As filed with the Securities and Exchange Commission on January 31, 2022

Securities Act File No. 333-________

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-2

☒ Registration Statement under the Securities Act of 1933

☐ Pre-Effective Amendment No.

☐ Post-Effective Amendment No.

and/or

☐ Registration Statement under the Investment Company Act of 1940

☐ Amendment No.

CĪON Investment Corporation

(Exact Name of Registrant as Specified in Charter)

3 Park Avenue, 36th Floor

New York, NY 10016

(Address of Principal Executive Offices)

(212) 418-4700

(Registrant’s Telephone Number, Including Area Code)

Eric A. Pinero

Chief Legal Officer

3 Park Avenue, 36th Floor

New York, NY 10016

(Name and Address of Agent for Service)

Copies of information to:

Jonathan Gaines, Esq.
Dechert LLP
1095 Avenue of the Americas
New York, NY 10036
Tel. No. (212) 698-3500
Fax No. (212) 698-3599

Approximate Date of Commencement of Proposed Public Offering: From time to time after the effective date of this Registration Statement.

If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, check the following box ☐

If any securities being registered on this Form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933 (“Securities Act”), other than securities offered in connection with a dividend reinvestment plan, check the following box. ☒

If this Form is a registration statement pursuant to General Instruction A.2 or a post-effective amendment thereto, check the following box ☒

If this Form is a registration statement pursuant to General Instruction B or a post-effective amendment thereto that will become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act, check the following box ☒

If this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction B to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act, check the following box ☐

It is proposed that this filing will become effective (check appropriate box):

☐	when declared effective pursuant to Section 8(c) of the Securities Act

If appropriate, check the following box:

☐	This [post-effective] amendment designates a new effective date for a previously filed [post-effective amendment] [registration statement]

☐	This Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is ___:

☐	This Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is ___:

☐	This Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is ___:

Check each box that appropriately characterizes the Registrant:

☐	Registered Closed-End Fund (closed-end company that is registered under the Investment Company Act of 1940 (the “Investment Company Act”)).

☒	Business Development Company (closed-end company that intends or has elected to be regulated as a business development company under the Investment Company Act).

☐	Interval Fund (Registered Closed-End Fund or a Business Development Company that makes periodic repurchase offers under Rule 23c-3 under the Investment Company Act).

☒	A.2 Qualified (qualified to register securities pursuant to General Instruction A.2 of this Form).

☒	Well-Known Seasoned Issuer (as defined by Rule 405 under the Securities Act).

☐	Emerging Growth Company (as defined by Rule 12b-2 under the Securities and Exchange Act of 1934 (the “Exchange Act”)).

☐

If an Emerging Growth Company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of the Securities Act.

☐	New Registrant (registered or regulated under the Investment Company Act for less than 12 calendar months preceding this filing).

Registration No. 333-

Prospectus

CĪON INVESTMENT CORPORATION,

a CION Investments company

Common Stock
Preferred Stock
Warrants
Subscription Rights
Debt Securities

We are an externally managed, non-diversified, closed-end management investment company that has elected to be regulated as a business development company, or BDC, under the Investment Company Act of 1940, as amended, or the 1940 Act.

Our investment objective is to generate current income and, to a lesser extent, capital appreciation for our investors. We seek to meet our investment objective by investing primarily in senior secured debt, including first lien loans, second lien loans and unitranche loans, and, to a lesser extent, collateralized securities, structured products and other similar securities, unsecured debt, including corporate bonds and long-term subordinated loans, referred to as mezzanine loans, and equity, of private and thinly traded U.S. middle-market companies.

We are managed by CION Investment Management, LLC, or CIM, a registered investment adviser and our affiliate.  Pursuant to an investment advisory agreement with us, CIM oversees the management of our activities and is responsible for making investment decisions for our investment portfolio. We have also entered into an administration agreement with CIM. We elected to be treated for U.S. federal income tax purposes as a regulated investment company, or RIC, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, or the Code.

We may offer, from time to time, in one or more offerings, together or separately, an indefinite amount of our common stock, preferred stock, warrants, debt securities, or subscription rights representing rights to purchase shares of our common stock, preferred stock, or debt securities, which we refer to, collectively, as the “securities.” The securities may be offered at prices and on terms to be described in one or more supplements to this prospectus.

Our common stock is traded on the New York Stock Exchange under the symbol “CION”. The last reported closing price for our common stock on January 27, 2022 was $12.10 per share. The net asset value, or NAV, of our common stock as of January 20, 2022 (the last date prior to the date of this prospectus as of which we determined NAV) was $16.23 per share. This prospectus and any accompanying prospectus supplement contain important information you should know before investing in our securities. We will provide the specific terms of these offerings and securities in one or more supplements to this prospectus. We may also authorize one or more free writing prospectuses to be provided to you in connection with these offerings. The prospectus supplement and any related free writing prospectus may also add, update, or change information contained in this prospectus.

You should carefully read and retain for future reference this prospectus, the applicable prospectus supplement, and any related free writing prospectus, and the documents incorporated by reference herein or therein, before buying any of the securities being offered. We file annual, quarterly and current reports, proxy statements and other information about us with the Securities and Exchange Commission, or the SEC, which we incorporate by reference herein. See “Incorporation by Reference.” This information will be available by written or oral request and free of charge or you may make other shareholder inquiries by contacting us at 3 Park Avenue, 36th Floor, New York,

New York 10016, on our website at www.cionbdc.com, or by telephone toll free at 1-877-822-4276 or collect at (212) 418-4700. Information contained on our website is not incorporated by reference into this prospectus, and you should not consider that information to be a part of this prospectus. The SEC also maintains a website at http://www.sec.gov that contains this information without charge.

Shares of closed-end investment companies that are listed on an exchange, including BDCs, frequently trade at a discount to their NAV per share. If our shares trade at a discount to our NAV, it may increase the risk of loss for purchasers in this offering. Investing in our securities is considered speculative and involves a high degree of risk, including the risk of a substantial loss of investment. See “Risk Factors” beginning on page 16 of this prospectus, Part I, Item 1A “RISK FACTORS” in our most recent Annual Report on Form 10-K, Part II, Item 1A “RISK FACTORS” in our most recent Quarterly Report on Form 10-Q, as well as in any of our subsequent SEC filings, and in, or incorporated by reference into, the applicable prospectus supplement and in any free writing prospectuses we may authorize for use in connection with a specific offering, and under similar headings in the other documents that are incorporated by reference into this prospectus, to read about the risks you should consider before buying our securities.

Neither the SEC nor any state securities commission has approved or disapproved the investment merit of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense. Except as required by the 1940 Act and the rules and regulations promulgated thereunder, the use of forecasts is prohibited and any representation to the contrary and any predictions, written or oral, as to the amount or certainty of any present or future cash benefit or tax consequence that may flow from an investment in our securities is not permitted.

This prospectus may not be used to consummate sales of securities unless accompanied by a prospectus supplement.

The date of this prospectus is January 31, 2022

ABOUT THIS PROSPECTUS

This prospectus is part of an automatic “shelf” registration statement that we have filed with the SEC as a “well-known seasoned issuer” as defined in Rule 405 of the Securities Act of 1933, as amended, or the Securities Act. Under the shelf registration process, which constitutes a delayed offering in reliance on Rule 415 under the Securities Act, we may offer, from time to time, in one or more offerings or series, our common stock, preferred stock, warrants, debt securities, or subscription rights to purchase shares of our common stock, preferred stock or debt securities on terms to be determined at the time of the offering. The securities may be offered at prices and on terms described in one or more supplements to this prospectus. We may sell our securities through underwriters or dealers, “at-the-market” to or through a market maker, into an existing trading market or otherwise directly to one or more purchasers or through agents or through a combination of methods of sale. The identities of such underwriters, dealers, market makers or agents, as the case may be, will be described in one or more supplements to this prospectus. This prospectus provides you with a general description of the securities that we may offer. Each time we use this prospectus to offer securities, we will provide a prospectus supplement that will contain specific information about the terms of that offering.

We may also authorize one or more free writing prospectuses to be provided to you that may contain material information relating to the offerings. In a prospectus supplement or free writing prospectus, we may also add, update, or change any of the information contained in this prospectus or in the documents we incorporate by reference into this prospectus. This prospectus, together with the applicable prospectus supplement, any related free writing prospectus, and the documents incorporated by reference into this prospectus and the applicable prospectus supplement, will include all material information relating to the applicable offering. Before buying any of the securities being offered, you should carefully read both this prospectus and the applicable prospectus supplement and any related free writing prospectus, together with any exhibits and the additional information described in the sections titled “Available Information”, “Incorporation by Reference”, “Prospectus Summary”, and “Risk Factors” before making an investment decision.

This prospectus includes summaries of certain provisions contained in some of the documents described in this prospectus, but reference is made to the actual documents for complete information. All of the summaries are qualified in their entirety by the actual documents. Copies of some of the documents referred to herein have been filed, will be filed, or will be incorporated by reference as exhibits to the registration statement of which this prospectus is a part, and you may obtain copies of those documents as described in the section titled “Available Information.”

i

You should rely only on the information contained in this prospectus, any accompanying prospectus supplement, any free writing prospectus, and the documents incorporated by reference herein or therein. We have not authorized any other person to provide you with different information or to make any representations not contained in this prospectus, any accompanying prospectus supplement, any free writing prospectus, and the documents incorporated by reference herein or therein. If anyone provides you with different or inconsistent information, you should not rely on it. We are not making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should assume that the information appearing in this prospectus, any accompanying prospectus supplement, any free writing prospectus, and the documents incorporated by reference herein or therein, is accurate only as of the dates on their respective covers. Changes to the information contained in this prospectus, any accompanying prospectus supplement, any free writing prospectus, or the documents incorporated by reference herein or therein may occur after such dates, and we undertake no obligation to update the information except as required by law.

ii

The references in this prospectus to the SEC’s website are not intended to and do not include or incorporate by reference into this prospectus the information on that website. Similarly, references to our website are not intended to and do not include or incorporate by reference into this prospectus the information on that website.

iii

PROSPECTUS SUMMARY

This summary highlights some of the information contained elsewhere in this prospectus. It is not complete and may not contain all of the information that you may want to consider before investing in our securities. You should read the more detailed information contained in this prospectus carefully, together with any applicable prospectus supplements or free writing prospectuses, especially the information set forth under “Risk Factors” below, “Item 1A. Risk Factors” in our most recent Annual Report on Form 10-K, “Part II—Item 1A. Risk Factors” in our most recent Quarterly Report on Form 10-Q, in our Current Reports on Form 8-K, as well as in any amendments to the foregoing reflected in subsequent SEC filings, and the information set forth under the caption “Available Information” in this prospectus.

Unless otherwise noted; the terms “we,” “us,” “our,” and “Company” refer to CĪON Investment Corporation and its consolidated subsidiaries. In addition, the terms “Adviser,” “Administrator,” and “CIM” refer to CION Investment Management, LLC, which serves as our investment adviser and administrator; and “CIG” refers to CION Investment Group, LLC, of which CIM is a subsidiary.

Amounts and percentages presented herein may have been rounded for presentation and all dollar amounts, excluding share and per share amounts, are presented in thousands unless otherwise noted. In addition, all share and per share amounts have been retroactively adjusted to reflect the two-to-one reverse stock split, which became effective on September 21, 2021, or the Reverse Stock Split.

CĪON Investment Corporation

We are an externally managed, non-diversified, closed-end management investment company that has elected to be regulated as a BDC under the 1940 Act. As such, we are required to comply with certain regulatory requirements. In addition, we elected to be treated for U.S. federal income tax purposes as a RIC as defined under Subchapter M of the Code.

We are managed by CIM, our affiliate and a registered investment adviser under the Investment Advisers Act of 1940, as amended, or the Advisers Act. Pursuant to an investment advisory agreement with us, CIM oversees the management of our activities and is responsible for making investment decisions for our portfolio. CIM is a controlled and consolidated subsidiary of CIG. As a member of CIM, CIG’s investment professionals provide investment advisory services, including advice, evaluation and recommendations with respect to our investments. Additionally, Apollo Investment Management, L.P., or AIM, a subsidiary of Apollo Global Management, Inc. (NYSE: APO), also a member of CIM and a registered investment adviser under the Advisers Act, performs certain services for CIM, which include, among other services, providing (a) trade and settlement support; (b) portfolio and cash reconciliation; (c) market pipeline information regarding syndicated deals, in each case, as reasonably requested by CIM; and (d) monthly valuation reports and support for all broker-quoted investments. AIM may also, from time to time, provide us with access to potential investment opportunities made available on Apollo’s credit platform on a similar basis as other third-party market participants. All of our investment decisions are the sole responsibility of, and are made at the sole discretion of, CIM’s investment committee, which consists entirely of CIG senior personnel.

Our investment objective is to generate current income and, to a lesser extent, capital appreciation for investors. We seek to meet our investment objective by utilizing the experienced management team of CIM, which includes its access to the relationships and human capital of its affiliates in sourcing, evaluating and structuring transactions, as well as monitoring and servicing our investments. Our portfolio is comprised primarily of investments in senior secured debt, including first lien loans, second lien loans and unitranche loans, and, to a lesser extent, collateralized securities, structured products and other similar securities, unsecured debt, and equity, of private and thinly traded U.S. middle-market companies. We define middle-market companies as companies that generally possess annual earnings before interest, taxes, depreciation and amortization, or EBITDA, of $75 million or less, with experienced management teams, significant free cash flow, strong competitive positions and potential for growth.

In addition, we may from time to time invest up to 30% of our assets opportunistically in other types of investments, including collateralized securities, structured products and other similar securities and the securities of larger public companies and foreign securities, which may be deemed “non-qualifying assets” for the purpose of complying with investment restrictions under the 1940 Act. See “Regulation-Qualifying Assets” in this prospectus.

In connection with our debt investments, we may receive equity interests such as warrants or options as additional consideration. We may also purchase equity interests in the form of common or preferred stock in our target companies, either in conjunction with one of our debt investments or through a co-investment with a financial sponsor. We expect that our investments will generally range between $5 million and $50 million each, although investments may vary as the size of our capital base changes and will ultimately be at the discretion of CIM subject to oversight by our board of directors. We have made and intend to make smaller investments in syndicated loan opportunities, which typically include investments in companies with annual EBITDA of greater than $75 million, subject to liquidity and diversification constraints.

To enhance our opportunity for gain, we employ leverage as market conditions permit and at the discretion of CIM. On March 23, 2018, an amendment to Section 61(a) of the 1940 Act was signed into law to permit BDCs to reduce the minimum “asset coverage” ratio from 200% to 150% and, as a result, to potentially increase the ratio of a BDC's debt to equity from a maximum of 1-to-1 to a maximum of 2-to-1, so long as certain approval and disclosure requirements are satisfied. At our Special Meeting of Shareholders on December 30, 2021, shareholders approved a proposal to reduce our asset coverage ratio to 150%. Such asset coverage ratio became effective on December 31, 2021. We are required to make certain disclosures on our website and in SEC filings regarding, among other things, the receipt of approval to increase our leverage, our leverage capacity and usage, and risks related to leverage. See “Regulation” in this prospectus for a discussion of BDC regulation and other regulatory considerations.

As a BDC, we are subject to certain regulatory restrictions in negotiating or investing in certain investments with entities with which we may be prohibited from doing so under the 1940 Act, such as CIM and its affiliates, unless we obtain an exemptive order from the SEC. We have filed an application with the SEC seeking an exemptive order from such restrictions, but there can be no assurances the SEC will ultimately grant the relief sought in the exemptive application. Co-investments made under the exemptive relief, if granted, would be subject to compliance with the conditions and other requirements contained in the exemptive relief provided by the SEC. We are limited in our ability to engage in co-investment transactions with CIM and its affiliates without exemptive relief from the SEC. Even if we receive exemptive relief, CIM’s investment committee may determine that we should not participate in a co-investment transaction. See “Certain Relationships and Related Party Transactions” in this prospectus.

Organizational Overview

We were incorporated under the general corporation laws of the State of Maryland on August 9, 2011. On December 17, 2012, we successfully raised gross proceeds from unaffiliated outside investors of at least $2,500, or the minimum offering requirement, and commenced operations. Our initial continuous public offering commenced on July 2, 2012 and ended on December 31, 2015. Our follow-on continuous public offering commenced on January 25, 2016 and ended on January 25, 2019. On October 5, 2021, our shares of common stock commenced trading on the New York Stock Exchange, or the NYSE, under the ticker symbol “CION”, or the Listing.

About CIM

CIM is a registered investment adviser and our affiliate. CIM is part of the CION Investments group of companies, or CION Investments. We believe that CION Investments is a leading manager of alternative investment solutions that focuses on alternative credit strategies for individual investors. CION Investments is headquartered in New York, with offices in Los Angeles and Boston.

Mark Gatto and Michael A. Reisner, together with Keith S. Franz, Gregg A. Bresner, Stephen Roman and Eric A. Pinero, form the senior management team of CIM. Both Messrs. Gatto and Reisner have significant managerial and investing experience and serve as our co-chairmen and co-chief executive officers. See “Management” in this prospectus and the documents incorporated by reference therein for biographical information regarding Messrs. Gatto, Reisner, Franz, Bresner, Roman and Pinero.

CIM’s senior management team has extensive experience in lending to private U.S. middle-market companies and has developed an expertise in using all levels of a firm’s capital structure to produce income-generating investments, focusing on risk management and delivering risk-adjusted returns that typically are collateralized by a company’s business-essential equipment or corporate infrastructure.

Pursuant to an administration agreement, CIM furnishes us with office facilities and equipment, and clerical, bookkeeping and record keeping services. CIM also oversees our financial records and prepares our reports to shareholders and reports filed with the SEC. CIM also performs the calculation and publication of our NAV, and oversees the preparation and filing of our tax returns, the payment of our expenses and the performance of various third party service providers. Furthermore, CIM provides on our behalf managerial assistance to those portfolio companies to which we are required to provide such assistance.

About CION Investments

CION Investments is a leading manager of investment solutions designed to redefine the way individual investors can build their portfolios and help meet their long-term investment goals. With more than 30 years of experience in the alternative asset management industry, CION Investments strives to level the playing field by giving investors direct access to asset management historically only available to the largest institutions. CION Investments provides distribution services as well through CION Securities, LLC, one of our affiliates.

Market Opportunity

According to GE Capital’s National Center for the Middle Market 2nd Quarter 2021 Middle Market Indicator, there are approximately 200,000 U.S. middle-market companies employing approximately 48 million people. The U.S. middle-market accounts for approximately one-third of private sector gross domestic product, or GDP, which, measured on a global scale, would be the fifth largest global economy. Collectively, the U.S. middle market generates more than $10 trillion in annual revenue. GE defines middle-market companies as those with $10 million to $1 billion in annual revenue, which we believe has significant overlap with our definition of middle-market companies that generally possess EBITDA of $75 million or less.

We believe that there is an attractive investment environment for us to provide loans to U.S. middle market companies as we pursue our investment objective of generating current income and, to a lesser extent, capital appreciation.  For a further discussion of the market opportunities associated with our focus on U.S. middle market companies, see Part I, Item 1, “Business—Market Opportunity” in our most recent Annual Report on Form 10-K.

Characteristics of and Risks Related to Investments in Private Companies

We have invested and continue to invest primarily in the debt of privately held companies. Investments in private companies pose significantly greater risks as compared to investments in public companies. First, private companies have reduced access to the capital markets, resulting in diminished capital resources and ability to withstand financial distress. Second, the investments themselves are often illiquid. As such, we may have difficulty exiting an investment promptly or at a desired price prior to maturity or outside of a normal amortization schedule. In addition, little public information generally exists about private companies. Finally, these companies often do not have third-party debt ratings or audited financial statements. We must therefore rely on the ability of CIM to obtain adequate information through its due diligence efforts to evaluate the creditworthiness of, and risks involved with, investing in these companies. These companies and their financial information will also generally not be subject to the Sarbanes-Oxley Act of 2002, as amended, or the Sarbanes-Oxley Act, and other rules and regulations that govern public companies that are designed to protect investors.

Investment Strategy and Process

When evaluating an investment, we use the resources of CIM to develop an investment thesis and a proprietary view of a potential company’s value. When identifying prospective portfolio companies, we focus on certain attributes that we believe will help us generate higher total returns with an acceptable level of risk.

We seek to invest in middle-market, private companies that generally possess annual EBITDA of $75 million or less at the time of investment. We seek to invest in companies that we believe possess advantages in scale, scope, customer loyalty, product pricing or product quality versus their competitors, minimizing sales risk and protecting profitability. We focus on investments in which the target company has an experienced management team with an established track record of success. We typically require the portfolio companies to have in place proper incentives to align management’s goals with ours. We seek to create a portfolio of companies engaged in a variety of industries and located in a variety of geographic locations, thereby potentially reducing the risk of a downturn in any one industry or geographic location having a disproportionate impact on the value of our portfolio. Finally, we focus our investment activity primarily in companies whose business models and growth prospects offer attractive exit possibilities. For a detailed discussion of our investment strategy, see Part I, Item 1, “Business—Investment Strategy” in our most recent Annual Report on Form 10-K.

Also see “Investment Types,” “Risk Management,” and “Investment Process” in Part I, Item 1. “Business” of our most recent Annual Report on Form 10-K, and in “Part I—Item 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations” of our most recent Quarterly Report on Form 10-Q, for summary information regarding our investment portfolio and process.

Potential Competitive Advantages

We believe that we offer to our investors potential competitive advantages over other capital providers to private U.S. middle-market companies. CIM’s senior management team believes that the breadth and depth of its experience provides us with a significant competitive advantage in sourcing attractive investment opportunities worldwide, and we believe that CIM has proven its ability to source, structure and manage private investments for us since our inception in 2012. CIM seeks to identify attractive investment opportunities both through its active origination channels and through its long-term relationships with numerous corporate and fund management teams, members of the financial community and potential corporate partners. We believe that CIM’s broad expertise and experience in transaction structuring at all levels of a company’s capital structure affords us numerous tools to manage risk while preserving the opportunity for returns on investments. We attempt to capitalize on this expertise in an effort to produce an investment portfolio that will perform in a broad range of economic conditions. For a detailed discussion of our potential competitive advantages, see Part I, Item 1, “Business—Potential Competitive Advantages” in our most recent Annual Report on Form 10-K.

Risk Factors

An investment in our securities involves a high degree of risk and may be considered speculative. You should carefully consider the information found in “Risk Factors” in this prospectus before deciding to invest in our securities. Some, but not all, of the risks and uncertainties that we face are related to:

•	our ability to achieve our investment objective depends on the ability of CIM to manage and support our investment process and if CIM was to lose any members of its senior management team, our ability to achieve our investment objective could be significantly harmed;

•	because our business model depends to a significant extent upon relationships with private equity sponsors, investment banks and commercial banks, the inability of CIM or its affiliates to maintain or develop these relationships, or the failure of these relationships to generate investment opportunities, could adversely affect our business;

•	we may face increasing competition for investment opportunities, which could delay deployment of our capital, reduce returns and result in losses;

•	as required by the 1940 Act, a significant portion of our investment portfolio is and will be recorded at fair value as determined in good faith by our board of directors and, as a result, there is and will be uncertainty as to the value of our portfolio investments;

•	there is a risk that investors in our common stock may not receive distributions or that our distributions may not grow over time;

•	changes in laws or regulations governing our operations may adversely affect our business or cause us to alter our business strategy;

•	any unrealized losses we experience on our portfolio may be an indication of future realized losses, which could reduce our income available for distributions;

•	CIM and its affiliates, including our officers and some of our directors, face conflicts of interest caused by compensation arrangements with us and our affiliates, which could result in actions that are not in the best interests of our shareholders;

•	we may be obligated to pay CIM incentive compensation even if we incur a net loss due to a decline in the value of our portfolio;

•	there may be conflicts of interest related to obligations that CIM’s senior management and investment team have to other clients;

•	our base management and incentive fees may induce CIM to make and identify speculative investments or to incur additional leverage;

•	the compensation we pay to CIM was determined without independent assessment on our behalf, and these terms may be less advantageous to us than if such terms had been the subject of arm’s-length negotiations;

•	the requirement that we invest a sufficient portion of our assets in qualifying assets could preclude us from investing in accordance with our current business strategy; conversely, the failure to invest a sufficient portion of our assets in qualifying assets could result in our failure to maintain our status as a BDC;

•	failure to maintain our status as a BDC would reduce our operating flexibility;

•	regulations governing our operation as a BDC and as a RIC will affect our ability to raise, and the way in which we raise, additional capital or borrow for investment purposes, which may have a negative effect on our growth;

•	our ability to enter into transactions with our affiliates is restricted;

•	our investments in prospective portfolio companies may be risky, and we could lose all or part of our investment;

•	our portfolio companies may incur debt that ranks equally with, or senior to, our investments in such companies;

•	there may be circumstances where our debt investments could be subordinated to claims of other creditors or we could be subject to lender liability claims;

•	we will be exposed to risks associated with changes in interest rates;

•	changes to and replacement of the LIBOR benchmark interest rate could adversely affect our business, financial condition, and results of operations;

•	second priority liens on collateral securing debt investments that we make to our portfolio companies may be subject to control by senior creditors with first priority liens. If there is a default, the value of the collateral may not be sufficient to repay in full both the first priority creditors and us;

•	economic recessions or downturns could impair our portfolio companies and adversely affect our operating results;

•	a covenant breach or other defaults by our portfolio companies may adversely affect our operating results;

•	investing in middle-market companies involves a number of significant risks, any one of which could have a material adverse effect on our operating results;

•	a lack of liquidity in certain of our investments may adversely affect our business;

•	we may not have the funds or ability to make additional investments in our portfolio companies or to fund our unfunded debt commitments;

•	prepayments of our debt investments by our portfolio companies could adversely impact our results of operations and reduce our return on equity;

•	our shareholders have approved a proposal permitting us to incur additional leverage, effective December 31, 2021;

•	since we have borrowed money, the potential for loss on amounts invested in us is magnified and may increase the risk of investing in us. Borrowed money may also adversely affect the return on our assets, reduce cash available for distribution to our shareholders, and result in losses;

•	we will be subject to corporate-level income tax if we are unable to qualify as a RIC under Subchapter M of the Code or to satisfy RIC distribution requirements;

•	we have received approval of our shareholders to issue shares of our common stock at prices below the then current NAV per share of our common stock. If we issue such shares or again receive such approval from shareholders in the future, we may issue shares of our common stock at a price below the then current NAV per share of our common stock. Any such issuance could materially dilute your interest in our common stock and reduce our NAV per share;

•	a shareholder’s interest in us will be diluted if we issue additional securities, which could reduce the overall value of an investment in us;

•	price declines and illiquidity in the corporate debt markets, as well as macro market events affecting us or our portfolio companies, may adversely affect the fair value of our portfolio investments, reducing our NAV through increased net unrealized depreciation;

•	the market price of our common stock may fluctuate significantly;

•	we cannot assure you that a market for shares of our common stock will be maintained or the market price of our shares will trade close to NAV;

•	sales of substantial amounts of our common stock in the public market may have an adverse effect on the market price of our common stock;

•	we may in the future determine to issue preferred stock, which could adversely affect the market value of our common stock;

•	we may incur significant costs as a result of being a public company;

•	we will be subject to Section 404(b) of the Sarbanes-Oxley Act, which requires us to utilize additional resources, and our internal controls may not be determined to be effective, which may adversely affect investor confidence in us and, as a result, the value of our securities;

•	global markets could enter a period of severe disruption and instability due to catastrophic events, such as terrorist attacks, acts of war, natural disasters, and outbreaks of epidemic, pandemic or contagious diseases, which could impair our portfolio companies’ financial positions and operating results and affect the industries in which we invest and, in turn, harm our operating results;

•	the outbreak of COVID-19 has caused severe disruptions in the U.S. and global economy, and initially had and may again have a materially adverse impact on our financial condition and results of operations; and

•	we are subject to risks associated with cybersecurity and cyber incidents.

See “Risk Factors” and the other information included in this prospectus for a discussion of factors you should carefully consider before deciding to invest in our securities. Also see “Risk Factors” in Part I, Item 1A of our most recent Annual Report on Form 10-K, and “Risk Factors” in Part II, Item 1A of our most recent Quarterly Report on Form 10-Q, for a more detailed discussion of these and other material risks you should carefully consider before deciding to invest in our securities.

Implications of No Longer Being a Non-Accelerated Filer

Due to our Listing, we will no longer be a “non-accelerated filer” as defined in Rule 12b-2 of the Exchange Act and as a result, commencing with our Annual Report on Form 10-K for the year ending December 31, 2022, we will be required to comply with the independent auditor attestation requirements of Section 404(b) of the Sarbanes-Oxley Act. Complying with Section 404(b) requires a rigorous compliance program as well as adequate time and resources. We will be subject to significant documentation and administrative burdens as a result of being required to comply with Section 404(b), which will require us to utilize additional resources, and our internal controls may not be determined to be effective, which may adversely affect investor confidence in us and, as a result, the value of our securities.

Plan of Distribution

We may sell our securities in any of three ways (or in any combination): (a) through underwriters or dealers; (b) directly to a limited number of purchasers or to a single purchaser; or (c) through agents. The securities may also be sold “at-the-market” to or through a market maker or into an existing trading market for the securities, on an exchange or otherwise. The prospectus supplement and any free writing prospectus will set forth the terms of the offering of such securities. See “Plan of Distribution” in this prospectus.

We may not sell securities pursuant to this prospectus without delivering a prospectus supplement describing the method and terms of the offering of such securities.

Estimated Use of Proceeds

Unless otherwise specified in a prospectus supplement or a free writing prospectus we have authorized for use in connection with a specific offering, we intend to use the net proceeds from the sale of our securities pursuant to this prospectus to make investments in private U.S. middle market companies in accordance with our investment objective and using the strategies described in this prospectus. We anticipate that the remainder will be used for working capital and general corporate purposes, including potential payments on our financing arrangements or distributions to shareholders. However, we have not established limits on the use of proceeds for a specific offering.

We anticipate that we will use substantially all of the net proceeds of an offering of securities for the above purposes within approximately six months after the completion of the offering, depending on the availability of appropriate investment opportunities consistent with our investment objective and market conditions. We cannot assure you that we will achieve our targeted investment pace. During this period, we may use the net proceeds from our offering to reduce then-outstanding indebtedness or to invest such proceeds primarily in cash, cash equivalents, U.S. government securities, repurchase agreements and high-quality debt instruments maturing in one year or less from the time of investment, consistent with our BDC election and our election to be taxed as a RIC. We intend to seek to invest the net proceeds received in the offering as promptly as practicable after receipt thereof. We may employ a portion of the net proceeds to pay operating expenses, distributions to shareholders, and for general corporate purposes. There can be no assurance we will be able to sell all the securities we are registering. If we sell only a portion of the securities we are registering, we may be unable to achieve our investment objective or continue to invest in a variety of portfolio companies. See “Estimated Use of Proceeds” in this prospectus.

Taxation

We elected to be treated for federal income tax purposes as a RIC under Subchapter M of the Code. As a RIC, we generally will not be subject to corporate-level federal income taxes on any ordinary income or capital gains that we distribute to our shareholders from our tax earnings and profits. To qualify for and maintain our RIC tax treatment, we must, among other things, meet certain source-of-income and asset diversification requirements and distribute to shareholders annually at least 90% of our “investment company taxable income”, which is generally equal to the sum of our net ordinary income plus the excess, if any, of realized net short-term capital gains over realized net long-term capital losses, if any. See “Material U.S. Federal Income Tax Considerations” in this prospectus.

Distributions and Distribution Reinvestment Plan

Our board of directors delegated to management the authority to determine the amount, record dates, payment dates and other terms of distributions to shareholders, which are ratified by the board of directors, each on a quarterly basis. We intend to make distributions in an amount sufficient to maintain RIC status each year and to avoid any federal income taxes on income. Therefore, subject to applicable legal restrictions and the sole discretion of our board of directors, we intend to authorize, declare, and pay regular cash distributions on a quarterly basis. Regular and special distributions in respect of future periods will be evaluated by management and our board of directors based on circumstances and expectations existing at the time of consideration.  See Part II, Item 5, “Distributions” of our most recent Annual Report on Form 10-K, and “Price Range of Common Stock and Distributions” and “Material U.S. Federal Income Tax Considerations” in this prospectus for additional details on distributions to our shareholders.

We have adopted an “opt out” distribution reinvestment plan (the “distribution reinvestment plan”) pursuant to which you may have the full amount of your cash distributions reinvested in additional common stock. Participants in our distribution reinvestment plan are free to participate in or terminate participation in the distribution reinvestment plan within a reasonable time as specified in the plan. If you elect to not participate in the plan, you will receive any distributions we declare and pay in cash. In addition to the documents incorporated by reference in the paragraph directly above, see “Distribution Reinvestment Plan” in this prospectus for additional details.

Advisory Fees

Under the investment advisory agreement, as amended and restated, CIM is entitled to a fee consisting of two components – an annual base management fee and an incentive fee. The annual base management fee is calculated at a rate of 1.5% of the average value of our gross assets (including cash pledged as collateral for our secured financing arrangements, but excluding other cash and cash equivalents so that investors do not pay the base management fee on such assets) to the extent that our asset coverage ratio is greater than or equal to 200% (i.e., $1 of debt outstanding for each $1 of equity); provided that, the annual base management fee is reduced to 1.0% of the average value of our gross assets (including cash pledged as collateral for our secured financing arrangements, but excluding other cash and cash equivalents so that investors do not pay the base management fee on such assets) purchased with leverage resulting in our asset coverage ratio dropping below 200%. At our Special Meeting of Shareholders on December 30, 2021, shareholders approved a proposal to reduce our asset coverage ratio to 150%. Such asset coverage ratio became effective on December 31, 2021. The annual base management fee is payable to CIM quarterly in arrears and is calculated based on the two most recently completed calendar quarters.

The incentive fee consists of two parts.

•	The first part, which we refer to as the subordinated incentive fee on income, is calculated and payable to CIM quarterly in arrears based upon our “pre-incentive fee net investment income” for the immediately preceding quarter and is subject to a hurdle rate, measured quarterly and expressed as a rate of return on our net assets at the beginning of the calendar quarter, equal to 1.625% per quarter, or an annualized rate of 6.5%, or the hurdle rate. We pay to CIM (x) 100.0% of our pre-incentive fee net investment income, if any, that exceeds the hurdle rate, but is less than or equal to 1.970% in any calendar quarter (7.879% annualized) and (y) 17.5% of the amount of our pre-incentive fee net investment income, if any, that exceeds 1.970% in any calendar quarter (7.879% annualized); and

•	The second part of the incentive fee, which we refer to as the incentive fee on capital gains, is an incentive fee on capital gains earned on liquidated investments from our investment portfolio during operations and is determined and payable to CIM in arrears as of the end of each calendar year (or upon termination of the investment advisory agreement). This fee equals 17.5% of our incentive fee capital gains (i.e., our realized capital gains on a cumulative basis from inception, calculated as of the end of each calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis), less the aggregate amount of any previously paid incentive fees on capital gains.

For more information on the advisory fees payable from us to CIM, see “Investment Advisory Agreement” in this prospectus and the documents incorporated by reference therein. For a discussion of the risks related to CIM and its affiliates, see “Risk Factors” in this prospectus, “Risk Factors” in Part I, Item 1A of our most recent Annual Report on Form 10-K, and “Risk Factors” in Part II, Item 1A of our most recent Quarterly Report on Form 10-Q.

Administration

CIM is reimbursed for administrative expenses it incurs on our behalf. See “Administration Agreement” in this prospectus.

Conflicts of Interest

CIM and certain of its affiliates experience conflicts of interest in connection with the management of our business affairs, including, but not limited to, the following:

•	The directors, officers and other personnel of CIM allocate their time between advising us and managing other investment activities and business activities in which they may be involved;

•	The compensation payable by us to CIM and other affiliates has been and will continue to be approved by our board of directors consistent with the exercise of the requisite standard of care applicable to directors under Maryland law and under the 1940 Act standard applicable to investment advisory agreement decisions. Such compensation is payable, in most cases, whether or not our shareholders receive distributions;

•	We compete with certain affiliates for investments, subjecting CIM and its affiliates to certain conflicts of interest in evaluating the suitability of investment opportunities and making or recommending acquisitions on our behalf;

•	Regardless of the quality of the assets acquired, the services provided to us or whether we make distributions to our shareholders, CIM will receive certain fees in connection with the management and sale of our portfolio investments;

•	CIM and its affiliates may give advice and recommend securities to other clients that may differ from advice given to, or securities recommended or bought for, us, even though their investment objective may be similar to ours since, among other things, our tax positions may differ, amounts available for investment may differ and we may have different investment concentration criteria;

•	CIM and its affiliates are not restricted from forming additional investment funds, from entering into other investment advisory relationships, or from engaging in other business activities, even though such activities may be in competition with us and/or may involve substantial time and resources of CIM;

•	Our senior management, members of CIM’s investment committee and other investment professionals from CIM may serve as directors of, or in a similar capacity with, companies in which we invest or in which we are considering making an investment. Through these and other relationships with a company, these individuals may obtain material non-public information that might restrict our ability to buy or sell the securities of such company under the policies of such company or applicable law;

•	Certain provisions of the 1940 Act and its rules thereunder may impose certain restrictions on our ability to invest in securities of the same companies in which other clients of CIM and/or its affiliates are invested. We have filed an application with the SEC seeking an exemptive order from such restrictions, but there can be no assurances that the SEC will ultimately grant the relief sought in the exemptive application. Co-investments made under the exemptive relief, if granted, would be subject to compliance with the conditions and other requirements contained in the exemptive relief provided by the SEC. We are limited in our ability to engage in co-investment opportunities with CIM and its affiliates without exemptive relief from the SEC. These co-investment opportunities may give rise to conflicts of interest or perceived conflicts of interest among us and the other participating accounts; and

•	From time to time, to the extent consistent with the 1940 Act and the rules and regulations promulgated thereunder, we and other clients for which CIM provides investment management services or carry on investment activities may make investments at different levels of an investment entity’s capital structure or otherwise in different classes of an issuer’s securities. These investments may inherently give rise to conflicts of interest or perceived conflicts of interest between or among the various classes of securities that may be held by us and such other clients.

Use of Leverage

Our (i) $575 million senior secured credit facility, or the JPM Credit Facility, with JPMorgan Chase Bank, National Association, or JPM, (ii) $150 million repurchase agreement, or the UBS Facility, with UBS AG, or UBS, (iii) $125 million senior unsecured notes due in 2026, or the 2026 Notes, and (iv) $30 million unsecured term loan, or the More Term Loan, with More Provident Funds Ltd., or More, allow us to borrow money and lever our investment portfolio, subject to the limitations of the 1940 Act, with the objective of increasing our yield. This is known as “leverage” and could increase or decrease returns to our shareholders. The use of leverage involves significant risks. Prior to December 31, 2021, we were permitted to borrow amounts such that our asset coverage ratio, as defined in the 1940 Act, was at least 200% after such borrowing. As of December 31, 2021, we are permitted to borrow amounts such that our asset coverage ratio, as defined in the 1940 Act, is at least 150% after such borrowing (if certain requirements are met). As of September 30, 2021 and December 31, 2020, our asset coverage ratio based on the aggregate amount outstanding of our senior securities was 217% and 221%, respectively.

Certain trading practices and investments, such as reverse repurchase agreements, may be considered borrowings or involve leverage and thus may be subject to 1940 Act restrictions. In accordance with applicable SEC staff guidance and interpretations, when we engage in such transactions, instead of maintaining an asset coverage ratio of at least 150% (if certain requirements are met), we will segregate or earmark liquid assets, or enter into an offsetting position, in an amount at least equal to our exposure, on a mark-to-market basis, to such transactions (as calculated pursuant to requirements of the SEC). Short-term credits necessary for the settlement of securities transactions and arrangements with respect to securities lending will not be considered borrowings for these purposes. Practices and investments that may involve leverage but are not considered borrowings are not subject to the 1940 Act’s asset coverage requirement, and we will not otherwise segregate or earmark liquid assets or enter into offsetting positions for such transactions. The amount of leverage that we employ will depend on CIM’s and our board of directors’

assessment of market conditions and other factors at the time of any proposed borrowing. See “Risk Factors—Risks Relating to Debt Financings—Recent legislation allows us to incur additional leverage” in this prospectus.

Recent Developments

NYSE Listing

On October 5, 2021, shares of our common stock began trading on the NYSE under the ticker symbol “CION”. The Listing accomplished our goal of providing our shareholders with greatly enhanced liquidity.

Second Amended and Restated Investment Advisory Agreement

Upon the occurrence of the Listing on October 5, 2021, we and CIM entered into the second amended and restated investment advisory agreement in order to implement the changes to the advisory fees payable from us to CIM that (i) reduced the annual base management fee, (ii) amended the structure of the subordinated incentive fee on income payable from us to CIM and reduced the hurdle and incentive fee rates, and (iii) reduced the incentive fee on capital gains payable from us to CIM.

Joint Venture with EagleTree Capital, LP

On December 21, 2021, we formed CION/EagleTree Partners, LLC, or CETP, an off-balance sheet joint investment entity, with an affiliate of EagleTree Capital, LP, or EagleTree. CETP will jointly pursue debt opportunities and special situation, crossover, subordinated and other junior capital investments that leverage the combined sourcing and portfolio management capabilities of our and EagleTree’s respective credit and private equity platforms. The initial holdings of CETP consisted of a diversified portfolio of approximately $97 million of second lien debt and equity investments that were held by us immediately prior to closing and approximately $15 million of cash contributed by an affiliate of EagleTree. The initial equity ownership of CETP is 85% by us and 15% by an affiliate of EagleTree. Each of us and EagleTree will have equal voting rights on the board of directors of CETP.

Expense Support Agreement with CIM

Pursuant to an expense support and conditional reimbursement agreement entered into on January 2, 2018 between us and CIM, CIM agreed to provide expense support to us in an amount that was sufficient to: (i) ensure that no portion of our distributions to shareholders was paid from our offering proceeds or borrowings, and/or (ii) reduce our operating expenses until we achieved economies of scale sufficient to ensure that we bore a reasonable level of expense in relation to our investment income. Under certain conditions, CIM would have been entitled to reimbursement of such expense support. On December 31, 2021, we and CIM allowed the expense support and conditional reimbursement agreement to expire in accordance with its terms.

COVID-19

The rapid spread of COVID-19, and associated impacts on the U.S. and global economies and the financial and credit markets, initially had negatively impacted, and may again negatively impact, our business operations and the business operations of some of our portfolio companies. We cannot at this time fully predict the impact of COVID-19, including new variants, such as Delta and Omicron, on our business or the business of our portfolio companies, its duration or magnitude or the extent to which it will negatively impact our portfolio companies’ operating results or our own results of operations or financial condition, including, without limitation, our ability to pay distributions to our shareholders. We expect that certain of our portfolio companies will continue to experience economic distress for the foreseeable future and may significantly limit business operations if subjected to prolonged economic distress. These developments could result in a decrease in the value of certain of our investments.

COVID-19 initially had adverse effects on our investment income and may again have adverse effects in the future. These adverse effects may require us to restructure certain of our investments, which could result in further reductions to our investment income or in impairments on our investments. In addition, disruptions in the capital markets have resulted in illiquidity in certain market areas. These market disruptions and illiquidity initially had an adverse effect on our business, financial condition, results of operations and cash flows. These events initially limited our investment originations, which may occur again in the future and may also have a material negative impact on our operating results.

We will continue to carefully monitor the impact of COVID-19 on our business and the business of our portfolio companies. Because the full effects of COVID-19 are not capable of being known at this time, we cannot estimate the impacts of COVID-19 on our future financial condition, results of operations or cash flows, including its effects on us with respect to our compliance with covenants in our financing arrangements with lenders.

Corporate Information

Our principal executive offices are located at 3 Park Avenue, 36th Floor, New York, New York 10016. We maintain a website at www.cionbdc.com. Information contained on our website is not incorporated by reference into this prospectus, and you should not consider that information to be part of this prospectus.

FEES AND EXPENSES

The following table is intended to assist you in understanding the various fees and expenses that an investor in our common stock will bear, directly or indirectly, based on the assumptions set forth below. We caution you that some of the percentages indicated in the table below are estimates and may vary. The expenses shown in the table under “annual expenses” are based on estimated amounts for our current fiscal year. The following table and example should not be considered a representation of our future expenses. Actual expenses may be greater or less than shown. Except where the context suggests otherwise, whenever this prospectus contains a reference to fees or expenses paid by “you,” “us” or “the Company,” or that “we” will pay fees or expenses, the holders of our common stock will indirectly bear such fees or expenses as investors in us. In the event that shares to which this prospectus relates are sold to or through underwriters or agents, a corresponding prospectus supplement and any related free writing prospectus will restate the information included in this table and example to reflect the applicable sales load and applicable fees and expenses.

Shareholder transaction expenses (as a percentage of offering price):
Sales load(1)	—%
Offering costs(2)	—%
Distribution reinvestment plan fees	0.00%
Total shareholder transaction expenses (as a percentage of offering price)(2)	0.00%
Estimated annual expenses (as a percentage of average net assets attributable to common stock):(3)
Base management fees(4)	3.59%
Accrued incentive fees pursuant to our investment advisory agreement (17.5% of investment income, subject to a hurdle rate, and capital gains fee)(5)	1.25%
Interest payments on borrowed funds(6)	3.47%
Other expenses(7)	1.46%
Total estimated annual expenses	9.77%

(1)	In the event that the securities to which this prospectus relates are sold to or through underwriters or agents, a corresponding prospectus supplement and any related free writing prospectus will disclose the applicable sales load and the example will be updated accordingly.

(2)	The related prospectus supplement and any related free writing prospectus will disclose the applicable amount of offering costs and total shareholder transaction expenses that will supersede the information included in this prospectus.

(3)	Average net assets attributable to common stock used to calculate the percentages in this table equals our average net assets of approximately $941.0 million as of September 30, 2021.

(4)	Effective upon the Listing on October 5, 2021, our base management fee payable to CIM pursuant to our investment advisory agreement was reduced from an annual rate of 2.0% to an annual rate of 1.5% of the average value of our gross assets (including cash pledged as collateral for our secured financing arrangements, but excluding other cash and cash equivalents so that investors do not pay the base management fee on such assets) to the extent that our asset coverage ratio is greater than or equal to 200% (i.e., $1 of debt outstanding for each $1 of equity); provided that, the annual base management fee is further reduced to 1.0% of the average value of our gross assets (including cash pledged as collateral for our secured financing arrangements, but excluding other cash and cash equivalents so that investors do not pay the base management fee on such assets) purchased with leverage resulting in our asset coverage ratio dropping below 200%. At our Special Meeting of Shareholders on December 30, 2021, shareholders approved a proposal to reduce our asset coverage ratio to 150% (i.e., $2 of debt outstanding for each $1 of equity). Such asset coverage ratio became effective on December 31, 2021. The annual base management fee is payable to CIM quarterly in arrears and is calculated based on the two most recently completed calendar quarters. The base management fee for any partial quarter will be appropriately prorated based on the actual number of days elapsed relative to the total number of days in such calendar quarter. See “Investment Advisory Agreement” in this prospectus. The base management fee referenced in the table above is based upon the actual amounts incurred during the nine months ended September 30, 2021, annualized for a full year. For more detailed information about our base management fee payable to CIM under the terms of the investment advisory agreement, please also see Note 4 “Transactions with Related Parties” of our Consolidated Financial Statements in Part I, Item 1 of our most recent Quarterly Report on Form 10-Q, which is incorporated by reference into this prospectus.

(5)	The incentive fees payable to CIM are based on the actual amount of the subordinated incentive fee on income recorded during the nine months ended September 30, 2021, annualized for a full year. For the nine months ended September 30, 2021, we had no liability for and did not record any capital gains incentive fees. As we cannot predict whether we will meet the thresholds for incentive fees payable to CIM under the investment advisory agreement, the incentive fees paid in subsequent periods, if any, may be substantially different than the fees incurred during the nine months ended September 30, 2021.

The incentive fee consists of two parts. The first part, which we refer to as the subordinated incentive fee on income, is calculated and payable to CIM quarterly in arrears based upon our “pre-incentive fee net investment income” for the immediately preceding quarter and is subject to a hurdle rate. Effective upon the Listing on October 5, 2021, the hurdle rate was reduced from 1.875% per quarter to 1.625% per quarter, or from an annualized hurdle rate of 7.5% to an annualized hurdle rate of 6.5%. The subordinated incentive fee on income for any partial quarter will be appropriately prorated based on the actual number of days elapsed relative to the total number of days in such calendar quarter. The amount in the table is based on our most recent estimate of financial performance for the quarter ended September 30, 2021.

The second part of the incentive fee, which we refer to as the incentive fee on capital gains, is determined and payable to CIM in arrears as of the end of each calendar year (or upon termination of the investment advisory agreement). Effective upon the Listing on October 5, 2021, this fee was reduced from 20.0% to 17.5% of our incentive fee capital gains, which equal our realized capital gains on a cumulative basis from inception, calculated as of the end of the applicable period, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gains incentive fees. The amount in the table assumes that the incentive fee on capital gains will be 0.0% of average net assets and is based on actual and projected realized capital gains on our investments through September 30, 2021 and the unrealized appreciation or depreciation of our investments and assumed converted to realized capital gains or losses on such date. Such amounts are expressed as a percentage of the estimated average net assets of approximately $941.0 million at September 30, 2021. See “Investment Advisory Agreement” in this prospectus for a further explanation of how this incentive fee is calculated. Also, see Note 4 “Transactions with Related Parties” of our Consolidated Financial Statements in Part I, Item 1 of our most recent Quarterly Report on Form 10-Q, which is incorporated by reference into this prospectus.

(6)	We have borrowed funds to make investments. The costs associated with such borrowings are indirectly borne by our shareholders. Interest payments on borrowed funds represent an estimate of our annualized interest expense based on borrowings as of September 30, 2021 under our (i) $575 million JPM Credit Facility, (ii) $150 million UBS Facility, (iii) $125 million of 2026 Notes, and (iv) $30 million More Term Loan. As of September 30, 2021, the weighted average interest rate on our total debt outstanding was 3.7%. For the nine months ended September 30, 2021, (a) the JPM Credit Facility bore a weighted average interest rate of 3.41%, (b) the UBS Facility bore a weighted average interest rate of 3.88%, (c) the 2026 Notes bore interest at an annual rate of 4.50%, and (iv) the More Term Loan bore interest at an annual rate of 5.20%. The figure in the table assumes we borrow for investment purposes an amount equal to 3.5% of our average net assets (including such borrowed funds) during 2021 and that the annual interest rate on the amount borrowed is 3.7%. We may borrow additional funds from time to time to make investments to the extent we determine that the economic situation is conducive to doing so. We may also issue additional debt securities or preferred stock, subject to our compliance with applicable requirements under the 1940 Act. Our ability to incur additional leverage during 2021 depends, in large part, on our ability to locate additional debt financing on attractive terms or at all, and there is no guarantee we will do so or that such financing will be at the cost noted in the table above.

(7)	Other expenses include accounting, legal and auditing fees as well as the reimbursement of the compensation of our chief financial officer, chief compliance officer and their respective staff and other administrative personnel and fees payable to our independent directors. The amount presented in the table estimates the amounts that will be paid during 2021. There have been no “acquired fund fees and expenses.”

Example

The below example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in our common stock. In calculating the below expense amounts, we have assumed our annual operating expenses would remain at the percentage levels set forth in the table above and have excluded the subordinated incentive fee on income. In the event that shares to which this prospectus relates are sold to or through underwriters or agents, a corresponding prospectus supplement and any related free writing prospectus will restate this example to reflect the applicable sales load.

	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 common stock investment, assuming a 5% annual return (none of which is subject to a capital gains incentive fee):	$89	$258	$413	$751

The example is designed to assist shareholders in understanding the various costs and expenses that an investor in our common stock will bear directly or indirectly. While the example assumes, as required by the SEC, a 5% annual return, our performance will vary and may result in a return greater or less than 5%. Assuming a 5% annual return, and considering our performance will vary, the incentive fees under the investment advisory agreement may not be earned or payable and are not included in the example. This illustration assumes that we will not realize any capital gains computed net of all realized capital losses and gross unrealized capital depreciation in any of the indicated time periods. If we achieve sufficient returns on our investments, including through the realization of capital gains, to trigger an incentive fee of a material amount, our expenses would be higher.

Assuming, however, that the incentive fee on capital gains under the investment advisory agreement is earned and payable and the subordinated incentive fee on income is not earned and payable the following example demonstrates the projected dollar amount of total expenses that would be incurred over various periods with respect to a hypothetical investment in our common stock:

	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 common stock investment, assuming a 5% annual return solely from realized capital gains (all of which is subject to a capital gains incentive fee):	$98	$281	$446	$794

The example and the expenses in the tables above should not be considered a representation of our future expenses, and actual expenses (including the cost of debt, if any, and other expenses) may be greater or less than those shown. In addition, the example assumes no sales load. Also, while the example assumes reinvestment of all distributions at NAV, participants in our distribution reinvestment plan will receive a number of shares of our common stock, determined by dividing the total dollar amount of the distribution payable to a participant by the market price per share of our common stock at the close of trading on the distribution payment date, which may be at, above or below net asset value. See “Distribution Reinvestment Plan” in this prospectus for additional information.

RISK FACTORS

Investing in our securities involves certain risks. There can be no assurance that our investment objectives will be achieved or that an investor will receive a return of its capital. In addition, there will be occasions when CIM and its affiliates may encounter potential conflicts of interest in connection with us. Before you invest in our securities, you should carefully consider these and other risks and uncertainties in the section titled “Risk Factors” in the applicable prospectus supplement and any related free writing prospectus, and those risks discussed in the section titled “Part I—Item 1A.—Risk Factors” in our most recent Annual Report on Form 10-K, “Part II—Item 1A.—Risk Factors” in our most recent Quarterly Report filed on Form 10-Q, our Current Reports filed on Form 8-K, as applicable, as well as any amendments related to the foregoing reflected in subsequent filings with the SEC, all incorporated by reference herein, together with all of the other information contained or incorporated by reference into this prospectus, including our consolidated financial statements and the related notes thereto, before you decide whether to make an investment in our securities. The risks incorporated by reference are not the only risks we face, but they are the principal risks associated with an investment in us. If any of these risks occur, our business, financial condition and results of operations could be materially adversely affected. In such case, our NAV and the market price per share of our common stock could decline or the value of our preferred stock, warrants, subscription rights, or debt securities may decline, and you may lose all or part of your investment. Additional risks and uncertainties not presently known to us or not presently deemed material by us may also impair our operations and performance.

The risk factor presented below supplements, updates, supersedes and/or replaces, as appropriate, the risk factors disclosed in the documents incorporated by reference above.

Risks Relating to Debt Financings

The Small Business Credit Availability Act of 2018 allows us to incur additional leverage.

The Small Business Credit Availability Act of 2018 modified the 1940 Act by allowing a BDC to increase the maximum amount of leverage it may incur under the 1940 Act from an asset coverage ratio of 200% to an asset coverage ratio of 150%, if certain requirements are met. Under the legislation, we are permitted to increase our leverage capacity if shareholders representing at least a majority of the votes cast, when quorum is met, approve a proposal to do so. At our Annual Meeting of Shareholders on December 30, 2021, shareholders approved a proposal to reduce our asset coverage ratio to 150%. Such asset coverage ratio became effective on December 31, 2021. We are required to make certain disclosures on our website and in SEC filings regarding, among other things, the receipt of approval to increase our leverage, our leverage capacity and usage, and risks related to leverage. See “Regulation” for a discussion of BDC regulation and other regulatory considerations. Leverage magnifies the potential for loss on investments in our indebtedness and on invested equity capital. We are also subject to asset coverage requirements for total borrowings under our financing arrangements. As we use leverage to partially finance our investments, you will experience increased risks of investing in our securities. If the value of our assets increases, then leveraging would cause the net asset value attributable to our common stock to increase more sharply than it would have had we not leveraged. Conversely, if the value of our assets decreases, leveraging would cause net asset value to decline more sharply than it otherwise would have had we not leveraged our business. Similarly, any increase in our income in excess of interest payable on the borrowed funds would cause our net investment income to increase more than it would without the leverage, while any decrease in our income would cause net investment income to decline more sharply than it would have had we not borrowed. Such a decline could negatively affect our ability to pay common stock distributions, scheduled debt payments or other payments related to our securities. Leverage is generally considered a speculative investment technique. Because we borrow money, the potential for loss on amounts invested in us is magnified and may increase the risk of investing in us.

SELECTED FINANCIAL DATA

The information in “Part II—Item 6. Selected Financial Data” of our most recent Annual Report on Form 10-K, “Part I—Item 1. Financial Statements—Consolidated Balance Sheets” of our most recent Quarterly Report on Form 10-Q and “Part I—Item 1. Financial Statements—Consolidated Statements of Operations” of our most recent Quarterly Report on Form 10-Q is incorporated by reference herein.

FINANCIAL HIGHLIGHTS

The financial data set forth in the following table (i) as of and for the years ended December 31, 2020 and 2019 are derived from our consolidated financial statements, which have been audited by RSM US LLP, our independent registered public accounting firm, whose reports thereon are incorporated by reference in this prospectus; and (ii) as of and for the years ended December 31, 2018, 2017, 2016, 2015 and 2014, are derived from our consolidated financial statements, which have been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report thereon is incorporated by reference in this prospectus. The financial data set forth in the following table are also derived from certain documents incorporated by reference in this prospectus or any accompanying prospectus supplement or free writing prospectus, or our Annual Reports on Form 10-K filed with the SEC, which may be obtained from www.sec.gov or upon request. The financial data set forth in the following table as of and for the nine months ended September 30, 2021 is derived from our unaudited consolidated financial statements, but in the opinion of management, reflects all adjustments (consisting only of normal recurring adjustments) that are necessary to present fairly the results of such interim period. Interim results as of and for the nine months ended September 30, 2021 are not necessarily indicative of the results that may be expected for the year ended December 31, 2021. You should read these financial highlights in conjunction with our consolidated financial statements and notes thereto and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included in this prospectus, any documents incorporated by reference in this prospectus or the accompanying prospectus supplement, or our Annual Reports on Form 10-K filed with the SEC.

	For the nine
	months									For the Period from
	ended									January 31, 2012
	September 30,	Years Ended December 31,								(Inception) through
	2021	2020	2019	2018	2017	2016	2015	2014	2013	December 31, 2012
Per share data:(1)
Net asset value at beginning of period	$15.50	$16.80	$17.38	$18.29	$18.21	$17.42	$18.45	$18.64	$17.94	$-
Results of operations:
Net investment income (loss)(2)	0.98	1.38	1.54	1.58	1.56	0.93	0.63	0.42	(0.01)	0.01
Net realized and net change in unrealized gains (losses)(3)	0.83	(1.56)	(0.62)	(1.03)	(0.04)	0.42	(0.35)	0.01	0.40	0.05
Net realized gain and net change in unrealized appreciation on total return swap	-	-	-	-	0.03	0.90	0.01	0.66	1.82	0.04
Net increase (decrease) in net assets resulting from operations(3)	1.81	(0.18)	0.92	0.55	1.55	2.25	0.29	1.09	2.21	0.10
Shareholder distributions:
Distributions from net investment income	(0.79)	(1.12)	(1.50)	(1.46)	(1.37)	(0.89)	(0.63)	(0.39)	-	-
Distributions from net realized gains	-	-	-	-	(0.10)	(0.57)	(0.81)	(1.07)	(1.28)	-
Distributions in excess of net investment income	-	-	-	-	-	-	(0.02)	-	(0.16)	-
Net decrease in net assets from shareholders' distributions	(0.79)	(1.12)	(1.50)	(1.46)	(1.47)	(1.46)	(1.46)	(1.46)	(1.44)	-
Capital share transactions:
Issuance of common stock above net asset value(4)	-	-	-	-	-	-	0.14	0.18	0.28	18.00
Repurchases of common stock(5)	-	-	-	-	-	-	-	-	-	-
Amortization of deferred offering expenses	-	-	-	-	-	-	-	-	(0.35)	(0.16)
Net increase (decrease) in net assets resulting from capital share transactions	-	-	-	-	-	-	0.14	0.18	(0.07)	17.84
Net asset value at end of period	$16.52	$15.50	$16.80	$17.38	$18.29	$18.21	$17.42	$18.45	$18.64	$17.94
Shares of common stock outstanding at end of period	56,958,440	56,646,862	56,690,573	56,354,620	57,890,876	54,893,779	51,907,181	26,909,315	7,755,089	250,169
Total investment return-net asset value(6)	11.98%	(0.94)%	5.55%	2.98%	8.76%	13.51%	2.13%	6.92%	11.96%	(0.35)%
Net assets at beginning of period	$878,256	$952,563	$979,271	$1,058,691	$999,763	$904,326	$496,389	$144,571	$4,487	$4,503
Net assets at end of period	$941,013	$878,256	$952,563	$979,271	$1,058,691	$999,763	$904,326	$496,389	$144,571	$4,487
Average net assets	$911,856	$875,846	$967,323	$1,035,861	$1,026,998	$936,739	$719,358	$313,044	$51,027	$4,495
Ratio/Supplemental data:
Ratio of net investment income (loss) to average net assets(7)	6.13%	8.99%	9.03%	8.71%	8.50%	5.27%	3.46%	2.24%	(0.10)%	0.06%
Ratio of gross operating expenses to average net assets(8)	6.69%	9.72%	11.76%	9.46%	6.34%	3.51%	3.90%	3.58%	11.51%	2.60%
Ratio of expenses (before expense support from CIG and recoupment of expense support) to average net assets(9)	6.69%	9.72%	11.76%	9.46%	6.34%	3.44%	3.25%	3.98%	11.51%	2.60%
Ratio of net expense recoupments to average net assets(10)	-	-	-	-	-	0.07%	0.65%	(0.40)%	(7.76)%	(2.60)%
Ratio of net operating expenses to average net assets	6.69%	9.72%	11.76%	9.46%	6.34%	3.51%	3.90%	3.58%	3.75%	-
Portfolio turnover rate(11)	32.40%	22.99%	31.59%	52.46%	68.07%	29.78%	20.94%	68.98%	14.97%	0.13%
Asset coverage ratio(12)	2.17	2.21	2.13	2.09	2.49	3.04	2.84	2.52	2.34	3.02

(1)	The per share data for the nine months ended September 30, 2021, for the years ended December 31, 2020, 2019, 2018, 2017, 2016, 2015, 2014 and 2013, and for the period from January 31, 2012 (Inception) to December 31, 2012 was derived by using the weighted average shares of common stock outstanding during each period.

(2)	Net investment income (loss) per share includes expense support from CIG of $0.11 and $1.43 per share for the years ended December 31, 2014 and 2013, respectively, and $0.47 per share for the period from January 31, 2012 (Inception) through December 31, 2012. There was no expense support from CIM for the nine months ended September 30, 2021 or for the years ended December 31, 2020, 2019 or 2018. There was no expense support from CIG or AIM for the years ended December 31, 2017, 2016 or 2015. Net investment income (loss) per share includes expense support recoupments by CIG of $0.01, $0.12 and $0.04 per share for the years ended December 31, 2016, 2015 and 2014, respectively. There were no expense support recoupments by CIG for the nine months ended September 30, 2021, for the years ended December 31, 2020, 2019, 2018, 2017 and 2013, or for the period from January 31, 2012 (Inception) through December 31, 2012.

(3)	The amount shown for net realized and net change in unrealized gains (losses) on investments is the balancing figure derived from the other figures in the schedule. The amount shown at this caption for a share outstanding throughout the period may not agree with the change in the aggregate gains and losses in portfolio securities for the period because of the timing of sales and repurchases of our shares in relation to fluctuating market values for the portfolio. As a result, net increase (decrease) in net assets resulting from operations in this schedule may vary from our consolidated statements of operations.

(4)	The continuous issuance of shares of common stock may have caused an incremental increase in net asset value per share due to the sale of shares at the then prevailing public offering price and the receipt of net proceeds per share by us in excess of net asset value per share on each subscription closing date. The per share impact of the continuous issuance of shares of common stock was an increase to net asset value of less than $0.01 per share during the nine months ended September 30, 2021, during the years ended December 31, 2020, 2019, 2018, 2017 and 2016. Our follow-on continuous public offering ended on January 25, 2019.

(5)	Repurchases of common stock may cause an incremental decrease in net asset value per share due to the repurchase of shares at a price in excess of net asset value per share on each repurchase date. The per share impact of repurchases of common stock was a decrease to net asset value of less than $0.01 per share during the nine months ended September 30, 2021, the years ended December 31, 2020, 2019, 2018, 2017, 2016, 2015, 2014 and 2013 and the period from January 31, 2012 (Inception) through December 31, 2012.

(6)	Total investment return-net asset value is a measure of the change in total value for shareholders who held our common stock at the beginning and end of the period, including distributions paid or payable during the period. Total investment return-net asset value is based on (i) the beginning period net asset value per share on the first day of the period, (ii) the net asset value per share on the last day of the period of (A) one share plus (B) any fractional shares issued in connection with the reinvestment of monthly distributions, and (iii) the value of distributions payable, if any, on the last day of the period. The total investment return-net asset value calculation assumes that monthly cash distributions are reinvested in accordance with our distribution reinvestment plan then in effect. The total investment return-net asset value does not consider the effect of the sales load from the sale of our common stock. Total returns covering less than a full year are not annualized.

(7)	Excluding the impact of expense support from CIG and/or the recoupment of expense support by CIG during the period, the ratio of net investment income (loss) to average net assets would have been 5.34%, 4.11%, 1.84%, (7.81%) and (2.54%) for the years ended December 31, 2016, 2015, 2014 and 2013 and for the period from January 31, 2012 (Inception) through December 31, 2012, respectively.

(8)	Ratio of gross operating expenses to average net assets does not include expense support provided by CIM or CIG and/or AIM, if any.

(9)	The ratio of gross expense recoupments by CIG to average net assets for the years ended December 31, 2016, 2015 and 2014 was 0.07%, 0.65% and 0.20%, respectively.

(10)	In order to record an obligation to reimburse CIM or CIG and AIM, as applicable, for expense support provided, the ratio of gross operating expenses to average net assets, when considering the recoupment, in the period in which recoupment is sought, cannot exceeded the ratio of gross operating expenses to average net assets for the period when the expense support was provided. For purposes of this calculation, gross operating expenses include all expenses borne by us, except for offering and organizational costs, base management fees, incentive fees, administrative services expenses, other general and administrative expenses owed to CIM and its affiliates and interest expense. For the years ended December 31, 2016, 2015, 2014 and 2013 and for the period from January 31, 2012 (Inception) through December 31, 2012, the ratio of gross operating expenses to average net assets, when considering recoupment of expense support, was 0.59%, 0.63%, 0.80%, 2.45% and 0.93%, respectively. As of December 31, 2016, all expense support provided by CIG had been reimbursed by us.

(11)	Portfolio turnover rate is calculated using the lesser of year-to-date sales or purchases over the average of the invested assets at fair value, excluding short term investments, and is not annualized.

(12)	Asset coverage ratio is equal to (i) the sum of (a) net assets at the end of the period and (b) total senior securities outstanding at the end of the period (excluding unfunded commitments), divided by (ii) total senior securities outstanding at the end of the period. For purposes of the asset coverage ratio test applicable to us as a BDC, we treated the outstanding TRS notional amount at the end of the period, less the total amount of cash collateral posted by Flatiron Funding LLC under the TRS, as well as unfunded commitments, as senior securities.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF
FINANCIAL CONDITION AND RESULTS OF OPERATIONS

The information in “Part II—Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations” of our most recent Annual Report on Form 10-K and in “Part I—Item 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations” of our most recent Quarterly Report on Form 10-Q is incorporated by reference herein.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

This prospectus, including the documents we incorporate by reference herein, contains, and any applicable prospectus supplement or free writing prospectus, including the documents we incorporate by reference therein, contain, forward-looking statements that involve substantial risks and uncertainties. You can identify these statements by the use of forward-looking terminology such as “may,” “will,” “should,” “expect,” “anticipate,” “project,” “target,” “estimate,” “intend,” “continue” or “believe” or the negatives thereof or other variations thereon or comparable terminology. You should read statements that contain these words carefully because they discuss our plans, strategies, prospects and expectations concerning our business, operating results, financial condition and other similar matters. We believe that it is important to communicate our future expectations to our investors. Our forward-looking statements include information in this prospectus, and any applicable prospectus supplement or free writing prospectus, regarding general domestic and global economic conditions, our future financing plans, our ability to operate as a BDC and the expected performance of, and the yield on, our portfolio company investments. There may be events in the future, however, that we are not able to predict accurately or control. The factors listed under “Risk Factors,” as well as any cautionary language in this prospectus, provide examples of risks, uncertainties and events that may cause our actual results to differ materially from the expectations we describe in our forward-looking statements. Before you invest in our securities, you should be aware that the occurrence of the events described in these risk factors and elsewhere in this prospectus could have a material adverse effect on our business, results of operation and financial position.

The following factors are among those that may cause actual results to differ materially from our forward-looking statements:

•	our future operating results;

•	our business prospects and the prospects of our portfolio companies, including our and their ability to achieve our respective objectives as a result of COVID-19;

•	the impact of the investments that we expect to make;

•	the ability of our portfolio companies to achieve their objectives;

•	our current and expected financings and investments;

•	the adequacy of our cash resources, financing sources and working capital;

•	the use of borrowed money to finance a portion of our investments;

•	the timing of cash flows, if any, from the operations of our portfolio companies;

•	our contractual arrangements and relationships with third parties;

•	the actual and potential conflicts of interest with CIM and its affiliates;

•	the ability of CIM's investment professionals to locate suitable investments for us and the ability of CIM to monitor and administer our investments;

•	the ability of CIM and its affiliates to attract and retain highly talented professionals;

•	the dependence of our future success on the general economy and its impact on the industries in which we invest, including COVID-19 and the related economic disruptions caused thereby;

•	the effects of a changing interest rate environment;

•	our ability to source favorable private investments;

•	our tax status;

•	the effect of changes to tax legislation and our tax position;

•	the tax status of the companies in which we invest;

•	the timing and amount of distributions and dividends from the companies in which we invest;

•	risks associated with possible disruption in our operations or the economy generally due to terrorism, pandemics, or natural disasters;

•	future changes in laws or regulations and conditions in our operating areas;

•	the price at which shares of our common stock may trade on the NYSE and any volume fluctuations;

•	the costs associated with being a publicly traded company; and

•	the risks, uncertainties and other factors we identify under “Risk Factors” and elsewhere in this prospectus.

Any forward-looking statement made by us in this prospectus speaks only as of the date on which we make it. Factors or events that could cause our actual results to differ from our forward-looking statements may emerge from time to time, and it is not possible for us to predict all of them. We undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. You are advised to consult any additional disclosures that we may make directly to you or through reports that we have filed or in the future may file with the SEC, including our Annual Reports on Form 10-K, Registration Statements on Form N-2, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and Definitive Proxy Statements on Schedule 14A. Under Sections 27A(b)(2)(B) and (D) of the Securities Act and Sections 21E(b)(2)(B) and (D) of the Exchange Act, the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995 do not apply to statements made in connection with any offering of securities pursuant to this prospectus or in the periodic reports we file under the Exchange Act.

ESTIMATED USE OF PROCEEDS

Unless otherwise specified in a prospectus supplement or a free writing prospectus we have authorized for use in connection with a specific offering, we intend to use the net proceeds from the sale of our securities pursuant to this prospectus for general corporate or strategic purposes, which include investing in debt and equity securities of private U.S. middle market companies in accordance with our investment objective, repaying outstanding indebtedness, acquisitions and other general corporate purposes, which may include to pay operating expenses and distributions to shareholders.

We anticipate that we will use substantially all of the net proceeds of an offering of securities for the above purposes within approximately six months after the completion of this offering, depending on the availability of appropriate investment opportunities consistent with our investment objective and market conditions. We cannot assure you that we will achieve our targeted investment pace. During this period, we may use the net proceeds from our offering to reduce then-outstanding indebtedness, or to invest such proceeds primarily in cash, cash equivalents, U.S. government securities, repurchase agreements and high-quality debt instruments maturing in one year or less from the time of investment, consistent with our BDC election and our election to be taxed as a RIC. These temporary investments may have lower yields than our other investments and, accordingly, may result in lower distributions, if any, during such period. Our ability to achieve our investment objective may be limited to the extent that the net proceeds from an offering, pending full investment, are held in lower yielding interest-bearing deposits or other short-term instruments.

The prospectus supplement relating to an offering will more fully identify the use of the proceeds from such offering.

PRICE RANGE OF COMMON STOCK AND DISTRIBUTIONS

Our common stock commenced trading on the NYSE under the symbol “CION” on October 5, 2021. The following table sets forth, for each fiscal quarter commencing September 30, 2021, the NAV per share of our common stock, the range of high and low closing sales prices of our common stock reported on the NYSE, the closing sales price as a premium (discount) to NAV and distributions declared by us. On January 27, 2022, the last reported closing sales price of our common stock on the NYSE was $12.10 per share, which represented a discount of approximately 26.7% to the NAV per share reported by us as of September 30, 2021.

		Closing Sales Price		Premium or Discount of High Sales Price to	Premium or Discount of Low Sales Price to	Declared
	NAV(1)	High	Low	NAV(2)	NAV(2)	Distributions(3)
Fiscal Year Ending December 31, 2022
First Fiscal Quarter(4)	*	$13.08	$12.10	*	*	$0.28
Fiscal Year Ended December 31, 2021
Fourth Fiscal Quarter (commencing October 5, 2021)	*	$14.86	$11.80	*	*	$0.46

(1) NAV per share will be determined as of the last day in the relevant quarter and therefore may not reflect the NAV per share on the date of the high and low closing sales prices. The NAV to be shown will be based on outstanding shares at the end of the relevant quarter.

(2) Will be calculated as the respective high or low closing sales price less NAV divided by NAV as of the last day in the relevant quarter.

(3) Represents the distributions declared in the relevant quarter.

(4) Through January 27, 2022.

* NAV has not yet been calculated for this period.

Shares of BDCs may trade at a market price that is less than the value of the net assets attributable to those shares. The possibility that our shares of common stock will trade at a discount from NAV or at premiums that are unsustainable over the long term is separate and distinct from the risk that our NAV will decrease. At times, our shares of common stock may trade at a premium to NAV and at times our shares of common stock have traded at a discount to the net assets attributable to those shares. It is not possible to predict whether our common stock will trade at, above or below NAV in the future. See “Risk Factors” in this prospectus.

Distributions

From February 1, 2014 through July 17, 2017, our board of directors authorized and declared on a monthly basis a weekly distribution amount per share of our common stock. On July 18, 2017, our board of directors authorized and declared on a quarterly basis a weekly distribution amount per share of our common stock. Effective September 28, 2017, our board of directors delegated to management the authority to determine the amount, record dates, payment dates and other terms of distributions to shareholders, which are ratified by the board of directors, each on a quarterly basis. Beginning on March 19, 2020, management changed the timing of declaring distributions from quarterly to monthly and temporarily suspended the payment of distributions to shareholders commencing with the month ended April 30, 2020. On July 15, 2020, the board of directors determined to recommence the payment of distributions to shareholders in August 2020. On September 15, 2021, management changed the timing of declaring and paying regular distributions to shareholders from monthly to quarterly commencing with the fourth quarter of 2021. Distributions in respect of future quarters will be evaluated by management and the board of directors based on circumstances and expectations existing at the time of consideration.

Our board of directors declared or ratified distributions for 19, 53, 52 and 9 record dates during the years ended December 31, 2020, 2019 and 2018 and the nine months ended September 30, 2021, respectively.

The following table presents cash distributions per share that were declared during the years ended December 31, 2020, 2019 and 2018 and the nine months ended September 30, 2021:

	Distributions
Three Months Ended	Per Share	Amount
2018
March 31, 2018 (thirteen record dates)	$0.3657	$21,002
June 30, 2018 (thirteen record dates)	0.3657	21,004
September 30, 2018 (thirteen record dates)	0.3657	20,776
December 31, 2018 (thirteen record dates)	0.3657	20,701
Total distributions for the year ended December 31, 2018	$1.4628	$83,483
2019
March 31, 2019 (thirteen record dates)	$0.3657	$20,772
June 30, 2019 (thirteen record dates)	0.3657	20,801
September 30, 2019 (thirteen record dates)	0.3657	20,798
December 31, 2019 (fourteen record dates)	0.3938	22,401
Total distributions for the year ended December 31, 2019	$1.4909	$84,772
2020
March 31, 2020 (thirteen record dates)	$0.3657	$20,793
June 30, 2020 (no record dates)	—	—
September 30, 2020 (two record dates)	0.1765	10,011
December 31, 2020 (four record dates)	0.5684	32,479
Total distributions for the year ended December 31, 2020	$1.1106	$63,283
2021
March 31, 2021 (three record dates)	$0.2648	$15,029
June 30, 2021 (three record dates)	0.2648	15,000
September 30, 2021 (three record dates)	0.2648	15,027
Total distributions for the nine months ended September 30, 2021	$0.7944	$45,056

On September 15, 2021, our co-chief executive officers declared a regular quarterly cash distribution of $0.2648 per share for the fourth quarter of 2021 and declared a special cash distribution of $0.20 per share for the year ended December 31, 2021. The regular quarterly cash distribution was paid on December 8, 2021 to shareholders of record as of December 1, 2021. The special cash distribution was paid on December 23, 2021 to shareholders of record as of December 16, 2021. On November 12, 2021, our co-chief executive officers declared a regular quarterly cash distribution of $0.28 per share for the first quarter of 2022 payable on March 30, 2022 to shareholders of record as of March 23, 2022.

We elected to be treated for federal income tax purposes as a RIC, as defined under Subchapter M of the Code. To qualify for and maintain RIC tax treatment, we must, among other things, meet certain source of income and asset diversification requirements and distribute in respect of each taxable year at least 90% of our “investment company taxable income”, which is generally equal to the sum of our net ordinary income plus the excess, if any, of realized net short-term capital gains over realized net long-term capital losses, if any. In order to avoid certain excise taxes imposed on RICs, we currently intend to distribute in respect of each calendar year an amount at least equal to the sum of (1) 98.0% of our net ordinary income (taking into account certain deferrals and elections) for the calendar year, (2) 98.2% of our capital gains in excess of capital losses, or capital gain net income (adjusted for certain ordinary losses), for the one-year period ending on October 31 of the calendar year and (3) any net ordinary income and capital gain net income from preceding years that was not distributed during such years and on which we paid no federal income tax. We can offer no assurance that (i) we will maintain results that will permit the payment of any cash distributions, and (ii) we will not be prohibited from making distributions if doing so causes us to fail to maintain the asset coverage ratios stipulated by the 1940 Act or if distributions are limited by the terms of any of our borrowings. See “Regulation” and “Material U.S. Federal Income Tax Considerations” in this prospectus.

We maintain an “opt out” distribution reinvestment plan for our shareholders. As a result, unless shareholders specifically elect to receive their distributions in cash, distributions will automatically be reinvested in additional shares of common stock. Under the terms of our distribution reinvestment plan, we reserve the right to either pay distributions in newly issued shares of common stock or purchase shares in the open market in connection with the implementation of the plan. This feature of the plan means that, under certain circumstances, we may issue shares of our common stock at a price below net asset value per share, which could cause our shareholders to experience dilution. See “Distribution Reinvestment Plan” in this prospectus.

Unless our shareholders elect to receive their distributions in cash, we intend to pay such distributions in additional shares of our common stock under our distribution reinvestment plan. Although distributions paid in the form of additional shares of our common stock will generally be subject to U.S. federal, state, and local taxes in the same manner as cash distributions, shareholders participating in our distribution reinvestment plan will not receive any corresponding cash distributions with which to pay any such applicable taxes. The amount of the distribution for shareholders receiving our common stock will generally be equal to the fair market value of the stock received, or the net asset value of the stock if issued by us directly. If shareholders hold our shares of our common stock in the name of a broker or other financial intermediary, you may elect to receive distributions in cash by notifying your broker or financial intermediary of your election to receive distributions in cash in lieu of shares of our common stock.

We intend to continue to pay quarterly distributions to our shareholders out of assets legally available for distribution in an amount sufficient to maintain RIC status each year and to avoid any federal income taxes on income. We will calculate each shareholder’s specific distribution amount for the period using record and declaration dates and each shareholder’s distributions will begin to accrue on the date such shareholder first owns shares of our common stock. From time to time, we may also pay interim special distributions in the form of cash or shares of common stock at the discretion of our board of directors. The timing and amount of any future distributions to shareholders are subject to applicable legal restrictions and the sole discretion of our board of directors. All future distributions will be subject to lawfully available funds therefor, and no assurance can be given that we will be able to declare such distributions in future periods.

We may fund our cash distributions to shareholders in the future from any sources of funds available to us, including offering proceeds, borrowings, net investment income from operations, capital gains proceeds from the sale of assets, non-capital gains proceeds from the sale of assets, and dividends or other distributions paid to us on account of preferred and common equity investments in portfolio companies. We have not established limits on the amount of funds we may use from available sources to make distributions.

As required under the 1940 Act, a quarterly estimate of the tax attributes of our distributions will be disclosed to our shareholders on our website at www.cionbdc.com; however, actual determinations of such tax attributes, including determinations from return of capital, will be made annually as of the end of our fiscal year, based upon our taxable income and distributions paid for the full year. Each year, information regarding the source of our distributions (i.e., whether paid from ordinary income, paid from net capital gains on the sale of securities, and/or a return of capital, the latter of which is a nontaxable distribution) will be disclosed to our shareholders on our website at www.cionbdc.com. Our distributions may exceed our earnings. As a result, a portion of the distributions we make may represent a return of capital. A return of capital is a return of your investment, rather than a return of earnings or gains derived from our investment activities, and will be made after deduction of the fees and expenses payable in connection with the offering, including any fees payable to CIM. A shareholder will not be subject to immediate taxation on the amount of any distribution treated as a return of capital to the extent of the shareholder’s basis in its shares; however, the shareholder’s basis in its shares will be reduced (but not below zero) by the amount of the return of capital, which will result in the shareholder recognizing additional gain (or a lower loss) when the shares are sold. A shareholder may recognize a gain from the sale of his/her shares even if the shareholder sells the shares for less than the original purchase price. To the extent that the amount of the return of capital exceeds the shareholder’s basis in its shares, such excess amount will be treated as gain from the sale of the shareholder’s shares. A shareholder’s basis in the investment will be reduced by the nontaxable amount, which will result in additional gain (or a lower loss) when the shares are sold. There can be no assurance that we will be able to sustain distributions at any particular level. See “Material U.S. Federal Income Tax Considerations” in this prospectus.

Pursuant to an expense support and conditional reimbursement agreement entered into on January 2, 2018 between us and CIM, CIM agreed to provide expense support to us in an amount that was sufficient to: (i) ensure that no portion of our distributions to shareholders was paid from our offering proceeds or borrowings, and/or (ii) reduce our operating expenses until we achieved economies of scale sufficient to ensure that we bear a reasonable level of expense in relation to our investment income. Under certain conditions, CIM would be entitled to reimbursement of such expense support. On December 9, 2020, we and CIM amended and restated the expense support and conditional reimbursement agreement to extend the termination date of such agreement from December 31, 2020 to December 31, 2021. On December 31, 2021, we and CIM allowed the amended and restated the expense support and conditional reimbursement agreement to expire in accordance with its terms because the parties believed that we bear a reasonable level of expense in relation to our investment income. See “Certain Relationships and Related Party Transactions” in this prospectus.

SALES OF COMMON STOCK BELOW NET ASSET VALUE

At our reconvened Annual Meeting of Shareholders held on August 9, 2021, our shareholders approved our ability to sell or otherwise issue during the next year shares of our common stock at a price below our then current NAV per share in one or more public or private offerings of our common stock not exceeding 25% of such then outstanding shares. In making a determination that an offering below NAV per share is in our and our shareholders’ best interests, our board of directors, including a majority of our independent directors, will consider a variety of factors, including:

•	The effect that an offering below NAV per share would have on our shareholders, including the potential dilution they would experience as a result of such offering;

•	The amount per share by which the offering price per share and the net proceeds per share are less than the most recently determined NAV per share;

•	The relationship of recent market prices of our common stock to NAV per share and the potential impact of such offering on the market price per share and the NAV per share of our common stock;

•	Whether the estimated offering price would closely approximate the market price of our shares, less any distributing commissions or discounts;

•	The potential market impact of being able to raise capital in the current financial market;

•	The nature of any new investors anticipated to acquire shares in the offering;

•	The anticipated rate of return on and quality, type and availability of additional portfolio investments;

•	The leverage available to us, both before and after the offering and other borrowing terms; and

•	The potential investment opportunities available relative to the potential dilutive effect of additional capital at the time of the offering.

Our board of directors will also consider the fact that a sale of shares of common stock at a discount will benefit CIM, as CIM may earn additional management fees on the proceeds of such offering as it would from the offering of any other securities, or from the offering of common stock at premium to NAV per share, as such management fees are partially based on the amount of our gross assets. Sales by us of our common stock at a discount from NAV pose potential risks for our existing shareholders whether or not they participate in the offering, as well as for new investors who participate in the offering.

The following three headings and accompanying tables explain and provide hypothetical examples assuming proceeds are temporarily invested in cash equivalents on the impact of an offering at a price less than NAV per share on three different sets of investors:

•	existing shareholders who do not participate in the offering;

•	existing shareholders who participate in the offering; and

•	new investors who become shareholders by purchasing shares in the offering.

Impact on Existing Shareholders who do not Participate in the Offering

Our existing shareholders who do not participate, or who are not given the opportunity to participate, in an offering at a price below NAV per share or who do not buy additional shares in the secondary market at the same or lower price we obtain in the offering (after any underwriting discounts and commissions) face the greatest potential risks. All shareholders will experience an immediate decrease (often called dilution) in the NAV of the shares they hold. Shareholders who do not participate in the offering will also experience a disproportionately greater decrease in their participation in our earnings and assets and their voting power than shareholders who do participate in the offering. All shareholders may also experience a decline in the market price of their shares, which often reflects, to some degree, announced or potential increases and decreases in NAV per share. This decrease could be more pronounced as the size of the offering and level of discounts increase.

The following chart illustrates the level of NAV dilution that would be experienced by a nonparticipating shareholder in three different hypothetical offerings of different sizes and levels of discount from NAV. The examples assume that the issuer has 1,000,000 shares of common stock outstanding, $15 million in total assets and $5 million in total liabilities. Based on these assumptions, the current net asset value and NAV thus would be $10 million and $10.00, respectively. The table below illustrates the dilutive effect on nonparticipating Shareholder A of (1) an offering of 50,000 shares of common stock (5% of the outstanding shares) at $9.50 per share after offering expenses and commissions (a 5% discount from NAV); (2) an offering of 100,000 shares of common stock (10% of the outstanding shares) at $9.00 per share after offering expenses and commissions (a 10% discount from NAV); (3) an offering of 200,000 shares of common stock (20% of the outstanding shares) at $8.00 per share after offering expenses and commissions (a 20% discount from NAV); (4) an offering of 250,000 shares of common stock (25% of the outstanding shares) at $7.50 per share after offering expenses and commissions (a 25% discount from NAV) and (5) an offering of 250,000 shares of common stock (25% of the outstanding shares) at $0.00 per share after offering expenses and commissions (a 100% discount from NAV). The prospectus supplement and any related free writing prospectus pursuant to which any discounted offering is made will include a chart for these examples based on the actual number of shares of common stock in such offering and the actual discount from the most recently determined NAV. It is not possible to predict the level of market price decline that may occur. These examples are provided for illustrative purposes only.

		Example 1 5% Offering At 5% Discount		Example 2 10% Offering At 10% Discount		Example 3 20% Offering At 20% Discount		Example 4 25% Offering At 25% Discount		Example 5 25% Offering At 100% Discount
	Prior to Sale Below NAV	Following Sale	% Change	Following Sale	% Change	Following Sale	% Change	Following Sale	% Change	Following Sale	% Change
Offering Price
Price per Share to Public	—	$10.00	—	$9.47	—	$8.42	—	$7.89	—	—	—
Net Proceeds per Share to Issuer	—	$9.50	—	$9.00	—	$8.00	—	$7.50	—	—	—
Decrease to NAV
Total Shares Outstanding	1,000,000	1,050,000	5.00%	1,100,000	10.00%	1,200,000	20.00%	1,250,000	25.00%	1,250,000	25.00%
NAV per Share	$10.00	$9.98	(0.24)%	$9.91	(0.91)%	$9.67	(3.33)%	$9.50	(5.00)%	$8.00	(20.00)%
Dilution to Shareholder
Shares Held by Shareholder A	10,000	10,000	—	10,000	—	10,000	—	10,000	—	10,000	—
Percentage Held by Shareholder A	1.0%	0.95%	(4.76)%	0.91%	(9.09)%	0.83%	(16.67)%	0.80%	(20.00)%	0.80%	(20.00)%
Total Asset Values
Total NAV Held by Shareholder A	$100,000	$99,762	(0.24)%	$99,091	(0.91)%	$96,667	(3.33)%	$95,000	(5.00)%	$80,000	(20.00)%
Total Investment by Shareholder A (Assumed to be $10.00 per Share)	$100,000	$100,000	—	$100,000	—	$100,000	—	$100,000	—	$100,000	—
Total Dilution to Shareholder A (Total NAV Less Total Investment)	—	$(238)	—	$(909)	—	$(3,333)	—	$(5,000)	—	$(20,000)	—
Per Share Amounts
NAV per Share Held by Shareholder A	—	$9.98	—	$9.91	—	$9.67	—	$9.50	—	$8.00	—
Investment per Share Held by Shareholder A (Assumed	$10.00	$10.00	—	$10.00	—	$10.00	—	$10.00	—	$10.00	—

to be $10.00 per Share on Shares Held Prior to Sale)
Dilution per Share Held by Shareholder A (NAV per Share Less Investment per Share)	—	$(0.02)	—	$(0.09)	—	$(0.33)	—	$(0.50)	—	$(2.00)	—
Percentage Dilution to Shareholder A (Dilution per Share Divided by Investment per Share)	—	—	(0.24)%	—	(0.91)%	—	(3.33)%	—	(5.00)%	—	(20.00)%

Impact on Existing Shareholders who Participate in the Offering

Our existing shareholders who participate in an offering at a price below NAV per share or who buy additional shares in the secondary market at the same or lower price as we obtain in the offering (after any underwriting discounts and commissions) will experience the same types of NAV dilution as the nonparticipating shareholders, although at a lower level, to the extent they purchase less than the same percentage of the offering below NAV as their interest in our shares immediately prior to the offering. The level of NAV dilution on an aggregate basis will decrease as the number of shares such shareholders purchase increases. Existing shareholders who buy more than such percentage will experience NAV dilution but will, in contrast to existing shareholders who purchase less than their proportionate share of the offering, experience an increase (often called accretion) in NAV per share over their investment per share and will also experience a disproportionately greater increase in their participation in our earnings and assets and their voting power than our increase in assets and voting interests due to such offering. The level of accretion will increase as the excess number of shares such shareholder purchases increases. Even a shareholder who over-participates will, however, be subject to the risk that we may make additional offerings below NAV in which such shareholder does not participate, in which case such a shareholder will experience NAV dilution as described above in such subsequent offerings. These shareholders may also experience a decline in the market price of their shares, which often reflects to some degree announced or potential increases and decreases in NAV per share. This decrease could be more pronounced as the size of the offering and level of discount to NAV increases.

The below examples assume that the issuer has 1,000,000 shares of common stock outstanding, $15 million in total assets and $5 million in total liabilities. Based on these assumptions, the current net asset value and NAV thus would be $10 million and $10.00, respectively. The table below illustrates the dilutive and accretive effect in the hypothetical 25% discount offering from the prior chart for Shareholder A that acquires shares of common stock equal to (1) 50% of their proportionate share of the offering (i.e., 1,250 shares of common stock, which is 0.50% of the offering of 250,000 shares rather than their 1.00% proportionate share) and (2) 150% of their proportionate share of the offering (i.e., 3,750 shares of common stock, which is 1.50% of the offering of 250,000 shares rather than their 1.00% proportionate share). The prospectus supplement and any related free writing prospectus pursuant to which any discounted offering is made will include a chart for these examples based on the actual number of shares of common stock in such offering and the actual discount from the most recently determined NAV. It is not possible to predict the level of market price decline that may occur. These examples are provided for illustrative purposes only.

	Prior to	50% Participation		150% Participation
	Sale Below NAV	Following Sale	% Change	Following Sale	% Change
Offering Price
Price per share to public	—	$7.89	—	$7.89	—
Net proceeds per share to issuer	—	$7.50	—	$7.50	—
Increases in Shares and Decrease to NAV
Total shares outstanding	1,000,000	1,250,000	25.00%	1,250,000	25.00%
NAV per share	$10.00	$9.50	(5.00)%	$9.50	(5.00)%
(Dilution)/Accretion to Participating Shareholder A
Shares held by Shareholder A	10,000	11,250	12.50%	13,750	37.50%

Percentage held by Shareholder A	1.00%	0.90%	(10.00)%	1.10%	10.00%
Total Asset Values
Total NAV held by Shareholder A	$100,000	$106,875	6.88%	$130,625	30.63%
Total investment by Shareholder A (assumed to be $10.00 per share on shares held prior to sale)	$100,000	$109,863	9.86%	$129,588	29.59%
Total (dilution)/accretion to Shareholder A (total NAV less total investment)	—	$(2,988)	—	$1,037	—
Per Share Amounts
NAV held by Shareholder A	—	$9.50	—	$9.50	—
Investment per share held by Shareholder A (assumed to be $10.00 per share on shares held prior to sale)	$10.00	$9.77	(2.30)%	$9.42	(5.80)%
(Dilution)/accretion per share held by Shareholder A (NAV less investment per share)	—	$(0.27)	—	$0.08	—
Percentage (dilution)/accretion to Shareholder A (dilution/accretion per share divided by investment per share)	—	—	(2.76)%	—	0.85%

Impact on New Investors

The following examples illustrate the level of NAV dilution or accretion that would be experienced by a new shareholder in three different hypothetical common stock offerings of different sizes and levels of discount from NAV per share, although it is not possible to predict the level of market price decline that may occur. Actual sales prices and discounts may differ from the presentation below.

Investors who are not currently shareholders, but who participate in an offering below NAV and whose investment per share is greater than the resulting NAV per share due to any underwriting discounts and commissions paid by us will experience an immediate decrease, albeit small, in the NAV of their shares and their NAV per share compared to the price they pay for their shares. Investors who are not currently shareholders and who participate in an offering below NAV per share and whose investment per share is also less than the resulting NAV per share due to any underwriting discounts and commissions paid by us being significantly less than the discount per share, will experience an immediate increase in the NAV of their shares and their NAV per share compared to the price they pay for their shares. All these investors will experience a disproportionately greater participation in our earnings and assets and their voting power than our increase in assets, potential earning power and voting interests. These investors will, however, be subject to the risk that we may make additional offerings below NAV in which such new shareholder does not participate, in which case such new shareholder will experience dilution as described above in such subsequent offerings. These investors may also experience a decline in the market price of their shares, which often reflects to some degree announced or potential increases and decreases in NAV per share. Their decrease could be more pronounced as the size of the offering and level of discounts increases.

The following examples illustrate the level of NAV dilution or accretion that would be experienced by a new shareholder who purchases the same percentage (1.00%) of the shares of common stock in the three different hypothetical offerings of shares of different sizes and levels of discount from NAV per share. The examples assume that the issuer has 1,000,000 shares of common stock outstanding, $15 million in total assets and $5 million in total liabilities. Based on these assumptions, the current NAV and NAV per share thus would be $10 million and $10.00, respectively. The table below illustrates the dilutive and accretive effects on Shareholder A at (1) an offering of 50,000 shares of common stock (5% of the outstanding shares) at $9.50 per share after offering expenses and any commissions (a 5% discount from NAV); (2) an offering of 100,000 shares of common stock (10% of the outstanding shares) at

$9.00 per share after offering expenses and any commissions (a 10% discount from NAV); and (3) an offering of 200,000 shares of common stock (20% of the outstanding shares) at $8.00 per share after offering expenses and any commissions (a 20% discount from NAV).

		Example 1 5% Offering at 5% Discount		Example 2 10% Offering at 10% Discount		Example 3 20% Offering at 20% Discount
	Prior to Sale Below NAV	Following Sale	% Change	Following Sale	% Change	Following Sale	% Change
Offering Price
Price per share to public	—	$10.05	—	$9.52	—	$8.47	—
Net offering proceeds per share to issuer	—	$9.50	—	$9.00	—	$8.00	—
Decrease to NAV
Total shares outstanding	—	1,050,000	5.00%	1,100,000	10.00%	1,200,000	20.00%
NAV per share	—	$9.98	(0.20)%	$9.91	(0.90)%	$9.67	(3.30)%
Dilution to Shareholder A
Shares held by Shareholder A	—	500	—	1,000	—	2,000	—
Percentage held by Shareholder A	—	—	—	—	—	—	—
Total Asset Values
Total NAV held by Shareholder A	—	$4,990	—	$9,910	—	$19,340	—
Total investment by Shareholder A	—	$5,025	—	$9,952	—	$16,940	—
Total dilution to Shareholder A (total NAV less total investment)	—	$(35)	—	$390	—	$2,400	—
Per Share Amounts
NAV per share held by Shareholder A	—	$9.98	—	$9.91	—	$9.67	—
Investment per share held by Shareholder A	—	$10.05	—	$9.52	—	$8.47	—
Dilution per share held by Shareholder A (NAV per share less investment per share)	—	$(0.07)	—	$0.39	—	$1.20	—
Percentage dilution to Shareholder A (dilution per share divided by investment per share)	—	—	—	(0.70)%	4.10%	—	14.17%

The discount to NAV is a result of market perception that moves the share price and thus NAV is only one determinant of market value.

SENIOR SECURITIES

Information about our senior securities (including preferred stock, debt securities and other indebtedness, if any) is shown in the following table as of the dates indicated in the table below, which is derived from our consolidated financial statements and related notes. This information about our senior securities should be read in conjunction with our audited and unaudited consolidated financial statements and related notes thereto and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included in our most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q, as well as any amendments reflected in subsequent filings with the SEC.

Class and Year/Period	Total Amount Outstanding Exclusive of Treasury Securities(1) ($ in thousands)	Asset Coverage Per Unit(2)	Involuntary Liquidating Preference Per Unit(3)	Average Market Value Per Unit(4)
JPM Credit Facility
Fiscal 2021 (as of September 30, 2021, unaudited)	$550,000	$2,170	$-	N/A
Fiscal 2020	625,000	2,210	$-	N/A
Fiscal 2019	250,000	2,130	$-	N/A
Fiscal 2018	250,000	2,090	$-	N/A
Fiscal 2017	224,423	2,490	$-	N/A
Fiscal 2016	224,423	3,040	$-	N/A
Fiscal 2015	-	2,840	$-	N/A
Fiscal 2014	-	2,520	$-	N/A
Fiscal 2013	-	2,340	$-	N/A
Fiscal 2012	-	3,020	$-	N/A
UBS Facility
Fiscal 2021 (as of September 30, 2021, unaudited)	$100,000	$2,170	$-	N/A
Fiscal 2020	100,000	2,210	$-	N/A
Fiscal 2019	200,000	2,130	$-	N/A
Fiscal 2018	200,000	2,090	$-	N/A
Fiscal 2017	162,500	2,490	$-	N/A
Fiscal 2016	-	3,040	$-	N/A
Fiscal 2015	-	2,840	$-	N/A
Fiscal 2014	-	2,520	$-	N/A
Fiscal 2013	-	2,340	$-	N/A
Fiscal 2012	-	3,020	$-	N/A
2026 Notes
Fiscal 2021 (as of September 30, 2021, unaudited)	$125,000	$2,170	$-	N/A
Fiscal 2020	-	2,210	$-	N/A
Fiscal 2019	-	2,130	$-	N/A
Fiscal 2018	-	2,090	$-	N/A
Fiscal 2017	-	2,490	$-	N/A
Fiscal 2016	-	3,040	$-	N/A
Fiscal 2015	-	2,840	$-	N/A
Fiscal 2014	-	2,520	$-	N/A
Fiscal 2013	-	2,340	$-	N/A
Fiscal 2012	-	3,020	$-	N/A
More Term Loan
Fiscal 2021 (as of September 30, 2021, unaudited)	$30,000	$2,170	$-	N/A
Fiscal 2020	-	2,210	$-	N/A
Fiscal 2019	-	2,130	$-	N/A
Fiscal 2018	-	2,090	$-	N/A
Fiscal 2017	-	2,490	$-	N/A
Fiscal 2016	-	3,040	$-	N/A
Fiscal 2015	-	2,840	$-	N/A
Fiscal 2014	-	2,520	$-	N/A
Fiscal 2013	-	2,340	$-	N/A
Fiscal 2012	-	3,020	$-	N/A
MS Credit Facility
Fiscal 2021 (as of September 30, 2021, unaudited)	$-	$2,170	$-	N/A
Fiscal 2020	-	2,210	$-	N/A
Fiscal 2019	112,500	2,130	$-	N/A
Fiscal 2018	150,000	2,090	$-	N/A
Fiscal 2017	-	2,490	$-	N/A
Fiscal 2016	-	3,040	$-	N/A
Fiscal 2015	-	2,840	$-	N/A
Fiscal 2014	-	2,520	$-	N/A
Fiscal 2013	-	2,340	$-	N/A
Fiscal 2012	-	3,020	$-	N/A
Citibank Credit Facility
Fiscal 2021 (as of September 30, 2021, unaudited)	$-	$2,170	$-	N/A
Fiscal 2020	-	2,210	$-	N/A
Fiscal 2019	278,542	2,130	$-	N/A
Fiscal 2018	298,542	2,090	$-	N/A
Fiscal 2017	324,542	2,490	$-	N/A
Fiscal 2016	-	3,040	$-	N/A
Fiscal 2015	-	2,840	$-	N/A
Fiscal 2014	-	2,520	$-	N/A
Fiscal 2013	-	2,340	$-	N/A
Fiscal 2012	-	3,020	$-	N/A
Citibank Total Return Swap
Fiscal 2021 (as of September 30, 2021, unaudited)	$-	$2,170	$-	N/A
Fiscal 2020	-	2,210	$-	N/A
Fiscal 2019	-	2,130	$-	N/A
Fiscal 2018	-	2,090	$-	N/A
Fiscal 2017	-	2,490	$-	N/A
Fiscal 2016	488,936	3,040	$-	N/A
Fiscal 2015	491,708	2,840	$-	N/A
Fiscal 2014	326,703	2,520	$-	N/A
Fiscal 2013	107,496	2,340	$-	N/A
Fiscal 2012	2,154	3,020	$-	N/A
Total Senior Securities
Fiscal 2021 (as of September 30, 2021, unaudited)	$805,000	$2,170	$-	N/A
Fiscal 2020	725,000	2,210	$-	N/A
Fiscal 2019	841,042	2,130	$-	N/A
Fiscal 2018	898,542	2,090	$-	N/A
Fiscal 2017	711,465	2,490	$-	N/A
Fiscal 2016	713,359	3,040	$-	N/A
Fiscal 2015	491,708	2,840	$-	N/A
Fiscal 2014	326,703	2,520	$-	N/A
Fiscal 2013	107,496	2,340	$-	N/A
Fiscal 2012	2,154	3,020	$-	N/A

(1)	Total amount of each class of senior securities outstanding at the end of the period presented.

(2)	Asset coverage per unit is the ratio of the carrying value of our total assets, less all liabilities excluding indebtedness represented by senior securities in this table, to the aggregate amount of senior securities representing indebtedness. Asset coverage per unit is expressed in terms of dollar amounts per $1,000 of indebtedness and is calculated on a consolidated basis.

(3)	The amount to which such class of senior security would be entitled upon our involuntary liquidation in preference to any security junior to it. The “—” in this column indicates information that the SEC expressly does not require to be disclosed for certain types of senior securities.

(4)	Not applicable because the senior securities are not registered for public trading.

INVESTMENT OBJECTIVE AND STRATEGY

Our Investment Objective and Strategy are described in “Part I—Item 1. Business” of our most recent Annual Report on Form 10-K and in “Part I—Item 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations” of our most recent Quarterly Report on Form 10-Q, which are incorporated by reference herein.

PORTFOLIO COMPANIES

The following table sets forth certain information as of September 30, 2021 regarding each portfolio company in which we had a debt or equity investment. The general terms of our loans and other investments are described in “Investment Objective and Strategy” in this prospectus. We offer to make available significant managerial assistance to our portfolio companies. We may receive rights to observe the meetings of our portfolio companies’ board of directors. Other than these investments, our only relationships with our portfolio companies are the managerial assistance we may separately provide to our portfolio companies, which services would be ancillary to our investments.

Name and Address of Portfolio Company	Industry	Investment Coupon Rate, Maturity Date	Principal /Number of Shares	Amortized Cost	Fair Value	% Net Assets
Senior Secured First Lien Debt
ABB/CON-CISE Optical Group LLC 12301 NW 39th Street Coral Springs, FL 33065	Consumer Goods: Non-Durable	LIBOR + 5.00%, 1.00% LIBOR Floor, 6/15/2023	3,495,762	3,409,726	3,390,987	0.4%
Adams Publishing Group, LLC 9300 Johnson Road Athens, OH 45701	Media: Advertising, Printing & Publishing	LIBOR + 7.00%, 1.75% LIBOR Floor, 7/2/2023	10,336,775	10,291,479	10,336,775	1.1%
Adapt Laser Acquisition, Inc. 1218 Guinotte Avenue Kansas City, MO 64120	Capital Equipment	LIBOR + 12.00%, 1.00% LIBOR Floor, 12/31/2023	11,214,789	11,214,789	8,999,868	1.0%
Adapt Laser Acquisition, Inc. 1218 Guinotte Avenue Kansas City, MO 64120	Capital Equipment	LIBOR + 10.00%, 1.00% LIBOR Floor, 12/31/2023	2,000,000	2,000,000	1,605,000	0.2%
Aegis Toxicology Sciences Corp. 515 Great Circle Road Nashville, TN 37228	Healthcare & Pharmaceuticals	LIBOR + 5.50%, 1.00% LIBOR Floor, 5/9/2025	7,899,131	7,804,816	7,691,779	0.8%
AIS Holdco, LLC 6 High Ridge Park # A Stamford, CT 06905	Banking, Finance, Insurance & Real Estate	LIBOR + 5.00%, 0.00% LIBOR Floor, 8/15/2025	1,981,555	1,966,090	1,946,878	0.2%
Alchemy US Holdco 1 LLC 2601 Weck Drive Research Park Triangle, NC 27709	Construction & Building	LIBOR + 5.50%, 10/10/2025	11,286,606	11,187,948	11,272,498	1.2%
Alert 360 Opco, Inc. 2448 E 81st Street, Ste # 4300 Tulsa, OK 74137	Services: Consumer	LIBOR + 6.00%, 1.00% LIBOR Floor, 10/16/2025	12,147,640	12,147,640	12,147,640	1.3%
Allen Media, LLC 1925 Century Park East, Suite 1000 Los Angeles, CA 90067	Media: Diversified & Production	LIBOR + 5.50%, 0.00% LIBOR Floor, 2/10/2027	9,734,427	9,734,427	9,748,623	1.0%
Allen Media, LLC 1925 Century Park East, Suite 1000 Los Angeles, CA 90067	Media: Diversified & Production	LIBOR + 5.50%, 0.00% LIBOR Floor, 2/10/2027	4,714,286	4,667,143	4,721,161	0.5%
Allen Media, LLC 1925 Century Park East, Suite 1000 Los Angeles, CA 90067	Media: Diversified & Production	0.00% Unfunded, 2/10/2027	4,285,714	(42,857)	6,250	0.0%
ALM Media, LLC 120 Broadway 5th Floor New York, NY 10271	Media: Advertising, Printing & Publishing	LIBOR + 6.50%, 1.00% LIBOR Floor, 11/25/2024	18,250,000	18,005,433	17,679,688	1.9%
AMCP Staffing Intermediate Holdings III, LLC 127 W. Worthington Avenue, Suite 100 Charlotte, NC 28203	Services: Business	LIBOR + 6.75%, 1.50% LIBOR Floor, 9/24/2025	14,531,867	14,491,172	14,531,867	1.5%
AMCP Staffing Intermediate Holdings III, LLC 127 W. Worthington Avenue, Suite 100 Charlotte, NC 28203	Services: Business	0.50% Unfunded, 9/24/2025	1,598,174	-	-	0.0%
American Clinical Solutions LLC 721 Cortaro Drive Sun City Center, FL 33573	Healthcare & Pharmaceuticals	7.00%, 12/31/2022	3,500,000	3,453,715	3,421,250	0.4%
American Clinical Solutions LLC 721 Cortaro Drive Sun City Center, FL 33573	Healthcare & Pharmaceuticals	7.00%, 12/31/2021	250,000	250,000	248,750	0.0%
American Consolidated Natural Resources, Inc. 46226 National Road St. Clairsville, Ohio 43950	Metals & Mining	LIBOR + 16.00%, 1.00% LIBOR Floor, 9/16/2025	507,966	374,208	519,077	0.1%
American Media, LLC 4 New York Plaza New York, NY 10004	Media: Advertising, Printing & Publishing	LIBOR + 7.75%, 1.50% LIBOR Floor, 12/31/2023	10,596,525	10,463,973	10,490,559	1.1%
American Media, LLC 4 New York Plaza New York, NY 10004	Media: Advertising, Printing & Publishing	LIBOR + 7.75%, 1.50% LIBOR Floor, 12/31/2023	1,617,021	1,597,857	1,600,851	0.2%
American Media, LLC 4 New York Plaza New York, NY 10004	Media: Advertising, Printing & Publishing	0.50% Unfunded, 12/31/2023	85,106	-	(851)	0.0%
American Teleconferencing Services, Ltd. 3280 Peachtree Road N.E. Suite 1000 Atlanta, GA 30305	Telecommunications	PRIME + 5.50%, 6/8/2023	16,154,317	15,621,187	8,339,666	0.9%
American Teleconferencing Services, Ltd. 3280 Peachtree Road N.E. Suite 1000 Atlanta, GA 30305	Telecommunications	PRIME + 5.50%, 12/7/2021	3,350,567	3,193,058	3,350,567	0.4%
Analogic Corp. 8 Centennial Drive Peabody, MA 01960	Healthcare & Pharmaceuticals	LIBOR + 5.25%, 1.00% LIBOR Floor, 6/21/2024	4,912,500	4,861,014	4,832,672	0.5%
Ancile Solutions, Inc. 6085 Marshalee Dr., Suite 300 Elkridge, MD 21075	High Tech Industries	LIBOR + 10.00%, 1.00% LIBOR Floor, 6/11/2026	12,519,792	12,155,560	12,144,198	1.3%
Anthem Sports & Entertainment Inc. 171 East Liberty Street, Suite 245 Toronto, ON Canada	Media: Diversified & Production	LIBOR + 9.50%, 1.00% LIBOR Floor, 9/9/2024	14,720,341	14,314,342	14,646,739	1.6%
Anthem Sports & Entertainment Inc. 171 East Liberty Street, Suite 245 Toronto, ON Canada	Media: Diversified & Production	LIBOR + 9.50%, 1.00% LIBOR Floor, 9/9/2024	416,667	416,667	414,583	0.0%
Anthem Sports & Entertainment Inc. 171 East Liberty Street, Suite 245 Toronto, ON Canada	Media: Diversified & Production	0.50% Unfunded, 9/9/2024	1,750,000	-	(8,750)	0.0%
APCO Holdings, LLC 6010 Atlantic Blvd. Norcross, GA 30071	Banking, Finance, Insurance & Real Estate	LIBOR + 5.50%, 0.00% LIBOR Floor, 6/9/2025	8,304,545	8,253,889	8,268,213	0.9%
Appalachian Resource Company, LLC 888 Seventh Avenue, 29th Floor New York, NY 10106	Metals & Mining	LIBOR + 5.00%, 1.00% LIBOR Floor, 9/10/2023	11,136,884	9,903,257	10,357,302	1.1%
Appalachian Resource Company, LLC 888 Seventh Avenue, 29th Floor New York, NY 10106	Metals & Mining	0.00% Unfunded, 9/10/2023	2,500,000	-	-	0.0%
Associated Asphalt Partners, LLC 130 Church Avenue SW Roanoke, VA 24011	Construction & Building	LIBOR + 5.25%, 1.00% LIBOR Floor, 4/5/2024	14,436,211	14,109,217	13,407,631	1.4%
Avison Young (USA) Inc. 18 York Street Suite 400, Mailbox #4 Toronto, ON M5J 2T8 Canada	Banking, Finance, Insurance & Real Estate	LIBOR + 5.00%, 0.00% LIBOR Floor, 1/31/2026	14,699,425	14,522,455	14,552,430	1.5%
BK Medical Holding Company, Inc. 8 Centennial Drive Peabody, MA 01960	Healthcare & Pharmaceuticals	LIBOR + 5.25%, 1.00% LIBOR Floor, 6/22/2024	4,925,000	4,898,765	4,869,594	0.5%

Blackboard Inc. 11710 Plaza America Drive, 11th Floor Reston, VA 20190	Services: Consumer	LIBOR + 6.00%, 1.00% LIBOR Floor, 6/30/2024	4,962,025	4,962,025	4,988,386	0.5%
Cadence Aerospace, LLC 610 Newport Center Drive, Suite 950 Newport Beach, CA 92660	Aerospace & Defense	LIBOR + 8.50%, 1.00% LIBOR Floor, 11/14/2023	38,857,568	38,486,443	37,837,557	4.0%
Cardenas Markets LLC 2501 East Guasti Road Ontario, CA 91761	Retail	LIBOR + 6.25%, 1.00% LIBOR Floor, 6/3/2027	10,972,500	10,864,940	11,054,794	1.2%
CB URS Holdings Corp. 10701 Middlebelt Road Romulus, MI 48174	Transportation: Cargo	LIBOR + 5.75%, 1.00% LIBOR Floor, 9/1/2024	15,485,692	15,436,959	14,343,623	1.5%
Celerity Acquisition Holdings, LLC 2 Gough Street, Suite 300 San Francisco, CA 94103	Services: Business	LIBOR + 8.50%, 1.00% LIBOR Floor, 5/28/2026	15,000,000	15,000,000	15,000,000	1.6%
Charming Charlie LLC 5999 Savoy Drive Houston, TX 77036	Retail	20.00%, 4/24/2023	776,811	657,136	349,763	0.0%
CHC Solutions Inc. 162 Industry Drive Pittsburgh, PA 15275	Healthcare & Pharmaceuticals	12.00%, 7/20/2023	7,885,157	7,885,157	7,826,019	0.8%
CircusTrix Holdings, LLC 42 W Center Street, Suite 301 Provo, UT 84601	Hotel, Gaming & Leisure	LIBOR + 8.00%, 1.00% LIBOR Floor, 1/16/2024	26,644,753	26,547,801	25,578,962	2.7%
CircusTrix Holdings, LLC 42 W Center Street, Suite 301 Provo, UT 84601	Hotel, Gaming & Leisure	LIBOR + 8.00%, 1.00% LIBOR Floor, 1/16/2024	2,712,244	2,712,244	2,603,754	0.3%
CircusTrix Holdings, LLC 42 W Center Street, Suite 301 Provo, UT 84601	Hotel, Gaming & Leisure	LIBOR + 8.00%, 1.00% LIBOR Floor, 7/16/2023	1,946,708	1,812,867	2,294,682	0.2%
Country Fresh Holdings, LLC 3200 Research Forest Drive, Suite A5 The Woodlands, TX 77381	Beverage, Food & Tobacco	LIBOR + 5.00%, 1.00% LIBOR Floor, 4/29/2023	1,020,467	999,985	168,377	0.0%
Country Fresh Holdings, LLC 3200 Research Forest Drive, Suite A5 The Woodlands, TX 77381	Beverage, Food & Tobacco	LIBOR + 5.00%, 1.00% LIBOR Floor, 4/29/2023	413,534	413,534	68,233	0.0%
Coyote Buyer, LLC 2500 N. Military Trail, Suite 470 Boca Raton, FL 33431	Chemicals, Plastics & Rubber	LIBOR + 6.00%, 1.00% LIBOR Floor, 2/6/2026	34,475,000	34,235,329	34,475,000	3.7%
Coyote Buyer, LLC 2500 N. Military Trail, Suite 470 Boca Raton, FL 33431	Chemicals, Plastics & Rubber	LIBOR + 8.00%, 1.00% LIBOR Floor, 8/6/2026	6,203,125	6,095,919	6,203,125	0.7%
Coyote Buyer, LLC 2500 N. Military Trail, Suite 470 Boca Raton, FL 33431	Chemicals, Plastics & Rubber	0.50% Unfunded, 2/6/2025	2,500,000	-	-	0.0%
David's Bridal, LLC 1001 Washington Street Conshohocken, PA 19428	Retail	LIBOR + 10.00%, 1.00% LIBOR Floor, 6/23/2023	5,545,774	4,849,922	5,545,774	0.6%
David's Bridal, LLC 1001 Washington Street Conshohocken, PA 19428	Retail	LIBOR + 10.00%, 1.00% LIBOR Floor, 5/23/2024	5,029,167	5,029,167	5,029,167	0.5%
David's Bridal, LLC 1001 Washington Street Conshohocken, PA 19428	Retail	LIBOR + 6.00%, 1.00% LIBOR Floor, 6/30/2023	779,517	699,024	779,517	0.1%
Deluxe Entertainment Services, Inc. 2400 West Empire Avenue Burbank, CA 91504	Media: Diversified & Production	LIBOR + 6.50%, 1.00% LIBOR Floor, 3/25/2024	2,918,349	3,019,644	2,918,349	0.3%
DMT Solutions Global Corp. 450 East 96th Street; Indianapolis, IN 46240	Services: Business	LIBOR + 7.00%, 1.00% LIBOR Floor, 7/2/2024	9,843,402	9,693,865	9,781,880	1.0%
East Valley Tourist Development Authority 84-245 Indio Springs Parkway Indio, CA 92203	Hotel, Gaming & Leisure	LIBOR + 8.00%, 1.00% LIBOR Floor, 3/7/2022	5,000,000	4,950,135	4,950,000	0.5%
Entertainment Studios P&A LLC 1925 Century Park East, 10th Floor Los Angeles, CA 90067	Media: Diversified & Production	6.30%, 5/18/2037	11,661,444	11,565,278	10,057,995	1.1%
Entertainment Studios P&A LLC 1925 Century Park East, 10th Floor Los Angeles, CA 90067	Media: Diversified & Production	5.00%, 5/18/2037	1	1	2,259,354	0.2%
EnTrans International, LLC 1125 Congress Parkway North Athens, TN 37303	Capital Equipment	LIBOR + 6.00%, 0.00% LIBOR Floor, 11/1/2024	25,125,000	24,981,011	23,805,938	2.5%
Extreme Reach, Inc. 75 2nd Avenue, Suite 720 Needham, MA 02494	Media: Diversified & Production	LIBOR + 7.50%, 1.50% LIBOR Floor, 3/29/2024	19,180,798	19,055,733	19,108,870	2.0%
Extreme Reach, Inc. 75 2nd Avenue, Suite 720 Needham, MA 02494	Media: Diversified & Production	0.50% Unfunded, 3/29/2024	1,744,186	-	(6,541)	0.0%
F+W Media, Inc. 38 E. 29th Street New York, NY 10016	Media: Diversified & Production	LIBOR + 10.00%, 1.50% LIBOR Floor, 5/24/2022	1,138,758	-	-	0.0%
Foundation Consumer Healthcare, LLC 1190 Omega Drive Pittsburgh, PA 15205-5005	Healthcare & Pharmaceuticals	LIBOR + 6.38%, 1.00% LIBOR Floor, 2/12/2027	32,474,004	32,186,976	32,758,151	3.5%
Foundation Consumer Healthcare, LLC 1190 Omega Drive Pittsburgh, PA 15205-5005	Healthcare & Pharmaceuticals	0.50% Unfunded, 11/2/2023	2,094,196	-	18,324	0.0%
Future Pak, LLC 28115 Lakeview Drive; Wixom, MI 48393	Healthcare & Pharmaceuticals	LIBOR + 8.00%, 2.00% LIBOR Floor, 7/2/2024	34,612,766	33,947,892	34,093,574	3.6%
Genesis Healthcare, Inc. 101 East State Street Kennett Square, PA 19348	Healthcare & Pharmaceuticals	0.50% Unfunded, 3/6/2023	35,000,000	-	-	0.0%
Geo Parent Corp. P.O. Box 4709 Grand Junction, CO 81502	Services: Business	LIBOR + 5.25%, 0.00% LIBOR Floor, 12/19/2025	14,625,000	14,526,399	14,551,875	1.5%
GSC Technologies Inc. 160 Rue Vanier, Saint-Jean-sur-Richelieu QC J3B 3R4, Canada	Chemicals, Plastics & Rubber	LIBOR + 5.00%, 1.00% LIBOR Floor, 9/30/2025	2,403,639	2,289,905	2,037,084	0.2%
GSC Technologies Inc. 160 Rue Vanier, Saint-Jean-sur-Richelieu QC J3B 3R4, Canada	Chemicals, Plastics & Rubber	LIBOR + 5.00%, 1.00% LIBOR Floor, 9/30/2025	844,696	799,507	514,209	0.1%
GSC Technologies Inc. 160 Rue Vanier, Saint-Jean-sur-Richelieu QC J3B 3R4, Canada	Chemicals, Plastics & Rubber	LIBOR + 10.00%, 1.00% LIBOR Floor, 9/30/2025	174,370	174,370	174,152	0.0%
H.W. Lochner, Inc. 225 West Washington Street, 12th Floor Chicago, IL 60606	Construction & Building	LIBOR + 6.25%, 1.00% LIBOR Floor, 7/2/2027	12,000,000	11,882,286	11,940,000	1.3%
H.W. Lochner, Inc. 225 West Washington Street, 12th Floor Chicago, IL 60606	Construction & Building	LIBOR + 6.25%, 1.00% LIBOR Floor, 7/2/2027	775,066	765,066	771,190	0.1%

H.W. Lochner, Inc. 225 West Washington Street, 12th Floor Chicago, IL 60606	Construction & Building	0.50% Unfunded, 7/2/2027	224,935	-	(1,125)	0.0%
Harland Clarke Holdings Corp. 15955 La Cantera Parkway; San Antonio, TX 78256	Services: Business	LIBOR + 7.75%, 1.00% LIBOR Floor, 11/3/2023	9,657,083	9,639,767	9,125,943	1.0%
HDT Holdco, Inc. 30500 Aurora Road, Suite 100 Solon, OH 44139	Aerospace & Defense	LIBOR + 5.75%, 0.75% LIBOR Floor, 7/8/2027	4,937,500	4,793,366	4,888,125	0.5%
Heritage Power, LLC; 3900 N 10th Street, Suite 910;McAllen, TX 78501	Energy: Oil & Gas	LIBOR + 6.00%, 1.00% LIBOR Floor, 7/30/2026	4,906,287	4,736,140	4,388,060	0.5%
Hilliard, Martinez & Gonzales, LLP 719 S Shoreline Blvd Corpus Christi, TX 78401	Services: Consumer	LIBOR + 18.00%, 2.00% LIBOR Floor, 12/17/2022	24,105,075	23,940,364	23,209,765	2.5%
Homer City Generation, L.P. 1750 Power Plant Rd Homer City, PA 15748	Energy: Oil & Gas	15.00%, 4/5/2023	9,802,149	10,174,659	7,645,676	0.8%
Hoover Group, Inc. 2135 Highway 6 S. Houston, TX 77077	Services: Business	LIBOR + 8.50%, 1.25% LIBOR Floor, 10/1/2024	5,169,372	5,151,683	5,091,832	0.5%
HUMC Holdco, LLC 308 Willow Avenue Hoboken, NJ 07030	Healthcare & Pharmaceuticals	9.00%, 11/19/2021	9,377,394	9,377,394	9,342,228	1.0%
HW Acquisition, LLC 3420 Maple Ave. Pulaski, New York 13142 USA	Capital Equipment	LIBOR + 6.00%, 1.00% LIBOR Floor, 9/28/2026	19,066,667	18,876,284	18,899,833	2.0%
HW Acquisition, LLC 3420 Maple Ave. Pulaski, New York 13142 USA	Capital Equipment	0.50% Unfunded, 9/28/2026	2,933,333	(29,333)	(25,667)	0.0%
Independent Pet Partners Intermediate Holdings, LLC 33 Irving Place, Floor 3G New York, NY 10003	Retail	6.00%, 11/20/2023	10,139,535	10,071,385	8,821,395	0.9%
Independent Pet Partners Intermediate Holdings, LLC 33 Irving Place, Floor 3G New York, NY 10003	Retail	PRIME + 5.00%, 12/22/2022	2,043,394	2,043,393	2,043,394	0.2%
Independent Pet Partners Intermediate Holdings, LLC 33 Irving Place, Floor 3G New York, NY 10003	Retail	LIBOR + 6.00%, 0.00% LIBOR Floor, 12/22/2022	263,868	263,868	263,868	0.0%
InfoGroup Inc. 1020 E 1st Street Papillion, NE 68046	Media: Advertising, Printing & Publishing	LIBOR + 5.00%, 1.00% LIBOR Floor, 4/3/2023	15,472,688	15,467,057	14,747,405	1.6%
Inotiv, Inc. 2701 Kent Avenue West Lafayette, IN 47906	Healthcare & Pharmaceuticals	LIBOR + 6.25%, 1.00% LIBOR Floor, 11/5/2026	9,900,000	9,702,000	9,702,000	1.0%
Inotiv, Inc. 2701 Kent Avenue West Lafayette, IN 47906	Healthcare & Pharmaceuticals	1.00% Unfunded, 5/5/2023	2,100,000	-	(42,000)	0.0%
Instant Web, LLC 7951 Powers Blvd Chanhassen, MN 55317	Media: Advertising, Printing & Publishing	LIBOR + 6.50%, 1.00% LIBOR Floor, 12/15/2022	36,756,472	36,727,577	34,459,192	3.7%
Instant Web, LLC 7951 Powers Blvd Chanhassen, MN 55317	Media: Advertising, Printing & Publishing	0.50% Unfunded, 12/15/2022	2,703,562	-	-	0.0%
Invincible Boat Company 4700 NW 132 Street Opa Locka, FL 33054	Consumer Goods: Durable	LIBOR + 6.50%, 1.50% LIBOR Floor, 8/28/2025	14,242,271	14,137,145	14,099,848	1.5%
Invincible Boat Company; 4700 NW 132 Street Opa Locka, FL 33054	Consumer Goods: Durable	0.50% Unfunded, 8/28/2025	797,872	-	(7,979)	0.0%
INW Manufacturing, LLC; 1270 Champion Circle Carrollton, TX 75006 USA	Services: Business	LIBOR + 5.75%, 0.75% LIBOR Floor, 5/7/2027	15,261,364	14,826,080	14,956,136	1.6%
INW Manufacturing, LLC 1270 Champion Circle Carrollton, TX 75006 USA	Services: Business	LIBOR + 5.75%, 0.75% LIBOR Floor, 5/7/2027	4,488,636	4,360,612	4,398,864	0.5%
Isagenix International, LLC 155 E. Rivulon Blvd. Gilbert, AZ 85297	Beverage, Food & Tobacco	LIBOR + 5.75%, 1.00% LIBOR Floor, 6/14/2025	16,997,746	15,383,988	15,361,713	1.6%
Island Medical Management Holdings, LLC 350 Motor Parkway, Suite 309 Hauppauge, NY 11788	Healthcare & Pharmaceuticals	LIBOR + 6.50%, 1.00% LIBOR Floor, 9/1/2023	11,083,884	11,052,330	10,959,190	1.2%
Jenny C Acquisition, Inc. 5770 Fleet Street Carlsbad, CA 92008	Services: Consumer	LIBOR + 10.50%, 1.75% LIBOR Floor, 10/01/2024	11,247,742	11,188,780	10,215,656	1.1%
JP Intermediate B, LLC 140 Crescent Drive Collierville, TN 38017	Beverage, Food & Tobacco	LIBOR + 5.50%, 1.00% LIBOR Floor, 11/20/2025	14,584,622	14,376,775	13,800,699	1.5%
K&N Parent, Inc.; P.O. Box 1329 Riverside, CA 92502	Consumer Goods: Durable	LIBOR + 4.75%, 1.00% LIBOR Floor, 10/20/2023	11,193,952	10,775,013	10,830,149	1.2%
KNB Holdings Corp.;12303 Technology Blvd., Suite 950 Austin, TX 78727	Consumer Goods: Durable	LIBOR + 5.50%, 1.00% LIBOR Floor, 4/26/2024	7,908,685	7,821,682	6,801,469	0.7%
LAV Gear Holdings, Inc. 3165 W Sunset Road, Suite 100 Las Vegas, NV 89118	Services: Business	LIBOR + 7.50%, 1.00% LIBOR Floor, 10/31/2024	26,335,791	26,009,715	24,953,162	2.7%
LAV Gear Holdings, Inc. 3165 W Sunset Road, Suite 100 Las Vegas, NV 89118	Services: Business	LIBOR + 7.50%, 1.00% LIBOR Floor, 10/31/2024	4,542,502	4,503,558	4,304,021	0.5%
LGC US Finco, LLC 7300 Airport Blvd. Houston, TX 77061	Capital Equipment	LIBOR + 6.50%, 1.00% LIBOR Floor, 12/20/2025	11,821,250	11,476,444	11,451,836	1.2%
LH Intermediate Corp. One Grand Central Place 60 East 42nd Street, Suite 1250 New York, NY 10016	Consumer Goods: Durable	LIBOR + 7.50%, 1.00% LIBOR Floor, 6/2/2026	14,625,000	14,402,055	14,442,188	1.5%
Lift Brands, Inc. 2411 Galpin Court, Suite 110 Chanhassen, MN 55317	Services: Consumer	LIBOR + 7.50%, 1.00% LIBOR Floor, 6/29/2025	23,582,407	23,582,407	23,582,407	2.5%
Lift Brands, Inc. 2411 Galpin Court, Suite 110 Chanhassen, MN 55317	Services: Consumer	9.50%, 6/29/2025	5,217,224	5,124,545	5,073,750	0.5%
Lift Brands, Inc. 2411 Galpin Court, Suite 110 Chanhassen, MN 55317	Services: Consumer	6/29/2025	5,295,699	4,781,387	4,739,650	0.5%
Longview Power, LLC 1375 Fort Martin Road Maidsville, WV 26541	Energy: Oil & Gas	LIBOR + 10.00%, 1.50% LIBOR Floor, 7/30/2025	4,200,065	2,598,826	4,452,069	0.5%

MacNeill Pride Group Corp. 155 Franklin Road, Suite 250 Brentwood, TN 37027	Services: Consumer	LIBOR + 6.50%, 1.00% LIBOR Floor, 4/20/2026	14,962,500	14,822,285	14,812,875	1.6%
MacNeill Pride Group Corp. 155 Franklin Road, Suite 250 Brentwood, TN 37027	Services: Consumer	LIBOR + 6.50%, 1.00% LIBOR Floor, 4/20/2026	3,333,333	3,287,135	3,300,000	0.4%
MacNeill Pride Group Corp. 155 Franklin Road, Suite 250 Brentwood, TN 37027	Services: Consumer	0.50% Unfunded, 7/20/2023	1,666,667	-	(16,667)	0.0%
Manus Bio Inc. 1030 Massachusetts Avenue, #300 Cambridge, MA 02138	Healthcare & Pharmaceuticals	11.00%, 8/20/2026	10,000,000	10,000,000	10,000,000	1.1%
Marble Point Credit Management LLC 600 Steamboat Road, Suite 202 Greenwich, CT 06830	Diversified Financials	LIBOR + 6.00%, 1.00% LIBOR Floor, 8/11/2028	6,500,000	6,370,000	6,370,000	0.7%
Marble Point Credit Management LLC 600 Steamboat Road, Suite 202 Greenwich, CT 06830	Diversified Financials	0.50% Unfunded, 8/11/2028	1,500,000	(30,000)	(30,000)	0.0%
Mimeo.com, Inc. 3350 Miac Cove Memphis, TN 38118	Services: Business	LIBOR + 6.60%, 1.00% LIBOR Floor, 12/21/2023	23,190,776	23,190,776	23,045,834	2.4%
Mimeo.com, Inc. 3350 Miac Cove Memphis, TN 38118	Services: Business	LIBOR + 6.60%, 1.00% LIBOR Floor, 12/21/2023	255,784	255,784	254,186	0.0%
Mimeo.com, Inc. 3350 Miac Cove Memphis, TN 38118	Services: Business	1.00% Unfunded, 12/21/2023	5,000,000	-	(31,250)	0.0%
Moss Holding Company 2600 Elmhurst Road Elk Grove Village, IL 60007	Services: Business	LIBOR + 7.00%, 1.00% LIBOR Floor, 4/17/2024	19,615,519	19,467,224	17,653,968	1.9%
Moss Holding Company 2600 Elmhurst Road Elk Grove Village, IL 60007	Services: Business	0.50% Unfunded, 4/17/2023	2,231,975	-	-	0.0%
Napa Management Services Corp. 68 South Service Road, Suite 350 Melville, NY 11747	Healthcare & Pharmaceuticals	LIBOR + 5.00%, 1.00% LIBOR Floor, 4/19/2023	5,331,903	5,271,787	5,336,347	0.6%
NASCO Healthcare Inc.; P.O. Box 1289 16 Simulaids Drive Saugerties, NY 12477	Services: Business	LIBOR + 5.50%, 1.00% LIBOR Floor, 6/30/2023	17,507,043	17,507,043	17,266,321	1.8%
NewsCycle Solutions, Inc. 7900 International Drive, Suite 800 Bloomington, MN 55425	Media: Advertising, Printing & Publishing	LIBOR + 7.00%, 1.00% LIBOR Floor, 12/29/2022	12,094,735	12,039,049	11,988,906	1.3%
NWN Parent Holdings LLC 271 Waverley Oaks Road Waltham, MA 02452	High Tech Industries	LIBOR + 6.50%, 1.00% LIBOR Floor, 5/7/2026	13,133,088	13,008,174	13,149,504	1.4%
NWN Parent Holdings LLC; 271 Waverley Oaks Road Waltham, MA 02452	High Tech Industries	0.50% Unfunded, 5/7/2026	1,800,000	(18,000)	2,250	0.0%
Optio Rx, LLC 7051 Highway 70 South Nashville, TN 37221	Healthcare & Pharmaceuticals	LIBOR + 7.00%, 0.00% LIBOR Floor, 6/28/2024	23,625,000	23,528,362	23,270,625	2.5%
Optio Rx, LLC 7051 Highway 70 South Nashville, TN 37221	Healthcare & Pharmaceuticals	LIBOR + 10.00%, 0.00% LIBOR Floor, 6/28/2024	2,514,874	2,496,377	2,659,479	0.3%
PetroChoice Holdings, Inc. 1300 Virginia Drive, Suite 405 Ft. Washington, PA 19034	Chemicals, Plastics & Rubber	LIBOR + 5.00%, 1.00% LIBOR Floor, 8/20/2022	3,905,916	3,823,978	3,788,739	0.4%
PH Beauty Holdings III. Inc. 3800 Swanson Court Gurnee, IL 60031	Consumer Goods: Non-Durable	LIBOR + 5.00%, 0.00% LIBOR Floor, 9/28/2025	9,700,000	9,165,093	9,530,250	1.0%
Pixelle Specialty Solutions LLC 228 South Main Street Spring Grove, PA 17362	Forest Products & Paper	LIBOR + 6.50%, 1.00% LIBOR Floor, 10/31/2024	21,685,637	21,421,455	21,699,190	2.3%
Playboy Enterprises, Inc.10960 Wilshire Blvd., Suite 2200 Los Angeles, CA 90024-3702	Consumer Goods: Non-Durable	LIBOR + 5.75%, 0.50% LIBOR Floor, 5/25/2027	28,678,125	28,107,632	28,534,734	3.0%
Polymer Additives, Inc. 7500 East Pleasant Valley Road Independence, OH 44131	Chemicals, Plastics & Rubber	LIBOR + 6.00%, 0.00% LIBOR Floor, 7/31/2025	19,449,917	19,210,114	18,939,357	2.0%
RA Outdoors, LLC 717 N. Harwood Street, Suite 2400 Dallas TX 75201	Media: Diversified & Production	LIBOR + 6.75%, 1.00% LIBOR Floor, 4/8/2026	15,950,617	15,950,617	15,811,049	1.7%
RA Outdoors, LLC 717 N. Harwood Street, Suite 2400 Dallas TX 75201	Media: Diversified & Production	0.50% Unfunded, 4/8/2026	1,049,383	(170,000)	(9,182)	0.0%
Retail Services WIS Corp. 9265 Sky Park Court, Suite 100 San Diego, California 92123	Services: Business	LIBOR + 7.75%, 1.00% LIBOR Floor, 5/20/2025	9,987,188	9,750,564	9,837,380	1.0%
Robert C. Hilliard, L.L.P. 719 S Shoreline Blvd Corpus Christi, TX 78401	Services: Consumer	LIBOR + 18.00%, 2.00% LIBOR Floor, 12/17/2022	2,006,667	2,006,667	1,932,135	0.2%
Rogers Mechanical Contractors, LLC 167 Liberty Road Villa Rica, GA 30180	Services: Business	LIBOR + 6.50%, 1.00% LIBOR Floor, 9/9/2025	17,471,154	17,471,154	17,471,154	1.9%
Rogers Mechanical Contractors, LLC 167 Liberty Road Villa Rica, GA 30180	Services: Business	0.75% Unfunded, 9/09/2025	2,884,615	-	-	0.0%
Rogers Mechanical Contractors, LLC 167 Liberty Road Villa Rica, GA 30180	Services: Business	1.00% Unfunded, 4/28/2023	1,923,077	-	-	0.0%
RumbleOn, Inc. 901 W Walnut Hill Ln #110A Irving, TX 75038	Automotive	LIBOR + 8.25%, 1.00% LIBOR Floor, 8/31/2026	14,000,000	12,939,999	13,037,500	1.4%
RumbleOn, Inc. 901 W Walnut Hill Ln #110A Irving, TX 75038	Automotive	0.00% Unfunded, 2/28/2023	6,000,000	(58,983)	-	0.0%
Securus Technologies Holdings, Inc. 14651 Dallas Parkway, Suite 600 Dallas, TX 75254-8815	Telecommunications	LIBOR + 4.50%, 1.00% LIBOR Floor, 11/1/2024	3,918,575	3,159,024	3,918,575	0.4%
Sequoia Healthcare Management, LLC 138 River Drive South Jersey City, 07310	Healthcare & Pharmaceuticals	12.75%, 8/21/2023	8,525,202	8,456,564	6,393,902	0.7%
SIMR, LLC; 211 N. Fourth Avenue, Suite 2B Ann Arbor, MI 48104	Healthcare & Pharmaceuticals	LIBOR + 17.00%, 2.00% LIBOR Floor, 9/7/2023	19,588,882	19,449,013	15,915,967	1.7%
Sorenson Communications, LLC 4192 South Riverboat Road Salt Lake City, Utah 84123	Telecommunications	LIBOR + 5.50%, 0.75% LIBOR Floor, 3/17/2026	9,500,000	9,411,613	9,579,167	1.0%
Spinal USA, Inc. / Precision Medical Inc. 300 Held Drive Northampton, PA 18067	Healthcare & Pharmaceuticals	LIBOR + 9.50%, 10/1/2022	12,525,779	12,518,219	12,306,578	1.3%

Spinal USA, Inc. / Precision Medical Inc. 300 Held Drive Northampton, PA 18067	Healthcare & Pharmaceuticals	LIBOR + 9.50%, 10/1/2022	1,205,186	1,205,186	1,184,095	0.1%
Spinal USA, Inc. / Precision Medical Inc. 300 Held Drive Northampton, PA 18067	Healthcare & Pharmaceuticals	LIBOR + 10.50%, 10/1/2022	1,054,096	1,054,092	1,038,284	0.1%
Spinal USA, Inc. / Precision Medical Inc. 300 Held Drive Northampton, PA 18067	Healthcare & Pharmaceuticals	LIBOR + 9.50%, 10/1/2022	649,351	647,106	636,364	0.1%
Stats Intermediate Holdings, LLC 203 North LaSalle St. Suite 2200 Chicago, IL 60601	High Tech Industries	LIBOR + 5.25%, 0.00% LIBOR Floor, 7/12/2026	9,825,000	9,669,023	9,816,813	1.0%
STV Group, Inc. 225 Park Avenue South; New York, NY 10003	Services: Business	LIBOR + 5.25%, 0.00% LIBOR Floor, 12/13/2026	3,489,533	3,463,190	3,489,533	0.4%
Tenere Inc.700 Kelly Avenue Dresser, WI 54009	Capital Equipment	LIBOR + 8.50%, 1.00% LIBOR Floor, 5/5/2025	18,080,000	18,066,081	18,102,600	1.9%
Tensar Corp.; 2500 Northwinds Parkway, Suite 500 Alpharetta, GA 30009	Chemicals, Plastics & Rubber	LIBOR + 6.75%, 1.00% LIBOR Floor, 8/20/2025	4,962,500	4,857,505	5,001,270	0.5%
The Pay-O-Matic Corp. 160 Oak Drive; Syosset, NY 11791	Services: Consumer	LIBOR + 9.00%, 1.00% LIBOR Floor, 4/5/2023	5,587,478	5,556,520	5,587,478	0.6%
Trademark Global, LLC; 950 Tower Lane, Suite 1000 Foster City, CA 94404	Services: Business	LIBOR + 6.00%, 1.00% LIBOR Floor, 7/30/2024	15,384,615	15,309,565	15,288,462	1.6%
Trademark Global, LLC 950 Tower Lane, Suite 1000 Foster City, CA 94404	Services: Business	0.50% Unfunded, 7/30/2024	4,615,385	(22,718)	(28,846)	0.0%
Trammell, P.C. 3262 Westheimer Rd #423 Houston, TX 77098	Services: Consumer	LIBOR + 18.00%, 2.00% LIBOR Floor, 6/25/2022	5,000,000	5,000,000	5,000,000	0.5%
Vesta Holdings, LLC 1600 N. Bethlehem Pike Unit N200; Ambler, PA 19002	Banking, Finance, Insurance & Real Estate	LIBOR + 10.00%, 1.00% LIBOR Floor, 2/25/2024	25,526,784	25,526,784	25,526,784	2.7%
Volta Charging, LLC 155 De Haro Street San Francisco, CA 94103	Media: Diversified & Production	12.00%, 6/19/2024	12,750,000	12,750,000	13,897,500	1.5%
Volta Charging, LLC 155 De Haro Street San Francisco, CA 94103	Media: Diversified & Production	12.00%, 6/19/2024	12,000,000	11,982,001	13,080,000	1.4%
West Dermatology Management Holdings, LLC 680 Newport Center Drive, Suite 150 Newport Beach, CA 92660	Healthcare & Pharmaceuticals	LIBOR + 6.00%, 1.00% LIBOR Floor, 2/11/2025	11,112,135	11,064,031	11,084,355	1.2%
West Dermatology Management Holdings, LLC 680 Newport Center Drive, Suite 150 Newport Beach, CA 92660	Healthcare & Pharmaceuticals	LIBOR + 7.50%, 1.00% LIBOR Floor, 2/11/2025	1,179,267	1,179,267	1,202,853	0.1%
West Dermatology Management Holdings, LLC 680 Newport Center Drive, Suite 150 Newport Beach, CA 92660	Healthcare & Pharmaceuticals	LIBOR + 6.00%, 1.00% LIBOR Floor, 2/11/2025	236,861	235,677	236,269	0.0%
West Dermatology Management Holdings, LLC 680 Newport Center Drive, Suite 150 Newport Beach, CA 92660	Healthcare & Pharmaceuticals	LIBOR + 6.00%, 1.00% LIBOR Floor, 2/11/2025	220,994	208,443	220,442	0.0%
West Dermatology Management Holdings, LLC 680 Newport Center Drive, Suite 150 Newport Beach, CA 92660	Healthcare & Pharmaceuticals	0.75% Unfunded, 2/11/2022	472,365	-	9,447	0.0%
West Dermatology Management Holdings, LLC 680 Newport Center Drive, Suite 150 Newport Beach, CA 92660	Healthcare & Pharmaceuticals	0.50% Unfunded, 2/11/2025	1,436,464	-	(3,591)	0.0%
West Dermatology Management Holdings, LLC 680 Newport Center Drive, Suite 150 Newport Beach, CA 92660	Healthcare & Pharmaceuticals	0.75% Unfunded, 2/11/2022	6,945,359	(17,577)	(17,363)	0.0%
Williams Industrial Services Group, Inc 9265 Sky Park Court, Suite 100 San Diego, California 92123	Services: Business	LIBOR + 9.00%, 1.00% LIBOR Floor, 12/16/2025	9,850,000	9,850,000	9,936,188	1.1%
Williams Industrial Services Group, Inc 100 Crescent Centre Pkwy Suite 1240 Tucker, GA 30084	Services: Business	0.50% Unfunded, 6/16/2022	5,000,000	-	43,750	0.0%
Wind River Systems, Inc. 500 Wind River Way Alameda, CA 94501	High Tech Industries	LIBOR + 6.75%, 1.00% LIBOR Floor, 6/24/2024	24,013,158	23,820,067	23,953,125	2.5%
Wok Holdings Inc. 7676 E. Pinnacle Peak Road Scottsdale, AZ 85255	Beverage, Food & Tobacco	LIBOR + 6.25%, 0.00% LIBOR Floor, 3/1/2026	20,391,839	19,909,775	20,162,431	2.1%
Senior Secured Second Lien Debt
Access CIG, LLC 6902 Patterson Pass Road, Suite G Livermore, CA 94550	Services: Business	LIBOR + 7.75%, 0.00% LIBOR Floor, 2/27/2026	7,250,000	7,206,287	7,259,062	0.8%
Carestream Health, Inc.; 150 Verona Street Rochester, New York 14608	Healthcare & Pharmaceuticals	LIBOR + 12.50%, 1.00% LIBOR Floor, 8/8/2023	12,210,643	12,210,644	12,012,220	1.3%
Country Fresh Holdings, LLC 3200 Research Forest Drive, Suite A5 The Woodlands, TX 77381	Beverage, Food & Tobacco	LIBOR + 8.50%, 1.00% LIBOR Floor, 4/29/2024	2,433,595	2,297,334	-	0.0%
Dayton Superior Corp. 1125 Byers Road Miamisburg, OH 45342	Construction & Building	LIBOR + 7.00%, 2.00% LIBOR Floor, 12/4/2024	1,481,046	1,481,046	1,470,864	0.2%
Deluxe Entertainment Services, Inc. 2400 West Empire Avenue Burbank, CA 91504	Media: Diversified & Production	LIBOR + 8.50%, 1.00% LIBOR Floor, 9/25/2024	10,466,780	10,016,906	-	0.0%
LSCS Holdings, Inc. 190 N. Milwaukee Street Milwaukee, WI 53202	Services: Business	LIBOR + 8.25%, 0.00% LIBOR Floor, 3/16/2026	11,890,909	11,707,945	11,653,091	1.2%
Global Tel*Link Corp. 107 Francis Street 33rd Floor Mobile, Alabama 36602	Telecommunications	LIBOR + 8.25%, 0.00% LIBOR Floor, 11/29/2026	11,500,000	11,349,342	11,471,250	1.2%
MedPlast Holdings, Inc. 2 Hampshire Street Foxborough, MA 02035	Healthcare & Pharmaceuticals	LIBOR + 7.75%, 0.00% LIBOR Floor, 7/2/2026	6,750,000	6,703,504	6,496,875	0.7%

Ministry Brands, LLC 14488 Old Stage Rd Lenoir City, TN 37772	Services: Business	LIBOR + 9.25%, 1.00% LIBOR Floor, 6/2/2023	7,000,000	7,000,000	6,991,250	0.7%
PetroChoice Holdings, Inc. 1300 Virginia Drive, Suite 405 Ft. Washington, PA 19034	Chemicals, Plastics & Rubber	LIBOR + 8.75%, 1.00% LIBOR Floor, 8/21/2023	15,000,000	14,460,734	14,100,000	1.5%
Premiere Global Services, Inc. 1300 Virginia Drive, Suite 405 Ft. Washington, PA 19034	Telecommunications	LIBOR + 9.50%, 1.00% LIBOR Floor, 6/6/2024	3,589,724	3,435,317	-	0.0%
Securus Technologies Holdings, Inc. 14651 Dallas Parkway, Suite 600 Dallas, TX 75254-8815	Telecommunications	LIBOR + 8.25%, 1.00% LIBOR Floor, 11/1/2025	2,942,432	2,922,638	2,942,432	0.3%
TMK Hawk Parent, Corp. 505 Collins Street South Attleboro, MA 02703	Services: Business	LIBOR + 8.00%, 1.00% LIBOR Floor, 8/28/2025	13,392,857	13,188,687	10,027,902	1.1%
Zest Acquisition Corp. 2875 Loker Avenue East Carlsbad, CA 92010	Healthcare & Pharmaceuticals	LIBOR + 7.50%, 1.00% LIBOR Floor, 3/14/2026	15,000,000	14,900,728	15,075,000	1.6%
Collateralized Securities and Structured Products- Equity
APIDOS CLO XVI Subordinated Notes 601 Travis Street 16th Floor Houston, Texas 77002	Diversified Financials	Residual, 1/19/2025	9,000,000	2,402,062	1,186,200	0.1%
CENT CLO 19 Ltd. Subordinated Notes 480 Washington Blvd 30th Floor Jersey City, NJ 07310	Diversified Financials	Residual, 10/29/2025	2,000,000	-	-	0.0%
Galaxy XV CLO Ltd. Class A Subordinated Notes 601 Travis Street 16th Floor Houston, Texas 77002	Diversified Financials	Residual, 4/15/2025	4,000,000	1,829,078	2,015,780	0.2%
Ivy Hill Middle Market Credit Fund VIII, Ltd. (Subordinated Loan) 245 Park Avenue 44th Floor New York, NY 10167	Diversified Financials	Residual, 2/2/2026	10,000,000	9,047,136	9,810,125	1.0%
Unsecured Debt
WPLM Acquisition Corp. 120 Broadway 5th Floor New York, NY 10271	Media: Advertising, Printing & Publishing	15.00%, 11/24/2025	5,752,055	5,678,350	5,550,733	0.6%
Equity
ACNR Holdings, Inc. 46226 National Road St. Clairsville, Ohio 43950	Metals & Mining	Preferred Stock	1,890 Units	25,515	401,625	0.0%
ACNR Holdings, Inc. 46226 National Road St. Clairsville, Ohio 43950	Metals & Mining	Common Stock	6,018 Units	90,270	234,702	0.0%
Alert 360 Topco, Inc. 2448 E 81st Street, Ste # 4300 Tulsa, OK 74137	Services: Consumer	Common Stock	584,498 Units	3,623,888	3,935,911	0.4%
American Clinical Solutions LLC 721 Cortaro Drive Sun City Center, FL 33573	Healthcare & Pharmaceuticals	Class A Membership Interests	6,030,384 Units	1,658,356	5,728,865	0.6%
Anthem Sports and Entertainment Inc. 171 East Liberty Street, Suite 245 Toronto, ON Canada	Media: Diversified & Production	Class A Preferred Stock Warrants	907 Units	204,725	336,369	0.0%
Anthem Sports and Entertainment Inc. 171 East Liberty Street, Suite 245 Toronto, ON Canada	Media: Diversified & Production	Class B Preferred Stock Warrants	160 Units	-	-	0.0%
Anthem Sports and Entertainment Inc. 171 East Liberty Street, Suite 245 Toronto, ON Canada	Media: Diversified & Production	Common Stock Warrants	2,960 Units	-	-	0.0%
ARC Financial Partners, LLC 888 Seventh Avenue, 29th Floor New York, NY 10106	Metals & Mining	Membership Interests (25% ownership)	NA	-	-	0.0%
Ascent Resources - Marcellus, LLC; 301 N.W. 63rd, Suite 600 Oklahoma City, OK 73116	Energy: Oil & Gas	Membership Units	511,255 Units	1,642,407	510,870	0.1%
Ascent Resources - Marcellus, LLC; 301 N.W. 63rd, Suite 600 Oklahoma City, OK 73116	Energy: Oil & Gas	Warrants	132,367 Units	13,237	840	0.0%
BCP Great Lakes Fund LP Maples Corporate Services Limited PO Box 309, Ugland House Grand Cayman KY1-1104 Cayman Islands	Diversified Financials	Partnership Interests (11.4% ownership)	NA	12,943,056	13,104,844	1.4%
Carestream Health, Inc. 150 Verona Street; Rochester, New York 14608	Healthcare & Pharmaceuticals	Warrants	233 Units	565,411	1,010,010	0.1%
CHC Medical Partners, Inc. 162 Industry Drive Pittsburgh, PA 15275	Healthcare & Pharmaceuticals	Series C Preferred Stock, 12% Dividend	2,727,273 Units	5,716,273	7,800,001	0.8%
CION SOF Funding, LLC 3 Park Avenue, 36th Floor New York, NY 10016	Diversified Financials	Membership Interests (87.5% ownership)	NA	-	-	0.0%
Country Fresh Holdings, LLC 3200 Research Forest Drive, Suite A5 The Woodlands, TX 77381	Beverage, Food & Tobacco	Membership Units	2,985 Units	5,248,649	-	0.0%
Dayton HoldCo, LLC 1125 Byers Road; Miamisburg, OH 45342	Construction & Building	Membership Units	37,264 Units	4,136,237	10,858,718	1.2%
DBI Investors, Inc. 1001 Washington Street Conshohocken, PA 19428	Retail	Series A1 Preferred Stock	20,000 Units	801,600	2,207,200	0.2%
DBI Investors, Inc. 1001 Washington Street Conshohocken, PA 19428	Retail	Series A2 Preferred Stock	1,733 Units	-	178,950	0.0%
DBI Investors, Inc. 1001 Washington Street Conshohocken, PA 19428	Retail	Series A Preferred Stock	1,396 Units	139,600	160,889	0.0%
DBI Investors, Inc. 1001 Washington Street Conshohocken, PA 19428	Retail	Series B Preferred Stock	4,183 Units	410,000	57,223	0.0%
DBI Investors, Inc. 1001 Washington Street Conshohocken, PA 19428	Retail	Common Stock	39,423 Units	-	-	0.0%
DBI Investors, Inc. 1001 Washington Street Conshohocken, PA 19428	Retail	Reallocation Rights	7,500 Units	-	-	0.0%

DESG Holdings, Inc. 2400 West Empire Avenue Burbank, CA 91504	Media: Diversified & Production	Common Stock	1,268,143 Units	13,674,555	-	0.0%
GSC Technologies Inc. 160 Rue Vanier, Saint-Jean-sur-Richelieu QC J3B 3R4, Canada	Chemicals, Plastics & Rubber	Common Shares	807,268 Units	-	-	0.0%
HDNet Holdco LLC 171 East Liberty Street, Suite 245 Toronto, ON Canada	Media: Diversified & Production	Preferred Unit Call Option	1 Unit	-	-	0.0%
HW Ultimate Holdings, LP 3420 Maple Ave. Pulaski, New York 13142 USA	Capital Equipment	Class A Membership Units	2,000,000 Units	2,000,000	2,030,647	0.2%
Independent Pet Partners Intermediate Holdings, LLC 33 Irving Place, Floor 3G New York, NY 10003	Retail	Class C Preferred Units	2,632,771 Units	2,632,771	2,760,000	0.3%
Independent Pet Partners Intermediate Holdings, LLC 33 Irving Place, Floor 3G New York, NY 10003	Retail	Class B-2 Preferred Units	2,632,771 Units	2,132,545	2,531,000	0.3%
Independent Pet Partners Intermediate Holdings, LLC 33 Irving Place, Floor 3G New York, NY 10003	Retail	Class A Preferred Units	1,000,000 Units	1,000,000	-	0.0%
Independent Pet Partners Intermediate Holdings, LLC 33 Irving Place, Floor 3G New York, NY 10003	Retail	Warrants	155,880 Units	-	-	0.0%
Longview Intermediate Holdings C, LLC 1375 Fort Martin Road Maidsville, WV 26541	Energy: Oil & Gas	Membership Units	626,443 Units	2,635,130	11,119,363	1.2%
Mooregate ITC Acquisition, LLC 7777 Greenback Lane Citrus Heights, CA 95610	High Tech Industries	Class A Units	500 Units	562,500	156,558	0.0%
Mount Logan Capital Inc. Suite 800, 365 Bay Street Toronto, Ontario M5H 2V1	Banking, Finance, Insurance & Real Estate	Common Stock	1,075,557 Units	3,534,246	3,223,264	0.3%
NS NWN Acquisition, LLC 271 Waverley Oaks Road Waltham, MA 02452	High Tech Industries	Class A Preferred Units	111 Units	110,500	331,500	0.0%
NS NWN Acquisition, LLC 271 Waverley Oaks Road Waltham, MA 02452	High Tech Industries	Voting Units	346 Units	393,134	-	0.0%
NSG Co-Invest (Bermuda) LP; 102 St, James Court Flatts Smiths, FL 04 Bermuda	Consumer Goods: Durable	Partnership Interests	1,575 Units	1,000,235	751,210	0.1%
NS NWN Holdco LLC; 271 Waverley Oaks Road Waltham, MA 02452	High Tech Industries	Voting Units	522 Units	522,000	2,723,068	0.3%
Palmetto Clean Technology, Inc. 1505 King Street Suite #114 Charleston, SC 29405	High Tech Industries	Warrants	724,112 Units	471,504	2,411,293	0.3%
Phillips Pet Holding Corp. 3747 Hecktown Road Easton, PA 18045	Retail	Common Stock	235 Units	13,005	17,131	0.0%
RumbleOn, Inc. 901 W Walnut Hill Ln #110A Irving, TX 75038	Automotive	Warrants	60,606 Units	927,272	927,272	0.1%
SIMR Parent, LLC 211 N. Fourth Avenue, Suite 2B Ann Arbor, MI 48104	Healthcare & Pharmaceuticals	Class B Common Units	12,283,163 Units	8,002,232	-	0.0%
SIMR Parent, LLC 211 N. Fourth Avenue, Suite 2B Ann Arbor, MI 48104	Healthcare & Pharmaceuticals	Class W Units	1,778,219 Units	-	-	0.0%
Skillsoft Corp. 300 Innovative Way, Suite 201 Nashua, NH 03062	High Tech Industries	Class A Common Stock	243,425 Units	2,285,761	2,760,269	0.3%
Snap Fitness Holdings, Inc. 2411 Galpin Ct., Suite 110 Chanhassen, MN 55317	Services: Consumer	Class A Common Stock	9,858 Units	3,077,569	3,137,801	0.3%
Snap Fitness Holdings, Inc. 2411 Galpin Ct., Suite 110 Chanhassen, MN 55317	Services: Consumer	Warrants	3,996 Units	1,247,471	1,271,887	0.1%
Spinal USA, Inc. / Precision Medical Inc. 300 Held Drive Northampton, PA 18067	Healthcare & Pharmaceuticals	Warrants	20,667,324 Units	5,806,426	-	0.0%
Tenere Inc. 700 Kelly Avenue Dresser, WI 54009	Capital Equipment	Warrants	NA	161,004	1,165,931	0.1%

DETERMINATION OF NET ASSET VALUE

The value of our assets is determined quarterly and at such other times that an event occurs that materially affects the valuation. The valuation is made pursuant to Section 2(a)(41) of the 1940 Act, which requires that we value our assets as follows: (i) the market price for those securities for which a market quotation is readily available, and (ii) for all other securities and assets, at fair value, as determined in good faith by our board of directors. As a BDC, Section 2(a)(41) of the 1940 Act requires the board of directors to determine in good faith the fair value of portfolio securities for which a market price is not readily available, and it does so in conjunction with the application of our valuation procedures by CIM.

There is no single standard for determining fair value in good faith. As a result, determining fair value requires that judgment be applied to the specific facts and circumstances of each asset while employing a valuation process that is consistently followed. Determinations of fair value involve subjective judgments and estimates. Accordingly, the notes to our consolidated financial statements refer to the uncertainty with respect to the possible effect of such valuations, and any change in such valuations in our consolidated financial statements. See “Risk Factors—Risks Related to our Business and Structure— As required by the 1940 Act, a significant portion of our investment portfolio is and will be recorded at fair value as determined in good faith by our board of directors and, as a result, there is and will be uncertainty as to the value of our portfolio investments.” in Part I, Item 1A of our most recent Annual Report on Form 10-K, which is incorporated by reference into this prospectus.

In making fair value determinations, the following guidelines generally are used.

Valuation of Portfolio Investments

The fair value of our investments is determined quarterly in good faith by our board of directors pursuant to our consistently applied valuation procedures and valuation process in accordance with Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosure, or ASC 820. ASC 820 defines fair value as the price that would be received from the sale of an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. ASC 820 also establishes a three-tier fair value hierarchy that prioritizes and ranks the level of market price observability of inputs used in measuring investments at fair value. Inputs used to measure these fair values are classified into the following hierarchy:

Level 1 —	Quoted prices in active markets for identical assets or liabilities, accessible by us at the measurement date.

Level 2 —	Quoted prices for similar assets or liabilities in active markets, or quoted prices for identical or similar assets or liabilities in markets that are not active, or other observable inputs other than quoted prices.

Level 3 —	Unobservable inputs for the asset or liability. The inputs used in the determination of fair value may require significant management judgment or estimation. Such information may be the result of consensus pricing information or broker quotes that include a disclaimer that the broker would not be held to such a price in an actual transaction. The non-binding nature of consensus pricing and/or quotes accompanied by the disclaimer would result in classification as a Level 3 asset, assuming no additional corroborating evidence.

Market price observability is affected by a number of factors, including the type of investment and the characteristics specific to the investment. Investments with readily available active quoted prices or for which fair value can be measured from actively quoted prices generally will have a higher degree of market price observability and a lesser degree of judgment used in measuring fair value.

Based on the observability of the inputs used in the valuation techniques, we are required to provide disclosures on fair value measurements according to the fair value hierarchy. The level in the fair value hierarchy for each fair value measurement has been determined based on the lowest level of input that is significant to the fair value measurement. Our assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each investment. The level assigned to the investment valuations may not be indicative of the risk or liquidity associated with investing in such investments. Because of the inherent uncertainties of valuation, the values reflected in our consolidated financial statements may differ materially from the value that would be received upon an actual sale of such investments. In addition, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses that we ultimately realize on these investments to materially differ from the valuations currently assigned.

A portion of our investments consist of debt securities that are traded on a private over-the-counter market for institutional investments. CIM attempts to obtain market quotations from at least two brokers or dealers for each investment (if available, otherwise from a principal market maker or a primary market dealer or other independent pricing service). CIM typically uses the average midpoint of the broker bid/ask price to determine fair value unless a different point within the range is more representative. Because of the private nature of this marketplace (meaning actual transactions are not publicly reported), and the non-binding nature of consensus pricing and/or quotes, we believe that these valuation inputs result in Level 3 classification within the fair value hierarchy. As these quotes are only indicative of fair value, CIM benchmarks the implied fair value yield and leverage against what has been observed in the market. If the implied fair value yield and leverage fall within the range of CIM's market pricing matrix, the quotes are deemed to be reliable and used to determine the investment's fair value.

Notwithstanding the foregoing, if in the reasonable judgment of CIM, the price of any investment held by us and determined in the manner described above does not accurately reflect the fair value of such investment, CIM will value such investment at a price that reflects such investment’s fair value and report such change in the valuation to the board of directors or its designee as soon as practicable. Investments that carry certain restrictions on sale will typically be valued at a discount from the public market value of the investment.

Any investments that are not publicly traded or for which a market price is not otherwise readily available are valued at a price that reflects it fair value. With respect to such investments, if CIM is unable to obtain market quotations, the investments are reviewed and valued using one or more of the following types of analyses:

i	Market comparable statistics and public trading multiples discounted for illiquidity, minority ownership and other factors for companies with similar characteristics.

ii	Valuations implied by third-party investments in the applicable portfolio companies.

iii	Discounted cash flow analysis, including a terminal value or exit multiple.

Determination of fair value involves subjective judgments and estimates. Accordingly, the notes to our consolidated financial statements refer to the uncertainty with respect to the possible effect of such valuations, and any change in such valuations, on our consolidated financial statements. Below is a description of factors that our board of directors may consider when valuing our equity and debt investments where a market price is not readily available:

•	the size and scope of a portfolio company and its specific strengths and weaknesses;

•	prevailing interest rates for like securities;

•	expected volatility in future interest rates;

•	leverage;

•	call features, put features and other relevant terms of the debt;

•	the borrower’s ability to adequately service its debt;

•	the fair market value of the portfolio company in relation to the face amount of its outstanding debt;

•	the quality of collateral securing our debt investments;

•	multiples of EBITDA, cash flows, net income, revenues or, in some cases, book value or liquidation value; and

•	other factors deemed applicable.

All of these factors may be subject to adjustment based upon the particular circumstances of a portfolio company or our actual investment position. For example, adjustments to EBITDA may take into account compensation to previous owners, or acquisition, recapitalization, and restructuring expenses or other related or non-recurring items. The choice of analyses and the weight assigned to such factors may vary across investments and may change within an investment if events occur that warrant such a change.

When we use the discounted cash flow model to value our investments, such model deemed appropriate by CIM is prepared for the applicable investments and reviewed by designated members of CIM’s management team. Such models are prepared at least quarterly or on an as needed basis. The model uses the estimated cash flow projections for the underlying investments and an appropriate discount rate is determined based on the latest financial information available for the borrower, prevailing market trends, comparable analysis and other inputs. The model, key assumptions, inputs, and results are reviewed by designated members of CIM’s management team with final approval from the board of directors.

Consistent with our valuation policy, we evaluate the source of inputs, including any markets in which our investments are trading, in determining fair value.

We periodically benchmark the broker quotes from the brokers or dealers against the actual prices at which we purchase and sell our investments. Based on the results of the benchmark analysis and the experience of our management in purchasing and selling these investments, we believe that these quotes are reliable indicators of fair value. We may also use other methods to determine fair value for securities for which we cannot obtain market quotations through brokers or dealers, including the use of an independent valuation firm. Designated members of CIM’s management team and our board of directors review and approve the valuation determinations made with respect to these investments in a manner consistent with our valuation process.

As a practical expedient, we used NAV as the fair value for our equity investment in CION SOF Funding, LLC, and we use NAV as the fair value for our equity investment in BCP Great Lakes Fund LP. CION SOF Funding, LLC recorded and BCP Great Lakes Fund LP record their underlying investments at fair value on a quarterly basis in accordance with ASC 820.

Valuation Methods

With respect to investments for which market quotations are not readily available, we undertake a multi-step valuation process each quarter, as described below:

•	our quarterly valuation process begins with each portfolio company or investment being initially valued by certain of CIM’s investment professionals and certain members of its management team, with such valuation taking into account information received from various sources, including independent valuation firms, if applicable;

•	preliminary valuation conclusions are then documented and discussed with members of CIM’s management team;

•	designated members of CIM’s management team review the preliminary valuation, and, if applicable, deliver such preliminary valuation to an independent valuation firm for its review;

•	designated members of CIM’s management team, and, if appropriate, the relevant investment professionals meet with the independent valuation firm to discuss the preliminary valuation;

•	designated members of CIM’s management team respond and supplement the preliminary valuation to reflect any comments provided by the independent valuation firm;

•	our audit committee meets with members of CIM’s management team and the independent valuation firms to discuss the assistance provided and the results of the independent valuation firms’ review; and

•	our board of directors discusses the valuation and determines the fair value of each investment in our portfolio in good faith based on various statistical and other factors, including the input and recommendation of CIM, the audit committee and any third-party valuation firm, if applicable.

In addition to the foregoing, certain investments for which a market price is not readily available are evaluated on a quarterly basis by an independent valuation firm and certain other investments are on a rotational basis reviewed by an independent valuation firm. Finally, certain investments are not evaluated by an independent valuation firm unless certain aspects of such investments in the aggregate meet certain criteria.

Given the expected types of investments, excluding short term investments and stock of publicly traded companies that are classified as Level 1, management expects our portfolio holdings to be classified as Level 3. Due to the uncertainty inherent in the valuation process, particularly for Level 3 investments, such fair value estimates may differ significantly from the values that would have been used had an active market for the investments existed. In addition, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses that we ultimately realize on these investments to materially differ from the valuations currently assigned. Inputs used in the valuation process are subject to variability in the future and can result in materially different fair values.

MANAGEMENT

Please refer to “Proposal 1—Election of Directors” in our Definitive Proxy Statement on Schedule 14A filed with the SEC on May 13, 2021, which is incorporated by reference into this prospectus, for information relating to our management and board of directors. Information regarding our management and board of directors not otherwise included in such Definitive Proxy Statement is included below:

Independent Directors

Name, Address(1), Age and Position(s) with Company	Term of Office(2) and Length of Time Served	Principal Occupation(s)	Other Public Directorships Held by Director During the Past 5 Years
Catherine K. Choi Age: 50 Director(3)	2021-2023

Ms. Choi has served as President of BULBRITE Industries, a leading manufacturer and supplier of energy-efficient lighting solutions, since 2009. Founded 50 years ago by her parents, BULBRITE is a family-owned business renowned for its commitment to innovation, education and exceptional service. In her role as President, Ms. Choi oversees all aspects of the company’s operations including sales, marketing, operations, manufacturing and product development. During her tenure as President of BULBRITE, Ms. Choi has expanded sales and services to a broader community and distributor base throughout North America. She has helped expand the breadth of the company’s product line to LED decorative bulbs and patio string lights as well as a line of smart bulbs, Bulbrite Solana®, that has been featured in the Washington Post, Dwell, House Beautiful and Apartment Therapy.

Recipient of the 2021 Women in Lighting Leadership Award and Residential Lighting Industry Leadership Award in 2010, Ms. Choi is an active leader in the lighting industry, current serving on the Lighting Board of Governors for the Dallas Market Center since 2018, and was a former Chair of the American Lighting Association Education Foundation Board from 2013 to 2015. She is an ALA Certified Lighting Specialist.

Ms. Choi was recognized as a Woman of Influence in 2013 by the NJ Commerce and Industry Association. She is also an elected member of the President’s Council for Cornell Women since 2017, and has served as a director for the Ridgewood Public Library Foundation since 2017 and for a privately held company in NJ since 2015.

Ms. Choi earned her MBA from New York University in 1996 and her BA from Cornell

None

University in 1993. She is the Co-Chair of the NYU Stern Women in Business Alumnae Group, and Advisory Council Member for the Seton Hall Business School Leadership Program.

Name, Address(1), Age and Position(s) with Company	Term of Office(2) and Length of Time Served	Principal Occupation(s)	Other Public Directorships Held by Director During the Past 5 Years
Edward J. Estrada Age: 48 Director(3)	2021-2022	Mr. Estrada has been in private legal practice since 1997. He has been a partner with the global law firm, Reed Smith, LLP, since 2007. In addition to his practice in Reed Smith, LLP’s Global Financial Industry Group, he also serves as a director for a family foundation since 2021 and as an advisory and executive board member for certain non-profit businesses. Ed counsels his clients in a wide range of business matters, including acting as outside counsel, and addressing their regulatory, transactional and litigation needs. Ed has held multiple leadership positions at Reed Smith, LLP, most recently as global chair of the firm’s Financial Industry Group from 2016 to 2021. Ed has also served as co-head of Reed Smith, LLP’s U.S. Litigation Group (2010 to 2012), has served two terms on the firm’s Executive Committee (2009 and 2014), has served as Managing Partner of the New York Office (2012 to 2014), and has served as the firm’s Global Head of Business Strategy on the firm’s Senior Management Team (2014 to 2016). In his practice, and in his role as global chair of Reed Smith, LLP’s Financial Industry Group, Ed has counseled clients ranging from private funds to investment and regional banks, and is responsible for identifying and responding to market and industry trends. Mr. Estrada received his J.D. from George Washington Law School in 1997 and his B.A. from Cornell University in 1994.	None

Executive Officers Who Are Not Directors

Name, Address(1), Age and Position(s) with Company	Term of Office and Length of Time Served	Principal Occupation(s)	Other Public Directorships Held by Officer During the Past 5 Years
Eric A. Pinero Age: 46	Since 2021	Mr. Pinero has served as Senior Director and Counsel of CIG and its affiliated entities since July 2013. During his tenure at CIG, Mr. Pinero has advised on all legal, compliance and regulatory	None

Chief Legal Officer

matters, including, among others, matters related to corporate and securities law compliance for CIG as well as CIG’s sponsored alternative investment products, including CĪON Investment Corporation. Prior to joining CIG in 2013, Mr. Pinero was an attorney with several highly regarded regional law firms representing both issuers and underwriters concentrating on securities law compliance, public and private debt and equity securities offerings, mergers and acquisitions, and a diverse range of corporate and commercial transactions. Mr. Pinero received a B.S. in Political Science and History from Roger Williams University and a J.D. from Brooklyn Law School.

(1)	The address for each officer and director is c/o CĪON Investment Corporation, 3 Park Avenue, 36th Floor, New York, NY 10016.
(2)	Our directors are divided into three classes, each holding office for a three-year term. However, the initial members of the three classes had initial terms of one, two and three years, respectively. At each annual meeting of shareholders, the successors to the class of directors whose terms expire at such meeting will be elected to hold office for a term expiring at the annual meeting of shareholders held in the third year following the year of their election. Each director will hold office for the term to which he or she is elected and serve until his or her successor is duly elected and qualified.
(3)	Also serves as a member of the audit committee, nominating and corporate governance committee, and compensation committee of our board of directors.

PORTFOLIO MANAGEMENT

The management of our investment portfolio is the responsibility of CIM and its investment professionals, including CIM’s investment committee, which currently consists of Mark Gatto and Michael A. Reisner, co-chief executive officers of CIM and co-chairmen of its investment committee, and Gregg A. Bresner, President and Chief Investment Officer of CIM. For more information regarding the business experience of Messrs. Gatto, Reisner and Bresner, see “Management” in this prospectus and the documents incorporated by reference therein. A majority of members of CIM’s investment committee must approve each new investment that we make. The members of CIM’s investment committee will not be employed by us and will receive no compensation from us in connection with their portfolio management activities.

Investment Personnel

Our investment personnel currently consists of CIM’s various investment professionals and the members of CIM’s investment committee, Messrs. Gatto, Reisner and Bresner. See “Management” in this prospectus and the documents incorporated by reference therein for biographical information pertaining to Messrs. Gatto, Reisner and Bresner.

CIM is currently staffed with various investment professionals, the members of the investment committee, and our other executive officers. In addition, CIM may retain additional investment personnel, based upon its needs.

The compensation of the members of the investment committee paid by CIM includes an annual base salary and may include a discretionary annual bonus. In addition, certain investment committee members indirectly hold equity interests in CIM and may receive distributions in profits in respect of those interests.

The table below shows the dollar range of shares of our common stock beneficially owned by the members of the investment committee as of January 27, 2022.

Name of Portfolio Manager	Dollar Range of Equity Securities Beneficially Owned(1)(2)(3)
Mark Gatto	$100,001—$500,000
Michael A. Reisner	$100,001—$500,000
Gregg A. Bresner	$100,001—$500,000

(1)	Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Exchange Act.
(2)	The dollar range of equity securities beneficially owned in us is based on the closing price for our common stock of $12.10 on January 27, 2022 on the NYSE.
(3)	The dollar range of equity securities beneficially owned are: None, $1—$10,000, $10,001—$50,000, $50,001—$100,000, $100,001—$500,000, $500,001—$1,000,000, or over $1,000,000.

INVESTMENT ADVISORY AGREEMENT

Overview of CIM

Management Services and Responsibilities

CIM is a registered investment adviser under the Advisers Act and serves as our investment adviser pursuant to the investment advisory agreement in accordance with the 1940 Act. Subject to the overall supervision of our board of directors, CIM oversees our day-to-day operations and provides us with investment advisory services. Under the terms of the investment advisory agreement, CIM, among other things:

•	determines the composition and allocation of our portfolio, the nature and timing of the changes to our portfolio and the manner of implementing such changes;

•	identifies, evaluates and negotiates the structure of the investments we make;

•	performs due diligence on prospective portfolio companies;

•	executes, closes, services and monitors the investments we make; and

•	determines the securities and other assets we purchase, retain or sell.

CIM’s services under the investment advisory agreement may not be exclusive, and it is free to furnish similar services to other entities so long as its services to us are not impaired.

For information about the investment advisory agreement and the fees to be paid to CIM under the terms of the investment advisory agreement, please see “Note 1. Organization and Principal Business” and “Note 4. Transactions Related Parties” to our Consolidated Financial Statements in Part I, Item 1 of our most recent Quarterly Report on Form 10-Q. Also see “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in Part I, Item 2 of our most recent Quarterly Report on Form 10-Q.

ADMINISTRATION AGREEMENT

Administrative Services

On April 1, 2018, we entered into an administration agreement with CIM. CIM is reimbursed for administrative expenses it incurs on our behalf, including general ledger accounting, fund accounting, investor relations, employee compensation and benefit-related expenses and other expenses associated with performing administrative services. CIM also performs, or oversees the performance of, our required administrative services, which includes being responsible for the financial records that we are required to maintain and preparing reports to our shareholders and reports filed with the SEC. In addition, CIM assists us in publishing our net asset value, overseeing the preparation and filing of our tax returns, printing and disseminating reports to our shareholders, and generally overseeing the payment of our expenses and the performance of administrative and professional services rendered to us by others. For providing these services, facilities and personnel, we reimburse CIM for administrative expenses it incurs in performing its obligations.

Additionally, as a BDC, we must offer managerial assistance to our portfolio companies. This managerial assistance may include monitoring the operations of our portfolio companies, participating in board and management meetings, consulting with and advising officers of our portfolio companies and providing other organizational and financial guidance. CIM, as our administrator, makes available such managerial assistance, on our behalf, to our portfolio companies. We may receive fees for these services and will reimburse CIM for it allocated costs in providing such assistance, subject to review and approval by our board of directors.

Term; Effective Date

The administration agreement became effective on April 1, 2018. Unless earlier terminated as described below, the agreement remains in effect from year-to-year if approved annually by a majority of our directors who are not interested persons and either our board of directors or the holders of a majority of our outstanding voting securities. On November 11, 2021, our board of directors, including a majority of the board of directors who are not interested persons, approved the renewal of the administration agreement with CIM for a period of twelve months commencing December 17, 2021.

We may terminate the administration agreement with CIM on 60 days’ written notice without penalty.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Please refer to “Note 4. Transactions Related Parties” in the Notes to Consolidated Financial Statements in our most recent Annual Report filed on Form 10-K, “Note 4. Transactions Related Parties” in the Notes to Consolidated Financial Statements in our most recent Quarterly Report filed on Form 10-Q, our Current Reports filed on Form 8-K, as applicable, as well as any amendments related to the foregoing reflected in subsequent filings with the SEC, which are incorporated by reference into this prospectus, for information relating to our related party transactions.

Policies and Procedures for Managing Conflicts

CIM and its affiliates have both subjective and objective procedures and policies in place designed to manage the potential conflicts of interest between CIM’s fiduciary obligations to us and its similar fiduciary obligations to other clients. For example, such policies and procedures may be designed so that, when appropriate, certain investment opportunities may be allocated on an alternating basis that is fair and equitable among us and their other clients. An investment opportunity that is suitable for multiple clients of CIM and its affiliates may not be capable of being shared among some or all of such clients and affiliates due to the limited scale of the opportunity or other factors, including regulatory restrictions imposed by the 1940 Act. There can be no assurance that CIM’s or its affiliates’ efforts to allocate any particular investment opportunity fairly among all clients for whom such opportunity is appropriate will result in an allocation of all or part of such opportunity to us. Not all conflicts of interest can be expected to be resolved in our favor.

The principals of CIM have managed and will continue to manage investment vehicles with similar or overlapping investment strategies. In order to address these issues, CIM has put in place an investment allocation policy that addresses the co-investment restrictions set forth under the 1940 Act and seeks to ensure the equitable allocation of investment opportunities when we are able to co-invest with other accounts managed by CIM and affiliated entities. In the absence of receiving exemptive relief from the SEC that would permit greater flexibility relating to co-investments, CIM will apply the investment allocation policy. When we engage in such permitted co-investments, we will do so in a manner consistent with CIM’s allocation policy. Under this allocation policy, a fixed percentage of each opportunity, which may vary based on asset class and from time to time, will be offered to us and similar eligible accounts, as periodically determined by CIM and approved by our board of directors, including all of our independent directors. The allocation policy further provides that allocations among us and other accounts will generally be made pro rata based on each account’s capital available for investment, as determined, in our case, by our board of directors, including our independent directors. It is our policy to base our determinations as to the amount of capital available for investment on such factors as: the amount of cash on-hand, existing commitments and reserves, if any, the targeted leverage level, the targeted asset mix and other investment policies and restrictions set by our board of directors or imposed by applicable laws, rules, regulations or interpretations. We expect that these determinations will be made similarly for other accounts. In situations where co-investment with other entities managed by CIM or its affiliates is not permitted or appropriate, such as when there is an opportunity to invest in different securities of the same issuer, CIM will need to decide whether we or such other entity or entities will proceed with the investment. CIM will make these determinations based on its policies and procedures, which generally require that such opportunities be offered to eligible accounts in a manner that will be fair and equitable over time.

Share Repurchase Policy

On September 15, 2021, our board of directors, including the independent directors, approved a share repurchase policy authorizing us to repurchase up to $50 million of our outstanding common stock after the Listing. Under the share repurchase policy, we expect to purchase shares of our common stock through various means such as open market transactions, including block purchases, and privately negotiated transactions. The number of shares repurchased and the timing, manner, price and amount of any repurchases will be determined at our discretion. Factors are expected to include, but are not limited to, share price, trading volume and general market conditions, along with our general business conditions. The policy may be suspended or discontinued at any time and does not obligate us to acquire any specific number of shares of our common stock.

As part of the share repurchase policy, we intend to enter into a trading plan adopted in accordance with Rule 10b5-1 of the Exchange Act based in part on historical trading data with respect to our shares. The 10b5-1 trading plan would permit common stock to be repurchased at a time that we might otherwise be precluded from doing so under insider trading laws or self-imposed trading restrictions. The 10b5-1 trading plan will be administered by an independent broker and will be subject to price, market volume and timing restrictions.

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

The following table sets forth, as of January 27, 2022, information with respect to the beneficial ownership of our common stock by:

•	each person known to us to beneficially own more than 5% of the outstanding shares of our common stock;

•	each of our directors and each executive officer; and

•	all of our directors and executive officers as a group.

Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. Ownership information for those persons who beneficially own 5% or more of our shares of common stock is based upon filings by such persons with the SEC and other information obtained from such persons, if available. Unless otherwise indicated, we believe that each beneficial owner set forth in the table has sole voting and investment power and has the same address as us. Our address is 3 Park Avenue, 36th Floor, New York, NY 10016.

Name of Beneficial Owner	Number of Shares Owned Beneficially(1)	Percentage of Class(2)	Percentage Assuming Maximum Offering Aount is Purchased
Directors:
Interested Directors
Mark Gatto(3)	27,805.55	*	*
Michael A. Reisner(3)	27,805.55	*	*
Independent Directors
Robert A. Breakstone	None	None	None
Peter I. Finlay	None	None	None
Aron I. Schwartz	None	None	None
Earl V. Hedin(4)	5,431.18	*	*
Catherine K. Choi	None	None	None
Edward J. Estrada	3,695.00	*	*
Executive Officers:
Keith S. Franz	15,000.00	*	*
Gregg A. Bresner(5)	15,099.00	*	*
Stephen Roman	3,000.00	*	*
Eric A. Pinero	None	None	None
All directors and officers as a group (12 persons)(2)	97,836.28	*	*

 ______________________

* Less than 1%.

(1)	Beneficial ownership has been determined in accordance with Rule 13d-3 under the Exchange Act.

(2)	Based on a total of 56,958,440 shares issued and outstanding as of January 27, 2022.

(3)	CIG is the record holder of 55,611.10 shares. Messrs. Gatto and Reisner control CIG and, as a result, may be deemed to be the indirect beneficial owners of the shares held by CIG. As permitted by Rule 16a-1(a)(4) under the Exchange Act, Messrs. Gatto and Reisner disclaim beneficial ownership of the shares held by CIG except to the extent of their respective pecuniary interest therein.

(4)	The Hudson Partners Group Incentive Savings Trust is the record holder of these shares. Mr. Hedin is the indirect beneficial owner with sole voting and investment power with respect to the shares held by The Hudson Partners Group Incentive Savings Trust.

(5)	Mr. Bresner is the record holder of 13,599 shares and an investment retirement account is the record holder of 1,500 shares. Mr. Bresner is the indirect beneficial owner with sole voting and investment power with respect to the shares held by the investment retirement account.

The following table sets forth, as of January 27, 2022, the dollar range of our equity securities that are beneficially owned by each of our directors:

Name of Director	Dollar Range of Equity Securities Beneficially Owned in the Company(1)(2)(3)
Independent Directors:
Robert A. Breakstone	None
Peter I. Finlay	None
Aron I. Schwartz	None
Earl V. Hedin	$50,001—$100,000
Catherine K. Choi	None
Edward J. Estrada	$10,001—$50,000
Interested Directors:
Mark Gatto	$100,001—$500,000
Michael A. Reisner	$100,001—$500,000

(1)	Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Exchange Act.

(2)	The dollar range of equity securities beneficially owned in us is based on the closing price for our common stock of $12.10 on January 27, 2022 on the NYSE.

(3)	The dollar range of equity securities beneficially owned are: None, $1—$10,000, $10,001—$50,000, $50,001—$100,000, $100,001—$500,000, $500,001—$1,000,000, or over $1,000,000.

DISTRIBUTION REINVESTMENT PLAN

We adopted an “opt out” distribution reinvestment plan administered by SS&C Technologies, Inc. (f/k/a DST Systems, Inc.) and its affiliates, or the Plan Administrator, with respect to the reinvestment of cash distributions declared by our board of directors (or by our co-chief executive officers and ratified by our board of directors) in shares of our common stock.

All shareholders, including those who held shares prior to the Listing, must affirmatively opt out in the manner detailed below if they do not wish to participate in the distribution reinvestment plan.

With respect to each distribution subject to the distribution reinvestment plan, our board of directors reserves the right, subject to the provisions of the 1940 Act, to either issue new shares of common stock or to make open market purchases of our shares of common stock for the accounts of plan participants. We intend to use primarily newly issued shares of our common stock to implement the distribution reinvestment plan, so long as such shares are trading at or above NAV. If shares of our common stock are trading below NAV, we intend to cause the Plan Administrator or its designee, to the extent permitted by law and after taking into account any additional expenses related to open market purchases, to purchase shares of our common stock in the open market in connection with the implementation of the distribution reinvestment plan. However, we reserve the right to issue new shares of our common stock in connection with our obligations under the distribution reinvestment plan even if such shares are trading below NAV. If newly issued shares are used to implement the distribution reinvestment plan, the number of shares of our common stock to be issued to a plan participant is determined by dividing the total dollar amount of the distribution payable to such shareholder by the market price per share of common stock at the close of regular trading on the NYSE on the payment date subject to the adjustments described below. The market price per share of our common stock on a particular date shall be the closing price for such shares on the NYSE on such date or, if no sale is reported for such date, at the average of their reported bid and asked prices. However, if the market price per share exceeds the most recently computed NAV per share, we shall issue shares at the greater of (i) the most recently computed NAV and (ii) 95% of the current market price per share. If the market price per share is less than the most recently computed NAV per share, and we issue shares pursuant to the distribution reinvestment plan, we shall issue such shares at NAV. If shares of our common stock are purchased in the open market to implement the distribution reinvestment plan, the number of shares to be issued to a plan participant shall be determined by dividing the dollar amount of the cash distribution payable to such participant by the weighted average price per share for all shares purchased by the Plan Administrator in the open market in connection with the distribution. The number of shares of our common stock to be outstanding after giving effect to payment of the distribution cannot be established until the value per share at which additional shares will be issued has been determined and elections of the shareholders have been tabulated.

Each participant may elect to receive an entire distribution in cash by notifying the Plan Administrator in writing (if shares are registered directly with the Plan Administrator) or by notifying such plan participant’s broker (if shares are held in a brokerage account). Such election will be effective immediately if the participant’s notice is received at least three days prior to any distribution date; otherwise, such election will be effective only with respect to any subsequent distribution.

The distribution reinvestment plan may be terminated or amended by us upon notice in writing that is published and made publicly available at least 30 days prior to any record date for the payment of any distribution by us. Any amendment or supplement shall be deemed to be accepted by each participant unless, prior to the effective date thereof, the Plan Administrator receives written notice of the termination of the participant’s account under the distribution reinvestment plan. Upon any termination, the Plan Administrator shall cause the shares of our common stock held for the participant under the distribution reinvestment plan to be delivered to the participant.

Please refer to “Note 5. Distributions” in the Notes to Consolidated Financial Statements in our most recent Annual Report filed on Form 10-K, “Note 5. Distributions” in the Notes to Consolidated Financial Statements in our most recent Quarterly Report filed on Form 10-Q, our Current Reports filed on Form 8-K, as applicable, as well as any amendments related to the foregoing reflected in subsequent filings with the SEC, which are incorporated by reference into this prospectus, for information relating to our distribution reinvestment plan.

DESCRIPTION OF OUR SECURITIES

This prospectus contains a summary of our common stock, preferred stock, warrants representing rights to purchase shares of our common stock, preferred stock or debt securities, subscription rights or debt securities. These summaries are not meant to be a complete description of each security. However, this prospectus and the accompanying prospectus supplement will contain the material terms and conditions for each security.

DESCRIPTION OF OUR COMMON STOCK

The following description is based on relevant portions of the Maryland General Corporation Law and on our articles of incorporation, as amended and restated, and bylaws. This summary is not necessarily complete, and we refer you to the Maryland General Corporation Law ana our articles of incorporation and bylaws for a more detailed description of the provisions summarized below.

Common Stock

Our authorized common stock consists of 500,000,000 shares, par value $0.001 per share. Our common stock commenced trading on the NYSE under the symbol “CION” on October 5, 2021. No shares of common stock have been authorized for issuance under any equity compensation plans. Under Maryland law, our shareholders generally are not personally liable for our debts or obligations.

Set forth below is a chart describing our common stock outstanding as of January 27, 2022:

(1)	(2)	(3)	(4)
Title of Class	Amount Authorized	Amount Held by Us or for Our Account	Amount Outstanding Exclusive of Amount Under Column (3)
Common Stock	500,000,000	—	56,958,440

Under the terms of our articles of incorporation, all shares of our common stock have equal rights as to voting and, when they are issued, will be duly authorized, validly issued, fully paid and non-assessable. Distributions may be paid to the holders of our common stock if, as and when authorized by our board of directors and declared by us out of funds legally available for such purpose. Except as may be provided by the board of directors in setting the terms of classified or reclassified stock, shares of our common stock have no preemptive, exchange, conversion or redemption rights and are freely transferable, except where their transfer is restricted by federal and state securities laws or by contract. In the event of our liquidation, dissolution or winding up, each share of our common stock would be entitled to share ratably in all of our assets that are legally available for distribution after we pay all debts and other liabilities and subject to any preferential rights of holders of our preferred stock, if any preferred stock is outstanding at such time. Each share of our common stock is entitled to one vote on all matters submitted to a vote of shareholders, including the election of directors. Except as may be provided by the board of directors in setting the terms of classified or reclassified stock, the holders of our common stock have and will possess exclusive voting power. There is no cumulative voting in the election of directors, which means that holders of a majority of the outstanding shares of common stock are able to elect all of our directors, provided that there are no shares of any other class or series of stock outstanding entitled to vote in the election of directors, and holders of less than a majority of such shares are unable to elect any director.

Limitation on Liability of Directors and Officers; Indemnification and Advancement of Expenses

Maryland law permits a Maryland corporation to include in its articles of incorporation a provision limiting the liability of its directors and officers to the corporation and its shareholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment and that is material to the cause of action.

Despite the above provisions of Maryland law, our articles of incorporation and the investment advisory agreement provide that CIM and its officers, directors, controlling persons and any other person or entity affiliated with it acting as our agent is not entitled to indemnification (including reasonable attorneys’ fees and amounts reasonably paid in settlement) for any liability or loss suffered by CIM, nor will am be held harmless for any loss or liability suffered by us, unless (1) CIM has determined, in good faith, that the course of conduct that caused the loss or liability was in our best interests, (2) CIM was acting on behalf of or performing services for us, (3) the liability or loss suffered was not the result of willful malfeasance, bad faith or gross negligence by CIM or an affiliate thereof acting as our agent and (4) the indemnification or agreement to hold CIM harmless is only recoverable out of our assets and not from our shareholders. In accordance with the 1940 Act, we will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misconduct, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Maryland law requires a corporation (unless its articles of incorporation provide otherwise, which our articles of incorporation do not) to indemnify a director or officer who has been successful in the defense of any proceeding to which he or she is made a party by reason of his or her service in that capacity against reasonable expenses incurred in the proceeding in which the director or officer was successful. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received, unless in either case a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

Provisions of the Maryland General Corporation Law and Our Articles of Incorporation and Bylaws

The Maryland General Corporation Law and our articles of incorporation and bylaws contain provisions that could make it more difficult for a potential acquirer to acquire us by means of a tender offer, proxy contest or otherwise. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with the board of directors. We believe that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the negotiation of such proposals may improve their terms.

Maryland Business Combination Act and The Maryland Control Share Acquisition Act

The Maryland Business Combination Act, subject to limitations, prohibits certain business combinations between a Maryland corporation (like we are) and an interested shareholder (defined generally as any person who beneficially owns 10% or more of the voting power of our voting capital stock) or an affiliate of any interested shareholder for five years following the most recent date on which the shareholder became an interested shareholder, and thereafter imposes special appraisal rights and special shareholder voting requirements on these combinations. The Maryland Control Share Acquisition Act provides that “control shares” of a Maryland corporation (defined as shares which, when aggregated with other shares controlled by the shareholder, entitle the shareholder to exercise, or direct the exercise of, one of three increasing ranges of voting power in electing directors) acquired in a “control share acquisition” (defined as the direct or indirect acquisition of ownership or control of "control shares”) have no voting rights except to the extent approved by the corporation’s shareholders by the affirmative vote of at least two-thirds of all the votes entitled to be cast on the matter, excluding all interested shares.

The provisions of these two statutes generally apply to a Maryland corporation unless the corporation’s board of directors and bylaws, respectively, exempt the corporation from such provisions. Our board of directors has adopted resolutions that expressly exempt us from the Maryland Business Combination Act and our bylaws contain provisions that expressly exempt us from the Maryland Control Share Acquisition Act. Our election to be exempt from the provisions of the Maryland Control Share Acquisition Act may be repealed by our board of directors at its discretion, the result of which would make it more difficult for a third party to obtain control of us.

Election of Directors

As permitted by Maryland law, our directors are elected by a plurality of all votes cast by holders of the outstanding shares of stock entitled to vote at a meeting at which a quorum is present.

Classified Board of Directors

Our board of directors is divided into three classes of directors serving staggered terms. At each annual meeting of our shareholders, the successors to the class of directors whose term expires at such meeting will be elected to hold office for a term expiring at the annual meeting of shareholders held in the third year following the year of their election. Each director holds office for the term to which he or she is elected and until his or her successor is duly elected and qualifies. We believe that the longer time required to elect a majority of a classified board of directors helps to ensure the continuity and stability of our management and policies.

Number of Directors; Vacancies; Removal

Our articles of incorporation provides that the number of directors is set by the board of directors in accordance with our bylaws. Our bylaws provide that a majority of our entire board of directors may at any time increase or decrease the number of directors. Our bylaws provide that the number of directors may never be less than one or more than twelve. Except as may be provided by the board of directors in setting the terms of any class or series of preferred stock, and pursuant to an election in our articles of incorporation as permitted by Maryland law, any and all vacancies on the board of directors may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy will serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is elected and qualifies, subject to any applicable requirements of the 1940 Act.

Under Maryland law, our shareholders may remove a director, with or without cause, by the affirmative vote of a majority of all the votes entitled to be cast in the election of directors.

We currently have a total of eight members of the board of directors, six of whom are independent directors. Our articles of incorporation provide that a majority of our board of directors must be independent directors except for a period of up to 60 days after the death, removal or resignation of an independent director pending the election of his or her successor.

Action by Shareholders

The Maryland General Corporation Law provides that shareholder action can be taken only at an annual or special meeting of shareholders or by unanimous consent in lieu of a meeting. These provisions, combined with the requirements of our bylaws regarding the calling of a shareholder-requested special meeting of shareholders discussed below, may have the effect of delaying consideration of a shareholder proposal until the next annual meeting.

Advance Notice Provisions for Shareholder Nominations and Shareholder Proposals

Our bylaws provide that with respect to an annual meeting of shareholders, nominations of persons for election to the board of directors and the proposal of business to be considered by shareholders may be made only (a) pursuant to our notice of the meeting, (b) by the board of directors or (c) by a shareholder who is entitled to vote at the meeting and who has complied with the advance notice procedures of the bylaws. Among other things, and subject to certain exceptions, such advance notice provisions require that certain detail concerning the shareholder nominee or proposal be delivered to our secretary not less than 90 days nor more than 120 days prior to the first anniversary of the date of mailing of the notice for the preceding year’s annual meeting. With respect to special meetings of shareholders, only the business specified in our notice of the meeting may be brought before the meeting. Nominations of persons for election to the board of directors at a special meeting may be made only (a) pursuant to our notice of the meeting, (b) by the board of directors or (c) provided that the board of directors has determined that directors will be elected at the meeting, by a shareholder who is entitled to vote at the meeting and who has complied with the advance notice provisions of the bylaws. Among other things, such advance notice provisions require that certain detail concerning the shareholder nominee, including, among other things, the name, age and address of the shareholder nominee and number of shares held by the shareholder nominee, be delivered to our secretary not earlier than the 120th day prior to such special meeting and not later than the close of business on the later of the 90th day prior to such special meeting or the tenth day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the board of directors to be elected at such meeting.

The purpose of requiring shareholders to give us advance notice of nominations and other business is to afford our board of directors a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by our board of directors, to inform shareholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of shareholders. Although our bylaws do not give our board of directors any power to disapprove shareholder nominations for the election of directors or proposals recommending certain action, they may have the effect of precluding a contest for the election of directors or the consideration of shareholder proposals if proper procedures are not followed and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to us and our shareholders.

Calling of Special Meetings of Shareholders

Our bylaws provide that our board of directors and certain of our officers may call special meetings of shareholders. Additionally, our articles of incorporation and bylaws provide that, subject to the satisfaction of certain procedural and informational requirements by the shareholders requesting the meeting, a special meeting of shareholders will be called by the secretary of the corporation upon the written request of shareholders entitled to cast 10% or more of the votes entitled to be cast at the meeting.

Approval of Extraordinary Corporate Action; Amendment of Articles of Incorporation and Bylaws

Under Maryland law, a Maryland corporation generally cannot dissolve, amend its articles of incorporation, merge, sell all or substantially all of its assets, engage in a share exchange or engage in similar transactions outside the ordinary course of business, unless advised by the board of directors and approved by the affirmative vote of shareholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. However, a Maryland corporation may provide in its articles of incorporation for approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter. Pursuant to our articles of incorporation, provided that our directors then in office have approved and declared the action advisable and submitted such action to the shareholders, an amendment to our articles of incorporation that requires shareholder approval, including a merger, or a sale of all or substantially all of our assets or a similar transaction outside the ordinary course of business, must be approved by the affirmative vote of shareholders entitled to cast at least a majority of the votes entitled to be cast on the matter. Notwithstanding the foregoing, (i) amendments to our articles of incorporation to make our common stock a “redeemable security” or to convert the company, whether by merger or otherwise, from a closed-end company to an open-end company, and (ii) the dissolution of the company, must each be approved by the affirmative vote of shareholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter.

Our articles of incorporation and bylaws provide that the board of directors will have the exclusive power to make, alter, amend or repeal any provision of our bylaws.

Our articles of incorporation provide that approval by a majority of our shareholders is needed for the following actions:

•	Amendment of the investment advisory agreement;

•	Removal of CIM and election of a new investment adviser;

•	Approval or disapproval of the sale of all or substantially all of our assets when such sale is to be made other than in the ordinary course of our business; and

•	Approval of a merger involving us or our reorganization.

Without the approval of a majority of our shareholders, CIM may not:

•	Amend the investment advisory agreement except for amendments that would not adversely affect the interests of our shareholders;

•	Voluntarily withdraw as our investment adviser unless such withdrawal would not affect our tax status and would not materially adversely affect our shareholders;

•	Appoint a new investment adviser;

•	Sell all or substantially all of our assets other than in the ordinary course of business; and

•	Approve a merger involving us or our reorganization.

No Appraisal Rights

In certain extraordinary transactions, the Maryland General Corporation Law provides the right to dissenting shareholders to demand and receive the fair value of their shares, subject to certain procedures and requirements set forth in the statute. Those rights are commonly referred to as appraisal rights. Except with respect to appraisal rights arising in connection with the Maryland Control Share Acquisition Act (defined and discussed above), as permitted by the Maryland General Corporation Law, and similar rights in connection with a proposed roll-up transaction, our articles of incorporation provide that shareholders will not be entitled to exercise appraisal rights.

Appraisal and Compensation

Additional provisions of Maryland law provide that a Maryland corporation that is subject to the Exchange Act and has at least three outside directors can elect by resolution of the board of directors to be subject to some corporate governance provisions that may be inconsistent with the corporation’s articles of incorporation and bylaws. Under the applicable statute, a board of directors may classify itself without the vote of shareholders. A board of directors classified in that manner cannot be altered by amendment to the articles of incorporation of the corporation. Further, the board of directors may, by electing into applicable statutory provisions and notwithstanding the articles of incorporation or bylaws:

•	provide that a special meeting of shareholders will be called only at the request of shareholders, entitled to cast at least a majority of the votes entitled to be cast at the meeting;

•	reserve for itself the right to fix the number of directors;

•	provide that a director may be removed only by the vote of the holders of two-thirds of the stock entitled to vote;

•	retain for itself sole authority to fill vacancies created by the death, removal or resignation of a director; and

•	provide that all vacancies on the board of directors may be filled only by the affirmative vote of a majority of the remaining directors, in office, even if the remaining directors do not constitute a quorum.

In addition, if the board is classified, a director elected to fill a vacancy under this provision will serve for the balance of the unexpired term instead of until the next annual meeting of shareholders. A board of directors may implement all or any of these provisions without amending the articles of incorporation or bylaws and without shareholder approval. A corporation may be prohibited by its articles of incorporation or by resolution of its board of directors from electing any of the provisions of the statute. We are not prohibited from implementing any or all of the statute.

Pursuant to our articles of incorporation, we have elected to be subject to a specific provision of the statute such that, at all times that we are eligible to make that election, all vacancies on the board of directors resulting from an increase in the size of the board or the death, resignation or removal of a director, may be filled only by the affirmative vote of a majority of the remaining directors, even if the remaining directors do not constitute a quorum. That election by our board is subject to applicable requirements of the 1940 Act and subject to any provisions of a class or series of preferred stock established by the board, and provided that independent directors will nominate replacements for any vacancies among the independent directors’ positions. While certain other of the provisions available for election under the statute are already contemplated by our articles of incorporation and bylaws, the law would permit our board of directors to override further changes to the articles of incorporation or bylaws.

Conflicts with the 1940 Act

Our bylaws provide that, if and to the extent that any provision of the Maryland General Corporation Law, including the Maryland Control Share Acquisition Act (If we amend our bylaws to be subject to such act) and the Maryland Business Combination Act, or any provision of our articles of incorporation or bylaws conflicts with any provision of the 1940 Act, the applicable provision of the 1940 Act will control.

DESCRIPTION OF OUR PREFERRED STOCK

In addition to shares of common stock, our articles of incorporation authorizes our board of directors to create and issue one or more series of preferred stock to the extent permitted by the 1940 Act. Prior to the issuance of shares of each series of preferred stock, our board of directors will be required by Maryland law and by our articles of incorporation to establish the voting powers (full or limited, or no voting powers), and the designations, preferences and relative, participating, optional or other special rights, and the qualifications, limitations and restrictions thereof, of each series of our preferred stock. Thus, to the extent permitted by the 1940 Act, our board of directors could authorize the issuance of shares of a series of our preferred stock with terms and conditions which could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of our common stock or otherwise be in their best interest.

Any issuance of preferred stock must comply with the requirements of the 1940 Act. The 1940 Act generally requires that (1) immediately after issuance and before any distribution is made with respect to our common stock and before any purchase of common stock is made, such preferred stock together with all other senior securities must not exceed an amount equal to 66 2/3% of our total assets less liabilities not represented by indebtedness, and (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if distributions on such preferred stock are in arrears by two years or more. Certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock. For example, holders of preferred stock would vote separately from the holders of common stock on a proposal to cease operations as a BDC. We believe that the availability for issuance of preferred stock will provide us with increased flexibility in structuring future financings and acquisitions.

Particular terms of any preferred stock we offer will be described in the prospectus supplement and any related free writing prospectus relating to such preferred stock. For any series of preferred stock that we may issue, our board of directors will determine and the prospectus supplement and any related free writing prospectus relating to such series will describe:

•	the designation and number of shares of such series;

•	the rate, whether fixed or variable, and time at which, and the preferences and conditions under which, any dividends will be paid on shares of such series, as well as whether such dividends are cumulative or non-cumulative and participating or non-participating;

•	any provisions relating to convertibility or exchangeability of the shares of such series, including adjustments to the conversion price of such series;

•	the rights and preferences, if any, of holders of shares of such series upon our liquidation, dissolution or winding up of our affairs;

•	the voting powers, if any, of the holders of shares of such series;

•	any provisions relating to the redemption of the shares of such series;

•	any limitations on our ability to pay dividends or make distributions on, or acquire or redeem, other securities while shares of such series are outstanding;

•	any conditions or restrictions on our ability to issue additional shares of such series or other securities;

•	if applicable, a discussion of certain U.S. federal income tax considerations; and

•	any other relative power, preferences and participating, optional or special rights of shares of such series, and the qualifications, limitations or restrictions thereof.

All shares of preferred stock that we may issue will be identical and of equal rank except as to the particular terms thereof that may be fixed by our board of directors, and all shares of each series of preferred stock will be identical and of equal rank except as to the dates from which cumulative dividends, if any, thereon will be cumulative. If we issue shares of preferred stock, holders of such preferred stock will be entitled to receive cash dividends at an annual rate that will be fixed or will vary for the successive dividend periods for each series. In general, the dividend periods for fixed rate preferred stock can range from quarterly to weekly and are subject to extension. We expect the dividend rate to be variable and determined for each dividend period.

DESCRIPTION OF OUR WARRANTS

The following is a general description of the terms of the warrants we may issue from time to time. Particular terms of any warrants we offer will be described in the prospectus supplement and any related free writing prospectus relating to such warrants and will be subject to compliance with the 1940 Act.

We may issue warrants to purchase shares of our common stock, preferred stock or debt securities. Such warrants may be issued independently or together with shares of common or preferred stock or a specified principal amount of debt securities and may be attached or separate from such securities. We will issue each series of warrants under a separate warrant agreement to be entered into between us and a warrant agent. The warrant agent will act solely as our agent and will not assume any obligation or relationship of agency for or with holders or beneficial owners of warrants.

A prospectus supplement and any related free writing prospectus will describe the particular terms of any series of warrants we may issue, including the following:

•	the title of such warrants;

•	the aggregate number of such warrants;

•	the price or prices at which such warrants will be issued;

•	the currency or currencies, including composite currencies, in which the price of such warrants may be payable;

•	if applicable, the designation and terms of the securities with which the warrants are issued and the number of warrants issued with each such security or each principal amount of such security;

•	in the case of warrants to purchase debt securities, the principal amount of debt securities purchasable upon exercise of one warrant and the price at which and the currency or currencies, including composite currencies, in which this principal amount of debt securities may be purchased upon such exercise;

•	in the case of warrants to purchase common stock or preferred stock, the number of shares of common stock or preferred stock, as the case may be, purchasable upon exercise of one warrant and the price at which and the currency or currencies, including composite currencies, in which these shares may be purchased upon such exercise;

•	the date on which the right to exercise such warrants will commence and the date on which such right will expire (subject to any extension);

•	whether such warrants will be issued in registered form or bearer form;

•	if applicable, the minimum or maximum amount of such warrants which may be exercised at any one time;

•	if applicable, the date on and after which such warrants and the related securities will be separately transferable;

•	the terms of any rights to redeem, or call such warrants;

•	information with respect to book-entry procedures, if any;

•	the terms of the securities issuable upon exercise of the warrants;

•	if applicable, a discussion of certain U.S. federal income tax considerations; and

•	any other terms of such warrants, including terms, procedures and limitations relating to the exchange and exercise of such warrants.

We and the warrant agent may amend or supplement the warrant agreement for a series of warrants without the consent of the holders of the warrants issued thereunder to effect changes that are not inconsistent with the provisions of the warrants and that do not materially and adversely affect the interests of the holders of the warrants.

Prior to exercising their warrants, holders of warrants will not have any of the rights of holders of the securities purchasable upon such exercise, including, in the case of warrants to purchase debt securities, the right to receive principal, premium, if any, or interest payments, on the debt securities purchasable upon exercise or to enforce covenants in the applicable indenture or, in the case of warrants to purchase common stock or preferred stock, the right to receive dividends or other distributions, if any, or payments upon our liquidation, dissolution or winding up or to exercise any voting rights.

Under the 1940 Act, we may generally only offer warrants provided that (1) the warrants expire by their terms within ten years, (2) the exercise price is not less than the market value of our common stock at the date of issuance, (3) our shareholders authorize the proposal to issue such warrants, and our board of directors approves such issuance on the basis that the issuance is in the best interests of us and our shareholders and (4) if the warrants are accompanied by other securities, the warrants are not separately transferable unless no class of such warrants and the securities accompanying them has been publicly distributed. The 1940 Act also provides that the amount of our voting securities that would result from the exercise of all outstanding warrants at the time of issuance may not exceed 25% of our outstanding voting securities.

DESCRIPTION OF OUR DEBT SECURITIES

We may issue debt securities in one or more series. The specific terms of each series of debt securities will be described in this prospectus and in the particular prospectus supplement and any related free writing prospectus relating to that series. The prospectus supplement and any related free writing prospectus may or may not modify the general terms found in this prospectus and will be filed with the SEC. For a complete description of the terms of a particular series of debt securities, including any indenture, you should read both this prospectus and the prospectus supplement and any related free writing prospectus relating to that particular series.

As required by federal law for all bonds and notes of companies that are publicly offered in the United States, the debt securities are governed by a document called an “indenture.” An indenture is a contract between us and a financial institution acting as trustee on your behalf, and is subject to and governed by the Trust Indenture Act of 1939, as amended. The trustee has two main roles. First, the trustee can enforce your rights against us if we default. There are some limitations on the extent to which the trustee acts on your behalf, see “Description of our Debt Securities — Events of Default” of this prospectus for more information. Second, the trustee performs certain administrative duties for us, such as sending interest and principal payments to holders.

Because this section is a summary, it does not describe every aspect of the debt securities and the indenture. We urge you to read the indenture because it, and not this description, defines your rights as a holder of debt securities issued pursuant to this prospectus and any accompanying prospectus supplement and any related free writing prospectus. For example, in this section, we use capitalized words to signify terms that are proposed to be specifically defined in the indenture. Some of the definitions are repeated in this prospectus, but for the rest, you will need to read the indenture. See “Available Information” for information on how to obtain a copy of the indenture.

A prospectus supplement and any related free writing prospectus, which will accompany this prospectus, will describe the particular series of debt securities being offered by including:

•	the designation or title of the series of debt securities;

•	the total principal amount of the series of debt securities and whether or not the offering may be reopened for additional securities of that series and on what terms;

•	the percentage of the principal amount at which the series of debt securities will be offered;

•	the date or dates on which principal will be payable;

•	the rate or rates (which may be either fixed or variable) and/or the method of determining such rate or rates of interest, if any;

•	the date or dates from which any interest will accrue, or the method of determining such date or dates, and the date or dates on which any interest will be payable;

•	the terms for redemption, extension or early repayment, if any;

•	the currencies in which the series of debt securities are issued and payable;

•	whether the amount of payments of principal, premium or interest, if any, on a series of debt securities will be determined with reference to an index, formula or other method (which could be based on one or more currencies, commodities, equity indices or other indices) and how these amounts will be determined;

•	the place or places, if any, other than or in addition to the City of New York, of payment, transfer, conversion and/or exchange of the debt securities;

•	the denominations in which the offered debt securities will be issued;

•	the provision for any sinking fund;

•	any restrictive covenants;

•	any Events of Default;

•	whether the series of debt securities are issuable in certificated form;

•	any provisions for defeasance or covenant defeasance;

•	any special federal income tax implications, including, if applicable, federal income tax considerations relating to original issue discount;

•	whether and under what circumstances we will pay additional amounts in respect of any tax, assessment or governmental charge and, if so, whether we will have the option to redeem the debt securities rather than pay the additional amounts (and the terms of this option);

•	any provisions for convertibility or exchangeability of the debt securities into or for any other securities;

•	whether the debt securities are subject to subordination and the terms of such subordination;

•	the listing, if any, on a securities exchange; and

•	any other terms.

The debt securities may be secured or unsecured obligations. Unless the prospectus supplement or any related free writing prospectus state otherwise, principal (and premium, if any) and interest, if any, will be paid by us in immediately available funds.

Under the provisions of the 1940 Act, we are permitted, as a BDC, to issue debt only in amounts such that we are in compliance with our asset coverage ratio, as defined in the 1940 Act. We are permitted, under specified conditions, to issue multiple classes of indebtedness if our asset coverage, as defined in the 1940 Act, is at least equal to 150% immediately after each such issuance. In addition, while any indebtedness and other senior securities remain outstanding, we must make provisions to prohibit any distribution to our shareholders or the repurchase of such securities or shares unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. We may also borrow amounts up to 5% of the value of our total assets for temporary or emergency purposes without regard to asset coverage. For a discussion of the risks associated with leverage, see “Risk Factors” in Part I, Item 1A of our most recent Annual Report on Form 10-K, which is incorporated by reference into this prospectus.

General

The indenture provides that any debt securities proposed to be sold under this prospectus, any prospectus supplement, and any related free writing prospectus, defined herein as the “offered debt securities,” and any debt securities issuable upon the exercise of warrants or upon conversion or exchange of other offered securities, defined herein as “underlying debt securities,” may be issued under the indenture in one or more series.

For purposes of this prospectus, any reference to the payment of principal of, or premium or interest, if any, on, debt securities will include additional amounts if required by the terms of the debt securities.

The indenture does not limit the amount of debt securities that may be issued thereunder from time to time. Debt securities issued under the indenture, when a single trustee is acting for all debt securities issued under the indenture, are called the “indenture securities.” The indenture also provides that there may be more than one trustee thereunder, each with respect to one or more different series of indenture securities. See “Description of our Debt Securities — Resignation of Trustee” below. At a time when two or more trustees are acting under the indenture, each with respect to only certain series, the term “indenture securities” means the one or more series of debt securities with respect to which each respective trustee is acting. In the event that there is more than one trustee under the indenture, the powers and trust obligations of each trustee described in this prospectus will extend only to the one or more series of indenture securities for which it is trustee. If two or more trustees are acting under the indenture, then the indenture securities for which each trustee is acting would be treated as if issued under separate indentures. We refer you to the prospectus supplement and any related free writing prospectus for information with respect to any deletions from, modifications of or additions to the Events of Default or our covenants that are described below, including any addition of a covenant or other provision providing event risk or similar protection.

We have the ability to issue indenture securities with terms different from those of indenture securities previously issued and, without the consent of the holders thereof, to reopen a previous issue of a series of indenture securities and issue additional indenture securities of that series unless the reopening was restricted when that series was created.

If any debt securities are convertible into shares of our common stock, the exercise price for such conversion will not be less than the NAV per share at the time of issuance of such debt securities (unless the majority of our board of directors determines that a lower exercise price is in the best interests of us and our shareholders, a majority of our shareholders (including shareholders who are not affiliated persons of us) have approved an issuance of common stock below the then current NAV per share in the 12 months preceding the issuance, and the exercise price closely approximates the market value of our common stock at the time the debt securities are issued).

Conversion and Exchange

If any debt securities are convertible into or exchangeable for other securities, the prospectus supplement and any related free writing prospectus will explain the terms and conditions of the conversion or exchange, including the conversion price or exchange ratio (or the calculation method), the conversion or exchange period (or how the period will be determined), if conversion or exchange will be mandatory or at the option of the holder or us, provisions for adjusting the conversion price or the exchange ratio and provisions affecting conversion or exchange in the event of the redemption of the underlying debt securities. These terms may also include provisions under which the number or amount of other securities to be received by the holders of the debt securities upon conversion or exchange would be calculated according to the market price of the other securities as of a time stated in the prospectus supplement and any related free writing prospectus.

Issuance of Securities in Registered Form

We may issue the debt securities in registered form, in which case we may issue them either in book-entry form only or in “certificated” form. Debt securities issued in book-entry form will be represented by global securities. We expect that we will usually issue debt securities in book entry only form represented by global securities.

Book-Entry Holders

We will issue registered debt securities in book-entry form only, unless we specify otherwise in the applicable prospectus supplement and any related free writing prospectus. This means debt securities will be represented by one or more global securities registered in the name of a depositary that will hold them on behalf of financial institutions that participate in the depositary’s book-entry system. These participating institutions, in turn, hold beneficial interests in the debt securities held by the depositary or its nominee. These institutions may hold these interests on behalf of themselves or customers.

Under the indenture, only the person in whose name a debt security is registered is recognized as the holder of that debt security. Consequently, for debt securities issued in book-entry form, we will recognize only the depositary as the holder of the debt securities and we will make all payments on the debt securities to the depositary. The depositary will then pass along the payments it receives to its participants, which in turn will pass the payments along to their customers who are the beneficial owners. The depositary and its participants do so under agreements they have made with one another or with their customers; they are not obligated to do so under the terms of the debt securities.

As a result, investors will not own debt securities directly. Instead, they will own beneficial interests in a global security, through a bank, broker or other financial institution that participates in the depositary’s book-entry system or holds an interest through a participant. As long as the debt securities are represented by one or more global securities, investors will be indirect holders, and not holders, of the debt securities.

Street Name Holders

In the future, we may issue debt securities in certificated form or terminate a global security. In these cases, investors may choose to hold their debt securities in their own names or in “street name.” Debt securities held in street name are registered in the name of a bank, broker or other financial institution chosen by the investor, and the investor holds a beneficial interest in those debt securities through the account he or she maintains at that institution.

For debt securities held in street name, we will recognize only the intermediary banks, brokers and other financial institutions in whose names the debt securities are registered as the holders of those debt securities, and we will make all payments on those debt securities to them. These institutions will pass along the payments they receive to their customers who are the beneficial owners, but only because they agree to do so in their customer agreements or because they are legally required to do so. Investors who hold debt securities in street name will be indirect holders, and not holders, of the debt securities.

Legal Holders

Our obligations, as well as the obligations of the applicable trustee and those of any third parties employed by us or the applicable trustee, run only to the legal holders of the debt securities. We do not have obligations to investors who hold beneficial interests in global securities, in street name or by any other indirect means. This will be the case whether an investor chooses to be an indirect holder of a debt security or has no choice because we are issuing the debt securities only in book-entry form.

For example, once we make a payment or give a notice to the holder, we have no further responsibility for the payment or notice even if that holder is required, under agreements with depositary participants or customers or by law, to pass it along to the indirect holders but does not do so. Similarly, if we want to obtain the approval of the holders for any purpose (for example, to amend an indenture or to relieve us of the consequences of a default or of our obligation to comply with a particular provision of an indenture), we would seek the approval only from the holders, and not the indirect holders, of the debt securities. Whether and how the holders contact the indirect holders is up to the holders.

When we refer to you, we mean those who invest in the debt securities being offered by this prospectus, whether they are the holders or only indirect holders of those debt securities. When we refer to your debt securities, we mean the debt securities in which you hold a direct or indirect interest.

Special Considerations for Indirect Holders

If you hold debt securities through a bank, broker or other financial institution, either in book-entry form or in street name, we urge you to check with that institution to find out:

•	how it handles securities payments and notices;

•	whether it imposes fees or charges;

•	how it would handle a request for the holders’ consent, if ever required;

•	whether and how you can instruct it to send you debt securities registered in your own name so you can be a holder, if that is permitted in the future for a particular series of debt securities;

•	how it would exercise rights under the debt securities if there were a default or other event triggering the need for holders to act to protect their interests; and

•	if the debt securities are in book-entry form, how the depositary’s rules and procedures will affect these matters.

Global Securities

As noted above, we expect that we will issue debt securities as registered securities in book-entry form only. A global security represents one or any other number of individual debt securities. Generally, all debt securities represented by the same global securities will have the same terms.

Each debt security issued in book-entry form will be represented by a global security that we deposit with and register in the name of a financial institution or its nominee that we select. The financial institution that we select for this purpose is called the depositary. Unless we specify otherwise in the applicable prospectus supplement, The Depository Trust Company, New York, New York, known as DTC, will be the depositary for all debt securities issued in book-entry form.

A global security may not be transferred to or registered in the name of anyone other than the depositary or its nominee, unless special termination situations arise. We describe those situations below under “Description of our Debt Securities — Global Securities — Special Situations when a Global Security Will Be Terminated.” As a result of these arrangements, the depositary, or its nominee, will be the sole registered owner and holder of all debt securities represented by a global security, and investors will be permitted to own only beneficial interests in a global security. Beneficial interests must be held by means of an account with a broker, bank or other financial institution that in turn has an account with the depositary or with another institution that has an account with the depositary. Thus, an investor whose security is represented by a global security will not be a holder of the debt security, but only an indirect holder of a beneficial interest in the global security.

Special Considerations for Global Securities

As an indirect holder, an investor’s rights relating to a global security will be governed by the account rules of the investor’s financial institution and of the depositary, as well as general laws relating to securities transfers. The depositary that holds the global security will be considered the holder of the debt securities represented by the global security.

If debt securities are issued only in the form of a global security, an investor should be aware of the following:

•	an investor cannot cause the debt securities to be registered in his or her name and cannot obtain certificates for his or her interest in the debt securities, except in the special situations we describe below;

•	an investor will be an indirect holder and must look to his or her own bank or broker for payments on the debt securities and protection of his or her legal rights relating to the debt securities, as we describe under “Description of our Debt Securities — Issuance of Securities in Registered Form” above;

•	an investor may not be able to sell interests in the debt securities to some insurance companies and other institutions that are required by law to own their securities in non-book-entry form;

•	an investor may not be able to pledge his or her interest in a global security in circumstances where certificates representing the debt securities must be delivered to the lender or other beneficiary of the pledge in order for the pledge to be effective;

•	the depositary’s policies, which may change from time to time, will govern payments, transfers, exchanges and other matters relating to an investor’s interest in a global security. We and the trustee have no responsibility for any aspect of the depositary’s actions or for its records of ownership interests in a global security. We and the trustee also do not supervise the depositary in any way;

•	if we redeem less than all the debt securities of a particular series being redeemed, DTC’s practice is to determine by lot the amount to be redeemed from each of its participants holding that series;

•	an investor is required to give notice of exercise of any option to elect repayment of its debt securities, through its participant, to the applicable trustee and to deliver the related debt securities by causing its participant to transfer its interest in those debt securities, on DTC’s records, to the applicable trustee;

•	DTC requires that those who purchase and sell interests in a global security deposited in its book-entry system use immediately available funds. Your broker or bank may also require you to use immediately available funds when purchasing or selling interests in a global security; and

•	financial institutions that participate in the depositary’s book-entry system, and through which an investor holds its interest in a global security, may also have their own policies affecting payments, notices and other matters relating to the debt securities. There may be more than one financial intermediary in the chain of ownership for an investor. We do not monitor and are not responsible for the actions of any of those intermediaries.

Special Situations when a Global Security Will Be Terminated

In a few special situations described below, a global security will be terminated and interests in it will be exchanged for certificates in non-book-entry form (certificated securities). After that exchange, the choice of whether to hold the certificated debt securities directly or in street name will be up to the investor. Investors must consult their own banks or brokers to find out how to have their interests in a global security transferred on termination to their own names, so that they will be holders. We have described the rights of holders and street name investors under “Description of our Debt Securities — Issuance of Securities in Registered Form” above.

The special situations for termination of a global security are as follows:

•	if the depositary notifies us that it is unwilling, unable or no longer qualified to continue as depositary for that global security, and we are unable to appoint another institution to act as depositary;

•	if we notify the trustee that we wish to terminate that global security; or

•	if an event of default has occurred with regard to the debt securities represented by that global security and has not been cured or waived; we discuss defaults later under “Description of our Debt Securities — Events of Default.”

The prospectus supplement and any related free writing prospectus may list situations for terminating a global security that would apply only to the particular series of debt securities covered by the prospectus supplement and any related free writing prospectus. If a global security is terminated, only the depositary, and not we or the applicable trustee, is responsible for deciding the names of the institutions in whose names the debt securities represented by the global security will be registered and, therefore, who will be the holders of those debt securities.

Payment and Paying Agents

We will pay interest to the person listed in the applicable trustee’s records as the owner of the debt security at the close of business on a particular day in advance of each due date for interest, even if that person no longer owns the debt security on the interest due date. That day, often about two weeks in advance of the interest due date, is called the “record date.” Because we will pay all the interest for an interest period to the holders on the record date, holders buying and selling debt securities must work out between themselves the appropriate purchase price. The most common manner is to adjust the sales price of the debt securities to prorate interest fairly between buyer and seller based on their respective ownership periods within the particular interest period. This prorated interest amount is called “accrued interest.”

Payments on Global Securities

We will make payments on a global security in accordance with the applicable policies of the depositary as in effect from time to time. Under those policies, we will make payments directly to the depositary, or its nominee, and not to any indirect holders who own beneficial interests in the global security. An indirect holder’s right to those payments will be governed by the rules and practices of the depositary and its participants, as described under “Description of our Debt Securities — Global Securities.”

Payments on Certificated Securities

We will make payments on a certificated debt security as follows: We will pay interest that is due on an interest payment date to the holder of debt securities as shown on the trustee’s records as of the close of business on the regular record date. We will make all payments of principal and premium, if any, by check at the office of the applicable trustee and/or at other offices that may be specified in the prospectus supplement and any related free writing prospectus or in a notice to holders against surrender of the debt security.

Alternatively, if the holder asks us to do so, we will pay any amount that becomes due on the debt security by wire transfer of immediately available funds to an account at a bank in the United States, on the due date. To request payment by wire, the holder must give the applicable trustee or other paying agent appropriate transfer instructions at least 15 business days before the requested wire payment is due. In the case of any interest payment due on an interest payment date, the instructions must be given by the person who is the holder on the relevant regular record date. Any wire instructions, once properly given, will remain in effect unless and until new instructions are given in the manner described above.

Payment When Offices Are Closed

If any payment is due on a debt security on a day that is not a business day, we will make the payment on the next day that is a business day. Payments made on the next business day in this situation will be treated under the indenture as if they were made on the original due date, except as otherwise indicated in the attached prospectus supplement and any related free writing prospectus. Such payment will not result in a default under any debt security or the indenture, and no interest will accrue on the payment amount from the original due date to the next day that is a business day.

Book-entry and other indirect holders should consult their banks or brokers for information on how they will receive payments on their debt securities.

Events of Default

You will have rights if an Event of Default occurs in respect of the debt securities of your series and is not cured, as described later in this subsection.

The term “Event of Default” in respect of the debt securities of your series may include any of the following (unless the prospectus supplement or any related free writing prospectus relating to such debt securities states otherwise):

•	we do not pay the principal of, or any premium on, a debt security of the series on its due date, and do not cure this default within five days;

•	we do not pay interest on a debt security of the series within 30 days of its due date;

•	we do not deposit any sinking fund payment in respect of debt securities of the series on its due date, and do not cure this default within five days;

•	we remain in breach of a covenant in respect of debt securities of the series for 60 days after we receive a written notice of default stating we are in breach. The notice must be sent by either the trustee or holders of at least 25% of the principal amount of debt securities of the series;

•	we file for bankruptcy or certain other events of bankruptcy, insolvency or reorganization occur; and

•	any other Event of Default in respect of debt securities of the series described in the prospectus supplement or any related free writing prospectus occurs.

An Event of Default for a particular series of debt securities does not necessarily constitute an Event of Default for any other series of debt securities issued under the same or any other indenture. The trustee may withhold notice to the holders of debt securities of any default, except in the payment of principal, premium or interest or in the payment of any sinking or purchase fund installment, if it considers the withholding of notice to be in the best interests of the holders.

Remedies if an Event of Default Occurs

If an Event of Default has occurred and has not been cured or waived, the trustee or the holders of not less than 25% in principal amount of the debt securities of the affected series may declare the entire principal amount of all the debt securities of that series to be due and immediately payable. This is called a declaration of acceleration of maturity. A declaration of acceleration of maturity may be canceled by the holders of a majority in principal amount of the debt securities of the affected series.

The trustee is not required to take any action under the indenture at the request of any holders unless the holders offer the trustee reasonable protection from expenses and liability, called an indemnity, security, or both, satisfactory to the trustee. If reasonable indemnity and/or security is provided, the holders of a majority in principal amount of the outstanding debt securities of the relevant series may direct the time, method and place of conducting any lawsuit or other formal legal action seeking any remedy available to the trustee. The trustee may refuse to follow those directions in certain circumstances. No delay or omission in exercising any right or remedy will be treated as a waiver of that right, remedy or Event of Default.

Before you are allowed to bypass your trustee and bring your own lawsuit or other formal legal action or take other steps to enforce your rights or protect your interests relating to the debt securities, the following must occur:

•	you must give the trustee written notice that an Event of Default has occurred and remains uncured;

•	the holders of at least 25% in principal amount of all outstanding debt securities of the relevant series must make a written request that the trustee take action because of the default and must offer reasonable indemnity to the trustee against the cost and other liabilities of taking that action;

•	the trustee must not have taken action for 60 days after receipt of the above notice and offer of indemnity; and

•	the holders of a majority in principal amount of the debt securities must not have given the trustee a direction inconsistent with the above notice during that 60-day period.

However, you are entitled at any time to bring a lawsuit for the payment of money due on your debt securities on or after the due date.

Book-entry and other indirect holders should consult their banks or brokers for information on how to give notice or direction to or make a request of the trustee and how to declare or cancel an acceleration of maturity.

Each year, we will furnish to each trustee a written statement of certain of our officers certifying that to their knowledge we are in compliance with the indenture and the debt securities, or else specifying any default.

Waiver of Default

The holders of a majority in principal amount of the relevant series of debt securities may waive a default for all the relevant series of debt securities. If this happens, the default will be treated as if it had not occurred. No one can waive a payment default on a holder’s debt security, however, without the holder’s approval.

Merger or Consolidation

Under the terms of the indenture, we are generally permitted to consolidate or merge with another entity. We are also permitted to sell all or substantially all of our assets to another entity. However, unless the prospectus supplement and any related free writing prospectus relating to certain debt securities states otherwise, we may not take any of these actions unless all the following conditions are met:

•	where we merge out of existence or sell our assets, the resulting entity must agree to be legally responsible for our obligations under the debt securities;

•	immediately after the transaction no Event of Default shall have happened and be continuing;

•	we must deliver certain certificates and documents to the trustee; and

•	we must satisfy any other requirements specified in the prospectus supplement and any related free writing prospectus relating to a particular series of debt securities.

Modification or Waiver

There are three types of changes we can make to the indenture and the debt securities issued thereunder.

Changes Requiring Your Approval

First, there are changes that we cannot make to your debt securities without your specific approval. The following is a list of those types of changes:

•	change the stated maturity of the principal of or interest on a debt security;

•	reduce any amounts due on a debt security;

•	reduce the amount of principal payable upon acceleration of the maturity of a security following a default;

•	adversely affect any right of repayment at the holder’s option;

•	change the place or currency of payment on a debt security (except as otherwise described in the prospectus, prospectus supplement or free writing prospectus);

•	impair your right to sue for payment;

•	adversely affect any right to convert or exchange a debt security in accordance with its terms;

•	modify the subordination provisions in the indenture in a manner that is adverse to holders of the debt securities;

•	reduce the percentage of holders of debt securities whose consent is needed to modify or amend the indenture;

•	reduce the percentage of holders of debt securities whose consent is needed to waive compliance with certain provisions of the indenture or to waive certain defaults;

•	modify any other aspect of the provisions of the indenture dealing with supplemental indentures, modification and waiver of past defaults, changes to the quorum or voting requirements or the waiver of certain covenants; and

•	change any obligation we have to pay additional amounts.

Changes Not Requiring Approval

The second type of change does not require any vote by the holders of the debt securities. This type is limited to clarifications, establishment of the form or terms of new securities of any series as permitted by the indenture and certain other changes that would not adversely affect holders of the outstanding debt securities in any material respect. We also do not need any approval to make any change that affects only debt securities to be issued under the indenture after the change takes effect.

Changes Requiring Majority Approval

Any other change to the indenture and the debt securities would require the following approval:

•	if the change affects only one series of debt securities, it must be approved by the holders of a majority in principal amount of that series; and

•	if the change affects more than one series of debt securities issued under the same indenture, it must be approved by the holders of a majority in principal amount of all of the series affected by the change, with all affected series voting together as one class for this purpose.

In each case, the required approval must be given by written consent.

The holders of a majority in principal amount of all of the series of debt securities issued under an indenture, voting together as one class for this purpose, may waive our compliance with some of our covenants in that indenture. However, we cannot obtain a waiver of a payment default or of any of the matters covered by the bullet points included above under “Description of our Debt Securities — Modification or Waiver — Changes Requiring Your Approval.”

Further Details Concerning Voting

When taking a vote, we will use the following rules to decide how much principal to attribute to a debt security:

•	for original issue discount securities, we will use the principal amount that would be due and payable on the voting date if the maturity of these debt securities were accelerated to that date because of a default;

•	for debt securities whose principal amount is not known (for example, because it is based on an index), we will use a special rule for that debt security described in the prospectus supplement and any related free writing prospectus; and

•	for debt securities denominated in one or more foreign currencies, we will use the U.S. dollar equivalent.

Debt securities will not be considered outstanding, and therefore not eligible to vote, if we have deposited or set aside in trust money for their payment or redemption. Debt securities will also not be eligible to vote if they have been fully defeased as described later under “Description of our Debt Securities — Defeasance — Full Defeasance.” We will generally be entitled to set any day as a record date for the purpose of determining the holders of outstanding indenture securities that are entitled to vote or take other action under the indenture. If we set a record date for a vote or other action to be taken by holders of one or more series, that vote or action may be taken only by persons who are holders of outstanding indenture securities of those series on the record date and must be taken within eleven months following the record date.

Book-entry and other indirect holders should consult their banks or brokers for information on how approval may be granted or denied if we seek to change the indenture or the debt securities or request a waiver.

Defeasance

The following provisions will be applicable to each series of debt securities unless we state in the applicable prospectus supplement and any related free writing prospectus that the provisions of covenant defeasance and full defeasance will not be applicable to that series.

Covenant Defeasance

Under current U.S. federal tax law, we can make the deposit described below and be released from some of the restrictive covenants in the indenture under which the particular series was issued. This is called “covenant defeasance.” In that event, you would lose the protection of those restrictive covenants but would gain the protection of having money and government securities set aside in trust to repay your debt securities. If applicable, you also would be released from the subordination provisions described under “Description of our Debt Securities — Indenture Provisions — Subordination” below. In order to achieve covenant defeasance, we must do the following:

•	if the debt securities of the particular series are denominated in U.S. dollars, we must deposit in trust for the benefit of all holders of such debt securities a combination of money and U.S. government or U.S. government agency notes or bonds that will generate enough cash to make interest, principal and any other payments on the debt securities on their various due dates; and

•	we may be required to deliver to the trustee a legal opinion of our counsel confirming that, under current U.S. federal income tax law, we may make the above deposit without causing you to be taxed on the debt securities any differently than if we did not make the deposit and just repaid the debt securities ourselves at maturity.

We must deliver to the trustee a legal opinion of our counsel stating that the above deposit does not require registration by us under the 1940 Act, as amended, and a legal opinion and officers’ certificate stating that all conditions precedent to covenant defeasance have been complied with.

If we accomplish covenant defeasance, you can still look to us for repayment of the debt securities if there were a shortfall in the trust deposit or the trustee is prevented from making payment. In fact, if one of the remaining Events of Default occurred (such as our bankruptcy) and the debt securities became immediately due and payable, there might be a shortfall. Depending on the event causing the default, you may not be able to obtain payment of the shortfall.

Full Defeasance

If there is a change in U.S. federal tax law, as described below, we can legally release ourselves from all payment and other obligations on the debt securities of a particular series, called “full defeasance”, if we put in place the following other arrangements for you to be repaid:

•	if the debt securities of the particular series are denominated in U.S. dollars, we must deposit in trust for the benefit of all holders of such debt securities a combination of money and U.S. government or U.S. government agency notes or bonds that will generate enough cash to make interest, principal and any other payments on the debt securities on their various due dates;

•	we may be required to deliver to the trustee a legal opinion confirming that there has been a change in current U.S. federal tax law or an IRS ruling that allows us to make the above deposit without causing you to be taxed on the debt securities any differently than if we did not make the deposit and just repaid the debt securities ourselves at maturity. Under current U.S. federal tax law, the deposit and our legal release from the debt securities would be treated as though we paid you your share of the cash and notes or bonds at the time the cash and notes or bonds were deposited in trust in exchange for your debt securities and you would recognize gain or loss on the debt securities at the time of the deposit; and

•	we must deliver to the trustee a legal opinion of our counsel stating that the above deposit does not require registration by us under the 1940 Act and a legal opinion and officers’ certificate certifying compliance with all conditions precedent to defeasance.

If we ever did accomplish full defeasance, as described above, you would have to rely solely on the trust deposit for repayment of the debt securities. You could not look to us for repayment in the unlikely event of any shortfall. Conversely, the trust deposit would most likely be protected from claims of our lenders and other creditors if we ever became bankrupt or insolvent. If applicable, you would also be released from the subordination provisions described later under “Description of our Debt Securities — Indenture Provisions — Subordination.”

Form, Exchange and Transfer of Certificated Registered Securities

If registered debt securities cease to be issued in book-entry form, they will be issued:

•	only in fully registered certificated form;

•	without interest coupons; and

•	unless we indicate otherwise in the prospectus supplement, in denominations of $1,000 and amounts that are multiples of $1,000.

Holders may exchange their certificated securities, if any, for debt securities of smaller denominations or combined into fewer debt securities of larger denominations, as long as the total principal amount is not changed.

Holders may exchange or transfer their certificated securities, if any, at the office of their trustee. We have appointed the trustee to act as our agent for registering debt securities in the names of holders transferring debt securities. We may appoint another entity to perform these functions or perform them ourselves.

Holders will not be required to pay a service charge to transfer or exchange their certificated securities, but they may be required to pay any tax or other governmental charge associated with the transfer or exchange. The transfer or exchange will be made only if our transfer agent is satisfied with the holder’s proof of legal ownership.

If we have designated additional transfer agents for your debt security, they will be named in the prospectus supplement and any related free writing prospectus. We may appoint additional transfer agents or cancel the appointment of any particular transfer agent. We may also approve a change in the office through which any transfer agent acts.

If any certificated securities of a particular series are redeemable and we redeem less than all the debt securities of that series, we may block the transfer or exchange of those debt securities during the period beginning 15 days before the day we mail the notice of redemption and ending on the day of that mailing, in order to freeze the list of holders to prepare the mailing. We may also refuse to register transfers or exchanges of any certificated securities selected for redemption, except that we will continue to permit transfers and exchanges of the unredeemed portion of any debt security that will be partially redeemed.

If a registered debt security is issued in book-entry form, only the depositary will be entitled to transfer and exchange the debt security as described in this subsection, since it will be the sole holder of the debt security.

Resignation of Trustee

Each trustee may resign or be removed with respect to one or more series of indenture securities provided that a successor trustee is appointed to act with respect to these series. In the event that two or more persons are acting as trustee with respect to different series of indenture securities under the indenture, each of the trustees will be a trustee of a trust separate and apart from the trust administered by any other trustee.

Indenture Provisions — Subordination

Upon any distribution of our assets upon our dissolution, winding up, liquidation or reorganization, the payment of the principal of (and premium, if any) and interest, if any, on any indenture securities denominated as subordinated debt securities is to be subordinated to the extent provided in the indenture in right of payment to the prior payment in full of all Senior Indebtedness (as defined below), but our obligation to you to make payment of the principal of (and premium, if any) and interest, if any, on such subordinated debt securities will not otherwise be affected. In addition, no payment on account of principal (or premium, if any), sinking fund or interest, if any, may be made on such subordinated debt securities at any time unless full payment of all amounts due in respect of the principal (and premium, if any), sinking fund and interest on Senior Indebtedness has been made or duly provided for in money or money’s worth.

In the event that, notwithstanding the foregoing, any payment by us is received by the trustee in respect of subordinated debt securities or by the holders of any of such subordinated debt securities before all Senior Indebtedness is paid in full, the payment or distribution must be paid over to the holders of the Senior Indebtedness or on their behalf for application to the payment of all the Senior Indebtedness remaining unpaid until all the Senior Indebtedness has been paid in full, after giving effect to any concurrent payment or distribution to the holders of the Senior Indebtedness. Subject to the payment in full of all Senior Indebtedness upon this distribution by us, the holders of such subordinated debt securities will be subrogated to the rights of the holders of the Senior Indebtedness to the extent of payments made to the holders of the Senior Indebtedness out of the distributive share of such subordinated debt securities.

By reason of this subordination, in the event of a distribution of our assets upon our insolvency, certain of our senior creditors may recover more, ratably, than holders of any subordinated debt securities. The indenture provides that these subordination provisions will not apply to money and securities held in trust under the defeasance provisions of the indenture.

Senior Indebtedness is defined in the indenture as the principal of (and premium, if any) and unpaid interest on:

•	our indebtedness (including indebtedness of others guaranteed by us), whenever created, incurred, assumed or guaranteed, for money borrowed (other than indenture securities issued under the indenture and denominated as subordinated debt securities), unless in the instrument creating or evidencing the same or under which the same is outstanding it is provided that this indebtedness is not senior or prior in right of payment to the subordinated debt securities; and

•	renewals, extensions, modifications and refinancings of any of this indebtedness.

If this prospectus is being delivered in connection with the offering of a series of indenture securities denominated as subordinated debt securities, the prospectus supplement and any related free writing prospectus will set forth the approximate amount of our Senior Indebtedness outstanding as of a recent date.

Secured Indebtedness

Certain of our indebtedness, including certain series of indenture securities, may be secured. The prospectus supplement and any related free writing prospectus for each series of indenture securities will describe the terms of any security interest for such series and will indicate the approximate amount of our secured indebtedness as of a recent date. In the event of a distribution of our assets upon our insolvency, the holders of unsecured indenture securities may recover less, ratably, than holders of any of our secured indebtedness.

The Trustee under the Indenture

It is anticipated that U.S. Bank National Association will serve as the trustee under the indenture.

Certain Considerations Relating to Foreign Currencies

Debt securities denominated or payable in foreign currencies may entail significant risks. These risks include the possibility of significant fluctuations in the foreign currency markets, the imposition or modification of foreign exchange controls and potential illiquidity in the secondary market. These risks will vary depending upon the currency or currencies involved and will be more fully described in the applicable prospectus supplement and any related free writing prospectus.

DESCRIPTION OF SUBSCRIPTION RIGHTS

The following is a general description of the terms of the subscription rights we may issue from time to time. Particular terms of any subscription rights we offer will be described in the prospectus supplement and any related free writing prospectus relating to such subscription rights.

We may issue subscription rights to purchase common stock or other securities. Subscription rights may be issued independently or together with any other offered security and may or may not be transferable by the person purchasing or receiving the subscription rights. In connection with any subscription rights offering to our shareholders, we may enter into a standby underwriting or other arrangement with one or more underwriters or other persons pursuant to which such underwriters or other persons would purchase any offered securities remaining unsubscribed for after such subscription rights offering. In connection with a subscription rights offering to our shareholders, we would distribute certificates evidencing the subscription rights and a prospectus supplement and any related free writing prospectus to our shareholders on the record date that we set for receiving subscription rights in such subscription rights offering.

The applicable prospectus supplement and any related free writing prospectus will describe the following terms of subscription rights in respect of which this prospectus is being delivered:

•	the period of time the offering would remain open (which shall be open a minimum number of days such that all record holders would be eligible to participate in the offering and shall not be open longer than 120 days);

•	the title and aggregate number of such subscription rights;

•	the exercise price or a formula for the determination of the exercise price for such subscription rights;

•	if applicable, the designation and terms of the securities with which the subscription rights are issued and the number of subscription rights issued with each such security or each principal amount of such security;

•	the ratio of the offering (which, in the case of transferable rights for common stock, will require a minimum of three shares to be held of record before a person is entitled to purchase an additional share);

•	the number or a formula for the determination of the number of such subscription rights issued to each shareholder;

•	the extent to which such subscription rights are transferable and the market on which they may be traded if they are transferable;

•	if applicable, a discussion of the material U.S. federal income tax considerations applicable to the issuance or exercise of such subscription rights;

•	the date on which the right to exercise such subscription rights would commence, and the date on which such rights will expire (subject to any extension);

•	the extent to which such subscription rights include an over-subscription privilege with respect to unsubscribed securities and the terms of such over-subscription privilege;

•	any termination right we may have in connection with such subscription rights offering;

•	the terms of any rights to redeem, or call such subscription rights;

•	the terms of the securities issuable upon exercise of the subscription rights;

•	if applicable, the material terms of any standby underwriting or other purchase arrangement that we may enter into in connection with the subscription rights offering; and

•	any other terms of such subscription rights, including exercise, settlement and other procedures and limitations relating to the transfer and exercise of such subscription rights.

Exercise of Subscription Rights

Each subscription right would entitle the holder of the subscription right to purchase for cash or other consideration  such amount of shares of common stock or other securities at such exercise price as will in each case be set forth in, or be determinable as set forth in, the prospectus supplement and any related free writing prospectus relating to the subscription rights offered thereby or another report filed with the SEC. Subscription rights may be exercised at any time up to the close of business on the expiration date for such subscription rights set forth in the applicable prospectus supplement and any related free writing prospectus. After the close of business on the expiration date, all unexercised subscription rights would become void.

Upon receipt of payment and the subscription rights certificate properly completed and duly executed at the corporate trust office of the subscription rights agent or any other office indicated in the prospectus supplement and any related free writing prospectus, we will forward, as soon as practicable, the shares of common stock or other securities purchasable upon such exercise. If less than all of the rights represented by such subscription rights certificate are exercised, a new subscription certificate will be issued for the remaining rights. Prior to exercising their subscription rights, holders of subscription rights will not have any of the rights of holders of the securities purchasable upon such exercise. To the extent permissible under applicable law, we may determine to offer any unsubscribed offered securities directly to shareholders, persons other than shareholders, to or through agents, underwriters or dealers or through a combination of such methods, including pursuant to standby underwriting or other arrangements, as set forth in the applicable prospectus supplement and any related free writing prospectus.

Under the 1940 Act, we may generally only offer subscription rights (other than rights to subscribe expiring not later than 120 days after their issuance and issued exclusively and ratably to a class or classes of our security holders) on the condition that (1) the subscription rights expire by their terms within ten years; (2) the exercise price is not less than the current market value at the date of issuance; (3) our shareholders authorize the proposal to issue such subscription rights, and a “required” majority of our board of directors approves of such issuance on the basis that the issuance is in the best interests of us and our shareholders; and (4) if the subscription rights are accompanied by other securities, the subscription rights are not separately transferable unless no class of such subscription rights and the securities accompanying them has been publicly distributed. A “required” majority of our board of directors is a vote of both a majority of our directors who have no financial interest in the transaction and a majority of the directors who are not interested persons of the company. The 1940 Act also provides that the amount of our voting securities that would result from the exercise of all outstanding warrants, options and subscription rights at the time of issuance may not exceed 25% of our outstanding voting securities.

MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following discussion is a general summary of the material U.S. federal income tax considerations applicable to us and to an investment in shares of our common stock. This summary does not purport to be a complete description of the income tax considerations applicable to such an investment. For example, we have not described certain considerations that may be relevant to certain types of holders subject to special treatment under U.S. federal income tax laws, including shareholders subject to the alternative minimum tax, tax-exempt organizations, insurance companies, dealers in securities, traders in securities that elect to mark-to-market their securities holdings, pass-through entities (including S-corporations), pension plans and trusts, financial institutions, real estate investment trusts, or REITs, RICs, persons that have a functional currency (as defined in Section 985 of the Code) other than the U.S. dollar, and financial institutions. This summary assumes that investors hold shares of our common stock as capital assets (within the meaning of Section 1221 of the Code). The discussion is based upon the Code, Treasury regulations, and administrative and judicial interpretations, each as of the date of the filing of this prospectus and all of which are subject to change, possibly retroactively, which could affect the continuing validity of this discussion. We have not sought and will not seek any ruling from the Internal Revenue Service, or the IRS, regarding any offering of our securities. This summary does not discuss any aspects of U.S. estate or gift tax or foreign, state or local tax. It does not discuss the special treatment under U.S. federal income tax laws that could result if we were to invest in tax-exempt securities or certain other investment assets.

For purposes of this discussion, a “U.S. shareholder” is a beneficial owner of shares of our common stock that is, for U.S. federal income tax purposes:

•	a citizen or individual resident of the United States;

•	a corporation, or other entity treated as a corporation, for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any state thereof or the District of Columbia;

•	an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or

•	a trust if either a U.S. court can exercise primary supervision over its administration and one or more U.S. persons have the authority to control all of its substantial decisions or the trust was in existence on August 20, 1996, was treated as a U.S. person prior to that date, and has made a valid election to be treated as a U.S. person.

A “non-U.S. shareholder” is a beneficial owner of shares of our common stock that is not a U.S. shareholder.

If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds shares of our common stock, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. A prospective investor that is a partner in a partnership that will hold shares of our common stock should consult its tax advisors with respect to the purchase, ownership and disposition of shares of our common stock.

Tax matters are very complicated and the tax consequences to an investor of an investment in shares of our common stock will depend on the facts of his, her or its particular situation. We encourage investors to consult their own tax advisors regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of U.S. federal, state, local and foreign tax laws, eligibility for the benefits of any applicable tax treaty, and the effect of any possible changes in the tax laws.

Election to Be Taxed as a RIC

We have elected to be treated as a RIC under Subchapter M of the Code. As a RIC, we generally will not have to pay corporate-level U.S. federal income taxes on any net ordinary income or capital gains that we timely distribute to our shareholders as distributions. To qualify as a RIC, we must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, we must distribute to our shareholders, for each taxable year, distributions of an amount at least equal to 90% of our “investment company taxable income,” which is generally our net ordinary income plus the excess of realized net short-term capital gains over realized net long-term capital losses and determined without regard to any deduction for distributions paid, or the Annual Distribution Requirement. Although not required for us to maintain our RIC tax status, in order to preclude the imposition of a 4% nondeductible federal excise tax imposed on RICs, we must distribute to our shareholders in respect of each calendar year distributions of an amount at least equal to the sum of (1) 98% of our net ordinary income (taking into account certain deferrals and elections) for the calendar year, (2) 98.2% of the excess (if any) of our realized capital gains over our realized capital losses, or capital gain net income (adjusted for certain ordinary losses), generally for the one-year period ending on October 31 of the calendar year and (3) the sum of any net ordinary income plus capital gains net income for preceding years that were not distributed during such years and on which we paid no federal income tax, or the Excise Tax Avoidance Requirement.

Taxation as a RIC

If we:

•	qualify as a RIC; and

•	satisfy the Annual Distribution Requirement;

•	then we will not be subject to U.S. federal income tax on the portion of our investment company taxable income and net capital gain, defined as net long-term capital gains in excess of net short-term capital losses, we timely distribute (or are deemed to timely distribute) to shareholders. As a RIC, we will be subject to U.S. federal income tax at regular corporate rates on any net income or net capital gain not distributed or are deemed distributed as distributions to our shareholders.

In order to qualify as a RIC for U.S. federal income tax purposes, we must, among other things:

•	qualify to be treated as a BDC under the 1940 Act at all times during each taxable year;

•	derive in each taxable year at least 90% of our gross income from dividends, interest, payments with respect to certain securities, loans, gains from the sale of stock or other securities, or other income derived with respect to our business of investing in such stock or securities, and net income derived from interests in “qualified publicly traded partnerships” (partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends and other permitted RIC income), or the 90% Income Test; and

•	diversify our holdings so that at the end of each quarter of the taxable year (i) at least 50% of the value of our assets consists of cash, cash equivalents, U.S. government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the value of our assets or more than 10% of the outstanding voting securities of the issuer; and (ii) no more than 25% of the value of our assets is invested in the securities, other than U.S. government securities or securities of other RICs, of one issuer or of two or more issuers that are controlled, as determined under applicable tax rules, by us and that are engaged in the same or similar or related trades or businesses or in the securities of one or more qualified publicly traded partnerships, or collectively, the Diversification Tests.

We may invest in partnerships, including qualified publicly traded partnerships, which may result in our being subject to state, local or foreign income, franchise or other tax liabilities. For the purpose of determining whether we satisfy the 90% Income Test and the Diversification Tests described above, the character of our distributive share of items of income, gain, losses, deductions and credits derived through any investments in companies that are treated as partnerships for U.S. federal income tax purposes (other than certain publicly traded partnerships), or are treated as disregarded as separate from us for U.S. federal income tax purposes, generally will be determined as if we realized these tax items directly. Further, for purposes of calculating the value of our investment in the securities of an issuer for purposes of determining the 25% requirement described above, our proper proportion of any investment in the securities of that issuer that are held by a member of our “controlled group” must be aggregated with our investment in that issuer. A controlled group is one or more chains of corporations connected through stock ownership with us if (a) at least 20% of the total combined voting power of all classes of voting stock of each of the corporations is owned directly by one or more of the other corporations, and (b) we directly own at least 20% or more of the combined voting stock of at least one of the other corporations.

In addition, as a RIC we are subject to ordinary income and capital gain distribution requirements under U.S. federal excise tax rules for each calendar year. If we do not meet the required distributions, we will be subject to a 4% nondeductible federal excise tax on the undistributed amount. The failure to meet U.S. federal excise tax distribution requirements will not cause us to lose our RIC status. Although we currently intend to make sufficient distributions each taxable year to satisfy the U.S. federal excise tax requirements, under certain circumstances, we may choose to retain taxable income or capital gains in excess of current year distributions into the next tax year in an amount less than what would trigger payments of federal income tax under Subchapter M of the Code. We may then be required to pay a 4% excise tax on such income or capital gains.

A RIC is limited in its ability to deduct expenses in excess of its investment company taxable income. If our deductible expenses in a given taxable year exceed our investment company taxable income, we may incur a net operating loss for that taxable year. However, a RIC is not permitted to carry forward net operating losses to subsequent taxable years and such net operating losses do not pass through to its shareholders. In addition, deductible expenses can be used only to offset investment company taxable income, not net capital gain. A RIC may not use any net capital losses (that is, the excess of realized capital losses over realized capital gains) to offset its investment company taxable income, but may carry forward such net capital losses, and use them to offset future capital gains, indefinitely. Any underwriting fees paid to us are not deductible. Due to these limits on deductibility of expenses and net capital losses, we may for tax purposes have aggregate taxable income for several taxable years that we are required to distribute and that is taxable to our shareholders even if such taxable income is greater than the net income we actually earn during those taxable years.

We may be required to recognize taxable income in circumstances in which we do not receive cash. For example, if we hold debt obligations that are treated under applicable tax rules as having OID (such as debt instruments with PIK interest or, in certain cases, with increasing interest rates or issued with warrants), we must include in income each year a portion of the OID that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. Because any OID accrued will be included in our investment company taxable income for the taxable year of accrual, we may be required to make a distribution to our shareholders in order to satisfy the Annual Distribution Requirement or the Excise Tax Avoidance Requirement, even though we will not have received any corresponding cash amount. Furthermore, a portfolio company in which we hold equity or debt instruments may face financial difficulty that requires us to work out, modify, or otherwise restructure such equity or debt instruments. Any such restructuring could, depending upon the terms of the restructuring, cause us to incur unusable or nondeductible losses or recognize future non-cash taxable income.

Certain of our investment practices may be subject to special and complex U.S. federal income tax provisions that may, among other things, produce income that will not be qualifying income for purposes of the 90% Income Test. We intend to monitor our transactions and may make certain tax elections that are intended to maintain our status as a RIC and avoid a fund-level tax.

Gain or loss realized by us from warrants acquired by us as well as any loss attributable to the lapse of such warrants generally will be treated as capital gain or loss. Such gain or loss generally will be long term or short term, depending on how long we held a particular warrant.

Although we do not presently expect to do so, we are authorized to borrow funds and to sell assets in order to satisfy distribution requirements. However, under the 1940 Act, we are not permitted to make distributions to our shareholders while our debt obligations and other senior securities are outstanding unless certain “asset coverage” tests are met. Moreover, our ability to dispose of assets to meet our distribution requirements may be limited by (1) the illiquid nature of our portfolio and/or (2) other requirements relating to our qualification as a RIC, including the Diversification Tests. If we dispose of assets in order to meet the Annual Distribution Requirement or the Excise Tax Avoidance Requirement, we may make such dispositions at times that, from an investment standpoint, are not advantageous.

Some of the income and fees that we may recognize, such as fees for providing managerial assistance, certain fees earned with respect to our investments, income recognized in a work-out or restructuring of a portfolio investment, or income recognized from an equity investment in an operating partnership, will not satisfy the 90% Income Test. In order to manage the risk that such income and fees might disqualify us as a RIC for a failure to satisfy the 90% Income Test, we may be required to recognize such income and fees indirectly through one or more entities treated as corporations for U.S. federal income tax purposes. Such corporations will be required to pay U.S. corporate income tax on their earnings, which ultimately will reduce our return on such income and fees.

Failure to Qualify as a RIC

If we were unable to qualify for treatment as a RIC and are unable to cure the failure, for example, by disposing of certain investments quickly or raising additional capital to prevent the loss of RIC status, we would be subject to tax on all of our taxable income at regular corporate rates (and any applicable U.S. state and local taxes). The Code provides some relief from RIC disqualification due to failures to comply with the 90% Income Test and the Diversification Tests, although there may be additional taxes due in such cases. We cannot assure you that we would qualify for any such relief should we fail the 90% Income Test or the Diversification Tests.

Should failure occur, not only would all our taxable income be subject to tax at regular corporate rates (as well as any applicable U.S. state and local taxes), but we would not be able to deduct distributions to shareholders, nor would they be required to be made. Distributions, including distributions of net long-term capital gain, would generally be taxable to our shareholders as ordinary dividend income to the extent of our current and accumulated earnings and profits. Subject to certain limitations under the Code, certain corporate shareholders would be eligible to claim a dividends received deduction with respect to such distributions and non-corporate shareholders would generally be able to treat such distributions as “qualified dividend income,” which is subject to reduced rates of U.S. federal income tax. Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the shareholder’s tax basis, and any remaining distributions would be treated as a capital gain. If we fail to qualify as a RIC, we may be subject to regular corporate tax on any net built-in gains with respect to certain of our assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if we had been liquidated) that we elect to recognize on requalification or when recognized over the next five taxable years.

The remainder of this discussion assumes that we qualify as a RIC and have satisfied the Annual Distribution Requirement.

Our Investments—General

Certain of our investment practices may be subject to special and complex U.S. federal income tax provisions that may, among other things, (1) treat distributions that would otherwise constitute qualified dividend income as non-qualified dividend income, (2) treat distributions that would otherwise be eligible for the corporate dividends received deduction as ineligible for such treatment, (3) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (4) convert lower-taxed long-term capital gain into higher-taxed short-term capital gain or ordinary income, (5) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (6) cause us to recognize income or gain without receipt of a corresponding cash payment, (7) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (8) adversely alter the characterization of certain complex financial transactions and (9) produce income that will not be qualifying income for purposes of the 90% Income Test. We intend to monitor our transactions and may make certain tax elections to mitigate the potential adverse effect of these provisions, but there can be no assurance that we will be eligible for any such tax elections or that any adverse effects of these provisions will be mitigated.

Gain or loss recognized by us from warrants or other securities acquired by us, as well as any loss attributable to the lapse of such warrants, generally will be treated as capital gain or loss. Such gain or loss generally will be long-term or short-term depending on how long we held a particular warrant or security.

A portfolio company in which we invest may face financial difficulties that require us to work-out, modify or otherwise restructure our investment in the portfolio company. Any such transaction could, depending upon the specific terms of the transaction, result in unusable capital losses or future non-cash income. Any such transaction could also result in our receiving assets that give rise to non-qualifying income for purposes of the 90% Income Test or otherwise would not count toward satisfying the Diversification Requirements.

Our investment in non-U.S. securities may be subject to non-U.S. income, withholding and other taxes. In that case, our yield on those securities would be decreased. Shareholders generally will not be entitled to claim a U.S. foreign tax credit or deduction with respect to non-U.S. taxes paid by us.

If we purchase shares in a “passive foreign investment company,” or a PFIC, we may be subject to U.S. federal income tax on a portion of any “excess distribution” received on, or any gain from the disposition of, such shares even if we distribute such income as a taxable distribution to our shareholders. Additional charges in the nature of interest generally will be imposed on us in respect of deferred taxes arising from any such excess distribution or gain. If we invest in a PFIC and elect to treat the PFIC as a “qualified electing fund” under the Code, or a QEF, in lieu of the foregoing requirements, we will be required to include in income each year our proportionate share of the ordinary earnings and net capital gain of the QEF, even if such income is not distributed by the QEF. Alternatively, we may be able to elect to mark-to-market at the end of each taxable year our shares in a PFIC; in this case, we will recognize as ordinary income any increase in the value of such shares, and as ordinary loss any decrease in such value to the extent that any such decrease does not exceed prior increases included in our income. Our ability to make either election will depend on factors beyond our control and is subject to restrictions which may limit the availability of the benefit of these elections. Under either election, we may be required to recognize in a year income in excess of any distributions we receive from PFICs and any proceeds from dispositions of PFIC stock during that year, and such income will nevertheless be subject to the Annual Distribution Requirement and will be taken into account for purposes of determining whether we satisfy the Excise Tax Avoidance Requirement. See “Material U.S. Federal Income Tax Considerations—Taxation as a RIC” above.

Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time we accrue income, expenses or other liabilities denominated in a foreign currency and the time we actually collect such income or pay such expenses or liabilities are generally treated as ordinary income or loss. Similarly, gains or losses on foreign currency forward contracts and the disposition of debt obligations denominated in a foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss.

Some of the income that we might otherwise realize directly, such as fees for providing managerial assistance, certain fees earned with respect to our investments, income recognized in a work-out or restructuring of a portfolio investment or income recognized from an equity investment in an operating partnership, may not satisfy the 90% Income Test. To manage the risk that such income might disqualify us as a RIC for failure to satisfy the 90% Income Test, one or more subsidiary entities treated as U.S. corporations for U.S. federal income tax purposes may be established and used to earn such income and (if applicable) hold the related asset. Such subsidiary entities will be required to pay U.S. federal income tax on their earnings, which ultimately will reduce the yield to our shareholders on such fees and income.

Taxation of U.S. Shareholders

The following discussion only applies to U.S. shareholders. Prospective shareholders that are not U.S. shareholders should refer to “—Taxation of Non-U.S. Shareholders” below.

Distributions

Distributions by us generally are taxable to U.S. shareholders as ordinary income or capital gains. Distributions of our “investment company taxable income” (which is, generally, our net ordinary income plus net short-term capital gains in excess of net long-term capital losses) will be taxable as ordinary income to U.S. shareholders to the extent of our current or accumulated earnings and profits, whether paid in cash or reinvested in additional shares. To the extent such distributions paid by us to non-corporate shareholders (including individuals) are attributable to dividends from U.S. corporations and certain qualified foreign corporations and if certain holding period requirements are met, such distributions generally will be treated as qualified dividend income and generally eligible for a maximum U.S. federal tax rate of either 15% or 20%, depending on whether the individual shareholder’s income exceeds certain threshold amounts, and if other applicable requirements are met, such distributions generally will be eligible for the corporate dividends received deduction to the extent such dividends have been paid by a U.S. corporation. In this regard, it is anticipated that distributions paid by us will generally not be attributable to dividends and, therefore, generally will not qualify for the preferential maximum U.S. federal tax rate applicable to non-corporate shareholders as well as will not be eligible for the corporate dividends received deduction. Subject to any future regulatory guidance to the contrary, distributions we make to shareholders in respect of any qualified publicly traded partnership income we receive will ostensibly not be eligible for the 20% pass through deduction accorded to non-corporate taxpayers under Section 199A of the Code in respect of such income received directly from a publicly traded partnership.

Distributions of our net capital gains (which is generally our realized net long-term capital gains in excess of realized net short-term capital losses) properly reported by us as “capital gain dividends” will be taxable to a U.S. shareholder as long-term capital gains (currently generally at a maximum rate of either 15% or 20%, depending on whether the individual shareholder’s income exceeds certain threshold amounts) in the case of individuals, trusts or estates, regardless of the U.S. shareholder’s holding period for his, her or its shares and regardless of whether paid in cash or reinvested in additional shares. Distributions in excess of our earnings and profits first will reduce a U.S. shareholder’s adjusted tax basis in such shareholder’s shares and, after the adjusted basis is reduced to zero, will constitute capital gains to such U.S. shareholder. A shareholder’s basis for determining gain or loss upon the sale of shares received in a distribution from us will generally be equal to the cash that would have been received if the shareholder had received the distribution in cash, unless we issue new shares that are trading at or above NAV, in which case the shareholder’s basis in the new shares will generally be equal to its fair market value.

Although we currently intend to distribute any net capital gains at least annually, we may in the future decide to retain some or all of our net capital gains but report the retained amount as a “deemed distribution.” In that case, among other consequences, we will pay tax on the retained amount, each U.S. shareholder will be required to include their pro rata share of the deemed distribution in income as if it had been distributed to the U.S. shareholder, and the U.S. shareholder will be entitled to claim a credit equal to their pro rata allocable share of the tax paid on the deemed distribution by us. The amount of the deemed distribution net of such tax will be added to the U.S. shareholder’s tax basis for their shares. Since we expect to pay tax on any retained net capital gains at our regular corporate tax rate, and since that rate is in excess of the maximum rate currently payable by individuals on long-term capital gains, the amount of tax that individual shareholders will be treated as having paid and for which they will receive a credit will exceed the tax they owe on the retained net capital gain. Such excess generally may be claimed as a credit against the U.S. shareholder’s other U.S. federal income tax obligations or may be refunded to the extent it exceeds a shareholder’s liability for U.S. federal income tax. A shareholder that is not subject to U.S. federal income tax or otherwise required to file a U.S. federal income tax return would be required to file a U.S. federal income tax return on the appropriate form in order to claim a refund for the taxes we paid. In order to utilize the deemed distribution approach, we must provide written notice to our shareholders prior to the expiration of 60 days after the close of the relevant taxable year. We cannot treat any of our investment company taxable income as a “deemed distribution.”

For purposes of determining (1) whether the Annual Distribution Requirement is satisfied for any tax year and (2) the amount of capital gain dividends paid for that tax year, we may, under certain circumstances, elect to treat a distribution that is paid during the following tax year as if it had been paid during the tax year in question. If we make such an election, the U.S. shareholder will still be treated as receiving the distribution in the tax year in which the distribution is made. However, any distribution declared by us in October, November or December of any calendar year, payable to shareholders of record on a specified date in such a month and actually paid during January of the following calendar year, will be treated as if it had been received by our U.S. shareholders on December 31 of the calendar year in which the distribution was declared.

If an investor purchases shares shortly before the record date of a distribution, the price of the shares will include the value of the distribution and the investor will be subject to tax on the distribution even though it represents a return of their investment.

We will make available to each of our U.S. shareholders, as promptly as possible after the end of each calendar year, a notice detailing, on a per share and per distribution basis, the amounts includible in such U.S. shareholder’s taxable income for such year as ordinary income and as long-term capital gain. In addition, the U.S. federal tax status of each calendar year’s distributions generally will be reported to the IRS. Distributions may also be subject to additional state, local and foreign taxes depending on a U.S. shareholder’s particular situation. Distributions distributed by us generally will not be eligible for the dividends-received deduction or the lower tax rates applicable to certain qualified dividends.

Dispositions

A U.S. shareholder generally will recognize taxable gain or loss if the U.S. shareholder sells or otherwise disposes of his, her or its shares of our common stock. The amount of gain or loss will be measured by the difference between such shareholder’s adjusted tax basis in the common stock sold and the amount of the proceeds received in exchange. Any gain or loss arising from such sale or disposition generally will be treated as long-term capital gain or loss if the U.S. shareholder has held his, her or its shares of our common stock for more than one year; otherwise, any such gain or loss will be classified as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of shares of our common stock held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such shares. In addition, all or a portion of any loss recognized upon a disposition of shares of our common stock may be disallowed if other shares of our common stock or substantially identical stock or securities are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition.

In general, non-corporate U.S. shareholders (including individuals) currently are subject to a maximum U.S. federal income tax rate of 20% on their net capital gain (i.e., the excess of realized net long-term capital gains over realized net short-term capital losses), including any long-term capital gain derived from an investment in shares of our common stock. These rates are lower than the maximum rate on ordinary income currently payable by individuals. Corporate U.S. shareholders currently are subject to U.S. federal income tax on net capital gain at the maximum 21% rate also applied to ordinary income. Non-corporate U.S. shareholders (including individuals) with net capital losses for a year (i.e., capital losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate U.S. shareholder (including an individual) in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate U.S. shareholders generally may not deduct any net capital losses for a year, but may carry back such losses for three years or carry forward such losses for five years.

Legislation requires reporting of adjusted cost basis information for covered securities, which generally include shares of a RIC, to the IRS and to taxpayers. Shareholders should contact their financial intermediaries with respect to reporting of cost basis and available elections for their accounts.

Medicare Tax on Net Investment Income

A U.S. shareholder that is an individual or estate, or a trust that does not fall into a special class of trusts that is exempt from such tax, will generally be subject to a 3.8% tax on the lesser of (i) the U.S. shareholder’s “net investment income” for a taxable year and (ii) the excess of the U.S. shareholder’s modified adjusted gross income for such taxable year over $200,000 ($250,000 in the case of joint filers and $125,000 in the case of married individuals filing a separate return). For these purposes, “net investment income” will generally include taxable distributions and deemed distributions paid with respect to stock, including our common stock, and net gain attributable to the disposition of stock, including our common stock (in each case, unless such stock is held in connection with certain trades or businesses), but will be reduced by any deductions properly allocable to such distributions or net gain.

Tax Shelter Reporting Regulations

Under applicable Treasury regulations, if a U.S. shareholder recognizes a loss with respect to our common stock of $2 million or more for a non-corporate U.S. shareholder or $10 million or more for a corporate U.S. shareholder in any single taxable year (or a greater loss over a combination of years), the U.S. shareholder must file with the IRS a disclosure statement on Form 8886. Direct U.S. shareholders of portfolio securities are in many cases excepted from this reporting requirement, but, under current guidance, U.S. shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to U.S. shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Significant monetary penalties apply to a failure to comply with this reporting requirement. States may also have a similar reporting requirement. U.S. shareholders should consult their own tax advisers to determine the applicability of these Treasury regulations in light of their individual circumstances.

Backup Withholding

Backup withholding, currently at a rate of 24%, may be applicable to all taxable distributions to any non-corporate U.S. shareholder (1) who fails to furnish us with a correct taxpayer identification number or a certificate that such shareholder is exempt from backup withholding or (2) with respect to whom the IRS notifies us that such shareholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual’s taxpayer identification number is his or her social security number. Any amount withheld under backup withholding is allowed as a credit against the U.S. shareholder’s U.S. federal income tax liability and may entitle such shareholder to a refund, provided that proper information is timely provided to the IRS.

If a U.S. shareholder recognizes a loss with respect to shares of our common stock of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, shareholders of a RIC are not exempted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. U.S. shareholders should consult their tax advisors to determine the applicability of these regulations in light of their specific circumstances.

Taxation of Non-U.S. Shareholders

The following discussion applies only to non-U.S. shareholders. Whether an investment in shares of our common stock is appropriate for a non-U.S. shareholder will depend upon that shareholder’s particular circumstances. An investment in shares of our common stock by a non-U.S. shareholder may have adverse tax consequences to such non-U.S. shareholder. Non-U.S. shareholders should consult their own tax advisers before investing in our common stock.

Distributions; Dispositions

Subject to the discussion below, distributions of our “investment company taxable income” to non-U.S. shareholders (including interest income, net short-term capital gain or foreign-source dividend and interest income, which generally would be free of withholding if paid to non-U.S. shareholders directly) will be subject to withholding of U.S. federal tax at a 30% rate (or lower rate provided by an applicable treaty) to the extent of our current and accumulated earnings and profits unless the distributions are effectively connected with a U.S. trade or business of the non-U.S. shareholder, in which case the distributions will generally be subject to U.S. federal income tax at the rates applicable to U.S. persons. In that case, we will not be required to withhold U.S. federal tax if the non-U.S. shareholder complies with applicable certification and disclosure requirements. Special certification requirements apply to a non-U.S. shareholder that is a foreign partnership or a foreign trust, and such entities are urged to consult their own tax advisors. Non-U.S. source interest income is not eligible for exemption from U.S. federal withholding tax, and distributions of non-U.S. source income will be subject to the 30% U.S. withholding tax unless reduced by an applicable tax treaty.

Certain properly reported distributions received by a non-U.S. shareholder generally are exempt from U.S. federal withholding tax when they (1) are paid in respect of our “qualified net interest income” (generally, our U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which we are at least a 10% shareholder, reduced by expenses that are allocable to such income), or (2) are paid in connection with our “qualified short-term capital gains” (generally, the excess of our net short-term capital gain over our long-term capital loss for a tax year), in each case provided we report them as such and certain other requirements are satisfied. Nevertheless, it should be noted that in the case of shares of our common stock held through an intermediary, the intermediary may withhold U.S. federal income tax even if we report a payment as an interest-related dividend or short-term capital gain dividend. Moreover, depending on the circumstances, we may report all, some or none of our potentially eligible dividends as derived from such qualified net interest income or as qualified short-term capital gains, or treat such dividends, in whole or in part, as ineligible for this exemption from withholding.

Actual or deemed distributions of our net capital gains to a non-U.S. shareholder, and gains recognized by a non-U.S. shareholder upon the sale of shares of our common stock, will not be subject to federal withholding tax and generally will not be subject to U.S. federal income tax unless the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the non-U.S. shareholder and, if an income tax treaty applies, are attributable to a permanent establishment maintained by the non-U.S. shareholder in the United States or, in the case of an individual non-U.S. shareholder, the shareholder is present in the United States for 183 days or more during the year of the sale or capital gain dividend and certain other conditions are met.

If we distribute our net capital gains in the form of deemed rather than actual distributions (which we may do in the future), a non-U.S. shareholder will be entitled to a U.S. federal income tax credit or tax refund equal to the shareholder’s allocable share of the tax we pay on the capital gains deemed to have been distributed. In order to obtain the refund, the non-U.S. shareholder must obtain a U.S. taxpayer identification number and file a U.S. federal income tax return even if the non-U.S. shareholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. federal income tax return. For a corporate non-U.S. shareholder, distributions (both actual and deemed), and gains realized upon the sale of shares of our common stock that are effectively connected with a U.S. trade or business may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable treaty).

A non-U.S. shareholder who is a non-resident alien individual, and who is otherwise subject to withholding of U.S. federal income tax, may be subject to information reporting and backup withholding of U.S. federal income tax on dividends unless the non-U.S. shareholder provides us or the dividend paying agent with a U.S. nonresident withholding tax certification (e.g., an IRS Form W-8BEN, IRS Form W-8BEN-E, or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that it is a non-U.S. shareholder or otherwise establishes an exemption from backup withholding.

Withholding and Information Reporting on Foreign Financial Accounts

Under the Foreign Account Tax Compliance Act rules of the Code and applicable Treasury regulations, or collectively referred to as FATCA, the applicable withholding agent generally will be required to withhold 30% of (a) any dividends on our common stock or preferred stock and (b) the gross proceeds from a sale or other disposition of our common stock or preferred stock, in each case, paid to (i) a non-U.S. financial institution (whether such financial institution is the beneficial owner or an intermediary) unless such non-U.S. financial institution agrees to verify, report and disclose its U.S. accountholders and meets certain other specified requirements or (ii) a non-financial non-U.S. entity (whether such entity is the beneficial owner or an intermediary) unless such entity certifies that it does not have any substantial U.S. owners or provides the name, address and taxpayer identification number of each substantial U.S. owner and such entity meets certain other specified requirements. Proposed Treasury regulations that may be relied on pending finalization provide that FATCA withholding on gross proceeds will be eliminated and, consequently, this withholding tax on gross proceeds is not currently expected to apply. An intergovernmental agreement between the United States and an applicable foreign country, or future Treasury regulations or other guidance, may modify these requirements. If payment of this withholding tax is made, Non-U.S. shareholders that are otherwise eligible for an exemption from, or a reduction in, withholding of U.S. federal income taxes with respect to such dividends or proceeds will be required to seek a credit or refund from the IRS to obtain the benefit of such exemption or reduction. We will not pay any additional amounts in respect of any amounts withheld.

Non-U.S. shareholders should consult their own tax advisers with respect to the U.S. federal income and withholding tax consequences, and state, local and non-U.S. tax consequences, of an investment in shares of our common stock.

SHAREHOLDERS SHOULD CONSULT THEIR OWN TAX ADVISORS REGARDING
THE PARTICULAR TAX CONSEQUENCES TO THEM OF AN INVESTMENT IN THE
COMPANY, INCLUDING THE STATE, LOCAL AND NON-U.S. INCOME AND OTHER
TAX CONSEQUENCES OF AN INVESTMENT IN SHARES OF OUR COMMON STOCK.

REGULATION

We are subject to regulation as described in “Item 1. Business—Regulation” of our most recent Annual Report on Form 10-K, which is incorporated by reference herein. In addition, the discussion presented below supplements, updates, supersedes and/or replaces, as appropriate, the same discussion disclosed in the documents incorporated by reference above.

Senior Securities

We are permitted, under specified conditions, to issue multiple classes of debt and one class of stock senior to our common stock if our asset coverage, as defined in the 1940 Act, is at least equal to 150% (i.e., $2 of debt outstanding for each $1 of equity) immediately after each such issuance. Prior to December 31, 2021, we were required to maintain asset coverage of 200% (i.e., $1 of debt outstanding for each $1 of equity). Recent legislation has modified the 1940 Act by allowing a BDC to increase the maximum amount of leverage it may incur from an asset coverage ratio of 200% to an asset coverage ratio of 150%, if certain requirements are met. At our Special Meeting of Shareholders on December 30, 2021, shareholders approved a proposal to reduce our asset coverage ratio to 150%, which permits us to increase the maximum amount of leverage that we are permitted to incur. Such asset coverage ratio became effective on December 31, 2021. In addition, while any senior securities remain outstanding, we must make provisions to prohibit any distribution to our shareholders or the repurchase of such securities or shares unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. We may also borrow amounts up to 5% of the value of our total assets for temporary or emergency purposes without regard to asset coverage.

PLAN OF DISTRIBUTION

We may sell the securities in any of three ways (or in any combination): (a) through underwriters or dealers; (b) directly to a limited number of purchasers or to a single purchaser; or (c) through agents. The securities may also be sold “at-the-market” to or through a market maker or into an existing trading market for the securities, on an exchange or otherwise. The prospectus supplement and any free writing prospectus will set forth the terms of the offering of such securities, including:

•	the name or names of any underwriters, dealers or agents and the amounts of securities underwritten or purchased by each of them;

•	the offering price of the securities and the proceeds to us and any discounts, commissions or concessions allowed or reallowed or paid to dealers; and

•	any securities exchanges on which the securities may be listed.

Any offering price and any discounts or concessions allowed or reallowed or paid to dealers may be changed from time to time.

We may offer our shares of common stock in a public offering at-the-market to a select group of investors, in which case a shareholder may not be able to participate in such offering and a shareholder will experience dilution unless the shareholder purchases additional shares of our common stock in the secondary market at the same or lower price.

In compliance with the guidelines of FINRA, the maximum compensation to the underwriters or dealers in connection with the sale of our securities pursuant to this prospectus and the accompanying supplement to this prospectus may not exceed 10% of the aggregate offering price of the securities as set forth on the cover page of the supplement to this prospectus.

We may sell the securities through agents from time to time. The prospectus supplement will name any agent involved in the offer or sale of the securities and any commissions we pay to them. Generally, any agent will be acting on a best efforts basis for the period of its appointment.

We may authorize underwriters, dealers or agents to solicit offers by certain purchasers to purchase the securities from us at the public offering price set forth in the prospectus supplement pursuant to delayed delivery contracts providing for payment and delivery on a specified date in the future.

The contracts will be subject only to those conditions set forth in the prospectus supplement, and the prospectus supplement will set forth any commissions we pay for soliciting these contracts.

Agents and underwriters may be entitled to indemnification by us against certain civil liabilities, including liabilities under the Securities Act, or to contribution with respect to payments which the agents or underwriters may be required to make in respect thereof. Agents and underwriters may be customers of, engage in transactions with, or perform services for us in the ordinary course of business. Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers or persons controlling us pursuant to the foregoing provisions, we have been informed that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

We may enter into derivative transactions with third parties, or sell securities not covered by this prospectus to third parties in privately negotiated transactions. If the applicable prospectus supplement indicates, in connection with those derivatives, the third parties may sell securities covered by this prospectus and the applicable prospectus supplement, including in short sale transactions. If so, the third party may use securities pledged by us or borrowed from us or others to settle those sales or to close out any related open borrowings of stock, and may use securities received from us in settlement of those derivatives to close out any related open borrowings of stock. The third party in such sale transactions will be an underwriter and, if not identified in this prospectus, will be identified in the applicable prospectus supplement (or a post-effective amendment). We or one of our affiliates may loan or pledge securities to a financial institution or other third party that in turn may sell the securities using this prospectus. Such financial institution or third party may transfer its short position to investors in our securities or in connection with a simultaneous offering of other securities offered by this prospectus or otherwise.

In order to comply with the securities laws of certain states, if applicable, the securities offered hereby will be sold in such jurisdictions only through registered or licensed brokers or dealers.

We may not sell securities pursuant to this prospectus without delivering a prospectus supplement describing the method and terms of the offering of such securities.

CUSTODIAN, TRANSFER AND DISTRIBUTION PAYING AGENT AND REGISTRAR

Our securities are held under a custody agreement by U.S. Bank, N.A. The address of the custodian is: One Federal Street, Boston, MA 02110. SS&C Technologies, Inc. (f/k/a DST Systems, Inc.) acts as our transfer agent, distribution paying agent and registrar. The principal business address of our transfer agent, distribution paying agent and registrar is 430 West 7th Street, Kansas City, MO 64105 and its telephone number is (816) 435-1000.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Since we intend to generally acquire and dispose of our investments in privately negotiated transactions, we expect to infrequently use brokers in the normal course of our business. Subject to policies established by our board of directors, CIM is primarily responsible for the execution of the publicly traded securities portion of our portfolio transactions and the allocation of brokerage commissions. CIM does not execute transactions through any particular broker or dealer, but seeks to obtain the best net results for us, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While CIM will generally seek reasonably competitive trade execution costs, we will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, CIM may select a broker based partly upon brokerage or research services provided to it and us and any other clients. In return for such services, we may pay a higher commission than other brokers would charge if CIM determines in good faith that such commission is reasonable in relation to the services provided.

LEGAL MATTERS

Certain legal matters regarding the securities offered by this prospectus have been passed upon for us by Dechert LLP, New York, New York. Certain legal matters will be passed upon for underwriters, if any, by the counsel named in the prospectus supplement or any related free writing prospectus.

EXPERTS

The consolidated financial statements of CĪON Investment Corporation as of December 31, 2020 and 2019 and for each of the years in the two-year period ended December 31, 2020, incorporated in this Prospectus by reference from the CĪON Investment Corporation Annual Report on Form 10-K for the year ended December 31, 2020 have been audited by RSM US LLP, an independent registered public accounting firm, as stated in their report thereon, incorporated herein by reference, and have been incorporated and included in this Prospectus and Registration Statement in reliance upon such reports and upon the authority of such firm as experts in accounting and auditing.

The audited consolidated statements of operations, changes in net assets and cash flows of CĪON Investment Corporation for the year ended December 31, 2018, incorporated in this prospectus by reference to the Annual Report on Form 10-K of CĪON Investment Corporation for the year ended December 31, 2020, have been so incorporated in reliance on the report of Ernst & Young LLP, an independent registered public accounting firm, given on the authority of said firm as experts in accounting and auditing.

AVAILABLE INFORMATION

We have filed with the SEC a registration statement on Form N-2, together with all amendments and related exhibits, under the Securities Act, with respect to our securities offered by this prospectus. The registration statement contains additional information about us and securities being offered by this prospectus.

We file with or submit to the SEC annual, quarterly and current reports, proxy statements and other information meeting the informational requirements of the Exchange Act. We maintain a website at www.cionbdc.com and make all of our annual, quarterly and current reports, proxy statements and other publicly filed information available, free of charge, on or through our website. You may also obtain such information by contacting us, in writing at: 3 Park Avenue, 36th Floor, New York, New York 10016, or toll free at 1-877-822-4276 or collect at (212) 418-4700. The SEC maintains an Internet site that contains reports, proxy statements and other information filed electronically by us with the SEC which are available on the SEC’s Internet site at http://www.sec.gov. Copies of these reports, proxy statements and other information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

INCORPORATION BY REFERENCE

This prospectus is part of a registration statement that we have filed with the SEC. Pursuant to the Small Business Credit Availability Act, we are allowed to “incorporate by reference” the information that we file with the SEC, which means that we can disclose important information to you by referring you to those documents. The information incorporated by reference is considered to comprise a part of this prospectus from the date we file that document. Any reports filed by us with the SEC before the date that any offering of any securities by means of this prospectus and any applicable prospectus supplement is terminated will automatically be incorporated and, where applicable, supersede any applicable information contained in this prospectus or incorporated by reference in this prospectus.

We incorporate by reference into this prospectus our filings listed below and any future filings (including those made after the date of the filing of this registration statement) we will make with the SEC under Sections 13(a), 13(c), 14, or 15(d) of the Exchange Act, including all such documents we may file with the SEC after the date of the initial registration statement and prior to the effectiveness of the registration statement, until all of the securities offered by this prospectus and any applicable prospectus supplement have been sold or we otherwise terminate the offering of these securities; provided, however, that information “furnished” under Item 2.02 or Item 7.01 of Form 8-K or other information “furnished” to the SEC, which is not deemed filed, is not incorporated by reference in this prospectus and any applicable prospectus supplement (unless specifically set forth in such filing). Information that we file with the SEC will automatically update and may supersede information in this prospectus, any applicable prospectus supplement and information previously filed with the SEC.

This prospectus and any applicable prospectus supplement will incorporate by reference the documents set forth below that have previously been filed with the SEC:

•	our Definitive Proxy Statement on Schedule 14A, filed with the SEC on November 3, 2021;

•	our Definitive Proxy Statement on Schedule 14A, filed with the SEC on May 13, 2021;

•	our Quarterly Reports on Form 10-Q, filed with the SEC on November 15, 2021, August 13, 2021, and May 14, 2021;

•	our Annual Report on Form 10-K for the fiscal year ended December 31, 2020, filed with the SEC on March 16, 2021 and the amendment thereto filed on April 30, 2021;

•	our Current Reports on Form 8-K (other than any information furnished rather than filed), filed with the SEC on January 3, 2022, December 28, 2021, December 23, 2021, December 7, 2021, November 15, 2021, October 21, 2021, October 5, 2021, October 1, 2021, September 22, 2021, September 22, 2021, September 16, 2021, September 8, 2021, August 20, 2021, August 13, 2021, August 11, 2021, July 30, 2021, July 16, 2021, July 9, 2021, June 28, 2021, June 21, 2021, June 16, 2021, May 20, 2021, May 17, 2021, May 14, 2021, April 20, 2021, April 9, 2021, March 30, 2021, March 25, 2021, March 17, 2021, March 16, 2021, March 1, 2021, February 17, 2021, February 16, 2021, January 15, 2021, December 29, 2020, December 23, 2020, December 18, 2020, December 15, 2020, December 8, 2020, November 20, 2020, November 17, 2020, and November 16, 2020; and

•	the description of our common stock contained in our Registration Statement on Form 8-A12B (File No. 001-40859), as filed with the SEC on September 30, 2021, including any amendment or report filed for the purpose of updating such description prior to the termination of the offering of the common stock registered hereby.

To obtain copies of these filings, see “Available Information,” or you may request a copy of these filings (other than exhibits, unless the exhibits are specifically incorporated by reference into these documents) at no cost by writing or calling the following address and telephone number:

CĪON Investment Corporation

3 Park Avenue, 36th Floor

New York, NY 10016

(212) 418-4700

You should rely only on the information incorporated by reference or provided in this prospectus or any prospectus supplement. We have not authorized anyone to provide you with different or additional information, and you should not rely on such information if you receive it. We are not making an offer of or soliciting an offer to buy, any securities in any state or other jurisdiction where such offer or sale is not permitted. You should not assume that the information in this prospectus or in the documents incorporated by reference is accurate as of any date other than the date on the front of this prospectus or those documents.

PRIVACY NOTICE

We are committed to protecting your privacy. This privacy notice explains the privacy policies of CĪON Investment Corporation and its affiliated companies.

We will safeguard, according to strict standards of security and confidentiality, all information we receive about you. The only information we collect from you is your name, address, number of shares you hold and your social security number. This information is used only so that we can send you information about us, and send you proxy statements or other information required by law.

We do not share this information with any non-affiliated third party except as described below.

•	Authorized Employees of CIM. It is our policy that only authorized officers and employees of CIM and its affiliates who need to know your personal information will have access to it.

•	Service Providers. We may disclose your personal information to companies that provide services on our behalf, such as record keeping, processing your trades, and mailing you information. These companies are required to protect your information and use it solely for the purpose for which they received it.

•	Courts and Government Officials. If required by law, we may disclose your personal information in accordance with a court order or at the request of government regulators. Only that information required by law, subpoena, or court order will be disclosed.

CĪON Investment Corporation

Common Stock

Preferred Stock

Warrants

Subscription Rights

Debt Securities

PROSPECTUS

January 31, 2022

PART C—OTHER

INFORMATION

Item 25.	Financial Statements and Exhibits

(1) Financial Statements

The report of RSM US LLP, our independent registered public accounting firm, dated March 15, 2021, the consolidated financial statements as of December 31, 2020 and 2019 and for each of the two years in the period ended December 31, 2020, and management’s assessment of the effectiveness of internal control over financial reporting (which is included in Management’s Annual Report on Internal Control Over Financial Reporting) as of December 31, 2020, have been incorporated by reference in this registration statement in “Part A–Information Required in a Prospectus.”

The report of Ernst & Young LLP, an independent registered public accounting firm, dated March 18, 2019, and the consolidated statements of operations, changes in net assets and cash flows for the year ended December 31, 2018, have been incorporated by reference in this registration statement in “Part A–Information Required in a Prospectus.”

The interim unaudited consolidated financial statements as of March 31, 2021 and for the three months ended March 31, 2021 and 2020, as of June 30, 2021 and for the three and six months ended June 30, 2021 and 2020, and as of September 30, 2021 and for the three and nine months ended September 30, 2021 and 2020, also have been incorporated by reference in this registration statement in “Part A–Information Required in a Prospectus.”

(2) Exhibits

(a)(1) Third Articles of Amendment and Restatement of the Articles of Incorporation of CĪON Investment Corporation (Incorporated by reference to Exhibit A to Registrant’s Definitive Proxy Statement on Schedule 14A filed with the SEC on May 13, 2021 (File No. 814-00941)).

(a)(2) Articles of Amendment to the Third Articles of Amendment and Restatement of the Articles of Incorporation of CĪON Investment Corporation (Incorporated by reference to Exhibit 3.1 to Registrant’s Current Report on Form 8-K filed with the SEC on September 16, 2021(File No. 814-00941)).

(b) Bylaws of CĪON Investment Corporation (Incorporated by reference to Exhibit (B) to Pre-Effective Amendment No. 4 to Registrant’s Registration Statement on Form N-2 filed with the SEC on June 29, 2012 (File No. 333-178646)).

(c) Not applicable.

(d)(1) Description of Registrant’s Securities (Incorporated by reference to Registrant’s Form 8-A12B filed with the SEC on September 30, 2021 (File No. 001-40859)).

(d)(2)* Statement of Eligibility of Trustee on Form T-1.

(e) Distribution Reinvestment Plan of CĪON Investment Corporation (Incorporated by reference to Exhibit 4.1 to Registrant’s Current Report on Form 8-K filed with the SEC on September 16, 2021 (File No. 814-00941)).

(f) Not applicable.

(g)(1) Second Amended and Restated Investment Advisory Agreement, dated as of October 5, 2021, by and between CĪON Investment Corporation and CION Investment Management, LLC (Incorporated by reference to Exhibit 10.1 to the Registrant’s Current Report on Form 8-K filed with the SEC on October 5, 2021 (File No. 814-00941)).

(h) Not applicable.

(i) Not applicable.

(j) Custody Agreement by and between CĪON Investment Corporation and U.S. Bank National Association (Incorporated by reference to Exhibit (J) to Pre-Effective Amendment No. 4 to Registrant’s Registration Statement on Form N-2 filed with the SEC on June 29, 2012 (File No. 333-178646)).

(k)(1) Sale and Contribution Agreement, dated as of August 26, 2016, by and between 34th Street Funding, LLC and CĪON Investment Corporation (Incorporated by reference to Exhibit 10.2 to Registrant’s Current Report on Form 8-K filed with the SEC on September 1, 2016 (File No. 814-00941)).

(k)(2) Master Participation Agreement, dated as of August 26, 2016, by and between 34th Street Funding, LLC and CĪON Investment Corporation (Incorporated by reference to Exhibit 10.3 to Registrant’s Current Report on Form 8-K filed with the SEC on September 1, 2016 (File No. 814-00941)).

(k)(3) Amended and Restated Portfolio Management Agreement, dated as of September 30, 2016, by and among 34th Street Funding, LLC, CION Investment Management, LLC and JPMorgan Chase Bank, National Association (Incorporated by reference to Exhibit 10.3 to Registrant’s Current Report on Form 8-K filed with the SEC on October 4, 2016 (File No. 814-00941)).

(k)(4) Contribution Agreement, dated as of May 19, 2017, by and among CĪON Investment Corporation, Murray Hill Funding, LLC and Murray Hill Funding II, LLC (Incorporated by reference to Exhibit 10.1 to Registrant’s Current Report on Form 8-K filed with the SEC on May 25, 2017 (File No. 814-00941)).

(k)(5) Murray Hill Funding II, LLC Class A Notes Due 2027 (Incorporated by reference to Exhibit 10.3 to Registrant’s Current Report on Form 8-K filed with the SEC on May 25, 2017 (File No. 814-00941)).

(k)(6) Contribution Agreement, dated as of May 19, 2017, by and among UBS AG, London Branch, Murray Hill Funding II, LLC, U.S. Bank National Association, Murray Hill Funding, LLC and CION Investment Management, LLC (Incorporated by reference to Exhibit 10.4 to Registrant’s Current Report on Form 8-K filed with the SEC on May 25, 2017 (File No. 814-00941)).

(k)(7) October 2000 Version Global Master Repurchase Agreement, by and between UBS AG and Murray Hill Funding, LLC, together with the related Annex and Master Confirmation thereto, each dated as of May 19, 2017 (Incorporated by reference to Exhibit 10.5 to Registrant’s Current Report on Form 8-K filed with the SEC on May 25, 2017 (File No. 814-00941)).

(k)(8) Collateral Management Agreement, dated as of May 19, 2017, by and between CION Investment Management, LLC and Murray Hill Funding II, LLC (Incorporated by reference to Exhibit 10.6 to Registrant’s Current Report on Form 8-K filed with the SEC on May 25, 2017 (File No. 814-00941)).

(k)(9) Collateral Administration Agreement, dated as of May 19, 2017, by and among Murray Hill Funding II, LLC, CION Investment Management, LLC and U.S. Bank National Association (Incorporated by reference to Exhibit 10.7 to Registrant’s Current Report on Form 8-K filed with the SEC on May 25, 2017 (File No. 814-00941)).

(k)(10) Murray Hill Funding II, LLC Class A Notes Due 2027 (Incorporated by reference to Exhibit 10.2 to the Registrant’s Current Report on Form 8-K filed with the SEC on December 7, 2017 (File No. 814-00941)).

(k)(11) Administration Agreement, dated as of April 1, 2018, by and between CĪON Investment Corporation and CION Investment Management, LLC (Incorporated by reference to Exhibit 10.1 to the Registrant’s Current Report on Form 8-K filed with the SEC on April 3, 2018 (File No. 814-00941)).

(k)(12) Second Amended and Restated Loan and Security Agreement, dated as of May 15, 2020, by and among 34th Street Funding, LLC, JPMorgan Chase Bank, National Association, U.S. Bank National Association and CION Investment Management, LLC (Incorporated by reference to Exhibit 10.1 to Registrant’s Current Report on Form 8-K filed with the SEC on May 21, 2020 (File No. 814-00941)).

(k)(13) Fourth Amended and Restated Master Confirmation to the Global Master Repurchase Agreement, dated as of December 17, 2020, by and between Murray Hill Funding, LLC and UBS AG (Incorporated by reference to Exhibit 10.1 to Registrant’s Current Report on Form 8-K filed with the SEC on December 23, 2020 (File No. 814-00941)).

(k)(14) Revolving Credit Note Agreement, dated as of December 17, 2020, by and among Murray Hill Funding II, LLC, Murray Hill Funding, LLC, U.S. Bank National Association, and the Class A-R Noteholders (Incorporated by reference to Exhibit 10.2 to Registrant’s Current Report on Form 8-K filed with the SEC on December 23, 2020 (File No. 814-00941)).

(k)(15) Murray Hill Funding II, LLC Class A-R Notes Due 2027 (Incorporated by reference to Exhibit 10.3 to Registrant’s Current Report on Form 8-K filed with the SEC on December 23, 2020 (File No. 814-00941)).

(k)(16) Second Amended and Restated Indenture, dated as of December 17, 2020, by and between Murray Hill Funding II, LLC and U.S. Bank National Association (Incorporated by reference to Exhibit 10.4 to Registrant’s Current Report on Form 8-K filed with the SEC on December 23, 2020 (File No. 814-00941)).

(k)(17) Master Confirmation to the Global Master Repurchase Agreement (Class A-R Notes), dated as of December 17, 2020, by and between Murray Hill Funding, LLC and UBS AG (Incorporated by reference to Exhibit 10.5 to Registrant’s Current Report on Form 8-K filed with the SEC on December 23, 2020 (File No. 814-00941)).

(k)(18) Note Purchase Agreement of CĪON Investment Corporation related to the 2026 Notes, dated as of February 11, 2021 (Incorporated by reference to Exhibit 10.1 to Registrant’s Current Report on Form 8-K filed with the SEC on February 16, 2021 (File No. 814-00941)).

(k)(19) Third Amended and Restated Loan and Security Agreement, dated as of February 26, 2021, by and among 34th Street Funding, LLC, JPMorgan Chase Bank, National Association, U.S. Bank National Association and CION Investment Management, LLC (Incorporated by reference to Exhibit 10.1 to Registrant’s Current Report on Form 8-K filed with the SEC on March 1, 2021 (File No. 814-00941)).

(k)(20) Unsecured Term Loan Facility Agreement, dated as of April 14, 2021, by and between CĪON Investment Corporation and More Provident Funds Ltd. (Incorporated by reference to Exhibit 10.1 to Registrant’s Current Report on Form 8-K filed with the SEC on April 20, 2021 (File No. 814-00941)).

(k)(21)* Form of Indenture.

(l)* Opinion and Consent of Dechert LLP.

(m) Not applicable.

(n)(1)* Consent of RSM US LLP.

(n)(2)* Consent of Ernst & Young LLP.

(n)(3)* Power of Attorney.

(o) Not applicable.

(p) Not applicable.

(q) Not applicable.

(r) Code of Ethics of CĪON Investment Corporation, CION Investment Management, LLC, CION Management, LLC and Affiliated Advisers (Incorporated by reference to Exhibit 14.1 to Registrant’s Current Report on Form 8-K filed with the SEC on May 3, 2019 (File No. 814-00941)).

(s)* Filing Fee Table

*	Filed herewith.

Item 26. Marketing Arrangements

The information contained under the heading “Plan of Distribution” of the prospectus is incorporated herein by reference, and any information concerning any underwriters will be contained in any prospectus supplement or any related free writing prospectus, if any, accompanying this prospectus.

Item 27. Other Expenses of Issuance and Distribution

Securities and Exchange Commission registration fee	$(1)
Printing expenses	(2)
Legal fees and expenses	(2)
Accounting fees and expenses	(2)
Miscellaneous	(2)
Total	$(2)

(1)	In accordance with Rules 456(b) and 457(r) promulgated under the Securities Act, we are deferring payment of all of the registration fees.

(2)	These fees will be calculated based on the securities offered and the number of issuances and accordingly, cannot be estimated at this time. These fees, if any, will be reflected in the applicable prospectus supplement.

Item 28. Persons Controlled by or Under Common Control with Registrant

The following list sets forth each of our subsidiaries, the state under whose laws the subsidiary is organized and the voting securities owned by us, directly or indirectly, in such subsidiary, which is included in our consolidated financial statements:

34th Street Funding, LLC (Delaware)	100.0%
Murray Hill Funding, LLC (Delaware)	100.0%
Murray Hill Funding II, LLC (Delaware)	100.0%
CION/EagleTree Partners, LLC (Delaware)	85.0%
View ITC, LLC (Delaware)	100.0%
View Rise, LLC (Delaware)	100.0%
View NWN, LLC (Delaware)	100.0%
View North, LLC (Delaware)	100.0%
View Speed, LLC (Delaware)	100.0%

Each of our subsidiaries listed above is consolidated for financial reporting purposes. In addition, we may be deemed to control certain portfolio companies. See “Portfolio Companies” in the Prospectus.

Item 29. Number of Holders of Securities

The following table sets forth the approximate number of shareholders of record of our common stock as of January 27, 2022:

Title of Class	Number of Record holders
Common stock, par value $0.001 per share	22,324

Item 30. Indemnification

The information contained under the heading “Description of Securities” is incorporated herein by reference.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “Securities Act”) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions described above, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person in the successful defense of an action suit or proceeding) is asserted by a director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is again public policy as expressed in the Act and will be governed by the final adjudication of such issue.

The Registrant carries liability insurance for the benefit of its directors and officers (other than with respect to claims resulting from the willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office) on a claims-made basis.

The Registrant may agree to indemnify underwriters or agents against specified liabilities for actions taken in their capacities as such, including liabilities under the Securities Act.

Item 31. Business and Other Connections of Our Investment Adviser

A description of any other business, profession, vocation or employment of a substantial nature in which CIM, and each managing director, director or executive officer of CIM, is or has been during the past two fiscal years, engaged in for his or her own account or in the capacity of director, officer, employee, partner or trustee, is set forth in Part A of this Registration Statement in the section entitled “Management.” Additional information regarding CIM and its officers and directors is set forth in its Form ADV, as filed with the Securities and Exchange Commission (SEC File No. 801-77235), and is incorporated by reference herein.

Item 32. Locations of Accounts and Records

All accounts, books, and other documents required to be maintained by Section 31(a) of the 1940 Act, and the rules thereunder are maintained at the offices of:

(1)            the Registrant, CĪON Investment Corporation, 3 Park Avenue, 36th Floor, New York, NY 10016;

(2)            the Transfer Agent and Registrar, SS&C Technologies, Inc. (f/k/a DST Systems, Inc.), 430 West 7th Street, Kansas City, MO 64105;

(3)            the Custodian, U.S. Bank, N.A., One Federal Street, Boston, MA 02110; and

(4)            the Investment Adviser and the Administrator, CION Investment Management, LLC, 3 Park Avenue, 36th Floor, New York, NY 10016.

Item 33. Management Services

Not applicable.

Item 34. Undertakings

1. Not applicable.

2. Not applicable.

3. The Registrant hereby undertakes:

(a) to file, during any period in which offers or sales are being made, a post-effective amendment to the registration statement:

(1)            to include any prospectus required by Section 10(a)(3) of the Securities Act.

(2)            to reflect in the prospectus any facts or events after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the SEC pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than 20% change in the maximum aggregate offering price set forth in the “Calculation of Registration Fee” table in the effective registration statement.

(3)            to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

Provided, however, that paragraphs (a)(1), (2), and (3) of this section do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in reports filed with or furnished to the SEC by the Registrant pursuant to Section 13 or Section 15(d) of the Exchange Act that are incorporated by reference into the registration statement, or is contained in a form of prospectus filed pursuant to Rule 424(b) that is part of the registration statement.

(b)            that, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered herein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof;

(c)            to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering;

(d)            that, for the purpose of determining liability under the Securities Act to any purchaser:

(1)            if the Registrant is relying on Rule 430B:

(A)	Each prospectus filed by the Registrant pursuant to Rule 424(b)(3) shall be deemed to be part of the registration statement as of the date the filed prospectus was deemed part of and included in the registration statement;

(B)	Each prospectus required to be filed pursuant to Rule 424(b)(2), (b)(5), or (b)(7) as part of a registration statement in reliance on Rule 430B relating to an offering made pursuant to Rule 415(a)(1)(i), (x), or (xi) for the purpose of providing the information required by Section 10(a) of the Securities Act shall be deemed to be part of and included in the registration statement as of the earlier of the date such form of prospectus is first used after effectiveness or the date of the first contract of sale of securities in the offering described in the prospectus. As provided in Rule 430B, for liability purposes of the issuer and any person that is at that date an underwriter, such date shall be deemed to be a new effective date of the registration tatement relating to the securities in the registration statement to which that prospectus relates, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such effective date, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such effective date; or

(2)            if the Registrant is subject to Rule 430C: each prospectus filed pursuant to Rule 424(b) under the Securities Act as part of a registration statement relating to an offering, other than registration statements relying on Rule 430B or other than prospectuses filed in reliance on Rule 430A, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness; provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use;

(e)            that, for the purpose of determining liability of the Registrant under the Securities Act to any purchaser in the initial distribution of securities, the undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:

(1)            any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 424 under the Securities Act ;

(2)            any free writing prospectus relating to the offering prepared by or on behalf of the undersigned Registrant or used or referred to by the undersigned Registrant;

(3)            the portion of any other free writing prospectus or advertisement pursuant to Rule 482 under the Securities Act relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and

(4)            any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

4. The undersigned Registrant hereby undertakes that:

(a)            for the purpose of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant under Rule 424(b)(1) under the Securities Act shall be deemed to be part of this registration statement as of the time it was declared effective; and

(b)            for the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

5. The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act, each filing of the Registrant’s annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act that is incorporated by reference into the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

6. Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

7. The Registrant hereby undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any prospectus or Statement of Additional Information.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the “Securities Act”), the Registrant has duly caused this Registration Statement on Form N-2 to be signed on its behalf by the undersigned, thereunto duly authorized, in The City of New York, State of New York, on the 31st day of January, 2022.

CĪON INVESTMENT CORPORATION

By:	/s/ Michael A. Reisner
Name:	Michael A. Reisner
Title:	Co-Chief Executive Officer (Principal Executive Officer)

Pursuant to the requirements of the Securities Act, this Registration Statement on Form N-2 has been signed by the following persons in the capacities and on the dates indicated on January 31, 2022. This document may be executed by the signatories hereto on any number of counterparts, all of which constitute one and the same instrument.

Signature	Title

/s/ Mark Gatto	Co-Chief Executive Officer and Director
Mark Gatto	(Principal Executive Officer)

/s/ Michael A. Reisner	Co-Chief Executive Officer and Director
Michael A. Reisner	(Principal Executive Officer)

/s/ Keith S. Franz	Chief Financial Officer and Treasurer
Keith S. Franz	(Principal Financial and Accounting Officer)

*	Director
Robert A. Breakstone

* Catherine K. Choi	Director

* Edward J. Estrada	Director

* Peter I. Finlay	Director

*	Director
Earl V. Hedin

*	Director
Aron I. Schwartz

* Signed by Michael A. Reisner pursuant to a power of attorney signed by each individual and filed with this Registration Statement on January 31, 2022.